UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5993

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2017
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on January 17, 2018, for each fund as of December 31, 2017. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

Chairman's Letter
2017 Annual Report

January 17, 2018
Dear Shareholders:
The Standard & Poor's 500 Stock Index notched a "perfect year" in 2017, meaning that it posted a positive return in each of the 12 months. Labor markets continued to improve, although the workforce participation rate dropped several points. The economy remained on a growth track. At the end of the year, the enactment of the Tax Cuts and Jobs Act sparked fresh hope for increased corporate profits and dividends, repatriation of capital to the U.S., wage growth and capital investment. As of this writing, investors' appetite for stocks and other risk assets has continued to push broad stock market indexes even higher.
After nine consecutive years of equity advances (based on the Standard & Poor's 500 Stock Index), we believe a stock market correction seems inevitable. And following years of artificially low interest rates, we expect rates will eventually move closer to historical averages. But the timing and magnitude of these events are never certain. Investors who try to get in or out of positions based on prognostication can do serious harm to their portfolios. We encourage shareholders to be especially mindful of their overall tolerance for risk and current level of exposure.
We close on a sad note. Tony Williams, a founding member of Homestead Funds’ board of directors and the first chairman, passed away on December 18, 2017. As a board member, the careful stewardship of the funds was always his first concern. Tony retired from the Homestead Funds' parent organization, the National Rural Electric Cooperative Association, after more than 25 years of service. He served as an officer in the Navy during the Vietnam War, in which he was awarded the Purple Heart and Bronze Star. Tony is survived by his wife and four children. He leaves all who knew him as a friend and colleague with cherished memories of his encouraging leadership style, thoughtfulness and sense of humor.
Thank you for your investment with Homestead Funds.
Yours sincerely,
James F. Perna
Chairman of the Board
Homestead Funds
James F. Perna
Chairman of the Board

Daily Income Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Daily Income Fund earned an annualized return of 0.18 percent for 2017. The seven-day current annualized yield was 0.45 percent on December 31, 2017, much changed from the 0.01 percent on December 31, 2016. Interest income for the fund is netted against operating expenses. In light of the higher interest rate environment and resulting higher interest income to the fund, RE Advisers ended its voluntary fee waiver and expense reimbursement as of May 12, 2017. With the Federal Reserve raising the federal funds rate band three times in 2017 (the last being to between 1.25 percent and 1.50 percent in December 2017), the Daily Income Fund has been able to earn enough interest income to cover all of its expenses and provide income to its shareholders.
Market Conditions
The U.S. economy continued to improve in 2017 as the year progressed. After an unexpectedly soft 1.4 percent rise in gross domestic product (GDP) in the first quarter of 2017, the economy showed strength in the second and third quarters with GDP increases of 3.3 percent and 3.2 percent, respectively. The general consensus among economists is for GDP to rise by an annual rate of approximately 2.5 percent in the fourth quarter of 2017. In addition, despite changes to the political, regulatory and tax law landscapes, Fed forecasts still only indicate a relatively modest 2.6 percent gain in GDP for all of 2018.
Although the Fed’s analysis of the data suggests a solid overall economic expansion since the beginning of 2017, specific issues remain. On the positive side, household spending has expanded at a moderate pace and business fixed investment continued to improve. Several labor market measurements during 2017 continued to show good growth. Initial jobless claims fell below 250,000, continuing claims dropped to less than 2.0 million and the unemployment rate declined to 4.1 percent. However, wage gains were still relatively mild at approximately 2.5 percent, largely caused by low growth in labor productivity. Although there were signs of productivity improvement in 2017, we believe a sustained improvement in productivity will be essential to economic growth in general, and wage gains in particular, for 2018 and beyond. On a 12-month basis, overall inflation (even that which excludes food and energy prices) has declined and is running below 2 percent.
Outlook
After the Federal Open Market Committee (FOMC, the Fed’s policy-making body) revised its target for the federal funds rate to between 1.25 percent and 1.50 percent in December 2017, the big question is how many rate hikes seem likely in 2018 given the upcoming change in Fed leadership and possibly more robust economic environment. Forecasts by the Fed after the rate hike in December 2017 indicated three
Investment Advisor: RE Advisers
Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

such hikes in 2018. However, as we have stated in the past, only time will tell how many rate hikes the markets and economic situation will support. Assuming continued growth in the U.S. economy, continued improvement in labor markets, stability in financial markets and a steepening (as opposed to flattening) yield curve, we believe that we are most likely to see a continued, gradual normalization of interest rates in 2018 as we did in 2017. In addition, with inflation on a 12-month basis expected to remain somewhat below 2 percent in the near term but stabilizing around the FOMC’s 2 percent objective in the medium term, we believe the federal funds rate is likely to remain for some time below levels that are expected to prevail in the long run. However, with the FOMC being the very cautious decision maker that it is, the timing and size of interest rate increases and the portfolio unwinding process remain very much dependent upon the data and the stability of the situation at the time, in our view.
The timing of this continued interest rate normalization process notwithstanding, investors in money market funds such as the Daily Income Fund have finally begun to see income on their investment in 2017 as the Fed has allowed short-term rates to rise to higher levels. In our view, this trend is likely to continue in 2018, and we will judiciously take advantage of higher-yielding investments as they become available and consistent with our management of the fund as a government money market fund.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.18	0.04	0.27

Yield
Annualized 7-day current yield quoted 12/31/17	0.45%

Security Diversification
	% of Total Investments
	as of 12/31/16	as of 12/31/17
U.S. government & agency obligations	81.8	89.5
Short-term and other assets	18.2	10.5
Total	100.0%	100.0%

Maturity
	as of 12/31/16	as of 12/31/17
Average Weighted Maturity	43 days	38 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Short-Term Government Securities Fund returned 0.87 percent for the year ended December 31, 2017, outperforming its benchmark, the ICE BofAML 1-5 Year U.S. Treasury Index’s return of 0.65 percent.
The fund benefited from overall lower interest rate exposure as measured by effective duration relative to the benchmark throughout the period. Additionally, the fund’s overweight allocation to short-term amortizing asset-backed securities and high-quality corporate issuers, including floating rate notes, contributed positively during the period. The fund also benefited from its holdings in higher-yielding issuers guaranteed by the Export-Import Bank of the U.S. and FDIC guaranteed certificates of deposit.
The fund added holdings in short-end maturity U.S. Treasuries as rates continued to gradually rise from multiyear low levels. The fund also added holdings in the corporate sector through issuers guaranteed by the Export-Import Bank of the U.S.
Market Conditions
The Federal Reserve continued its gradual pace of rate increases during the period. The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making committee, delivered the three rate hikes forecasted at the end of 2016, increasing its target range for the fed funds rate from 0.5 percent to 0.75 percent at the end of 2016, to 1.25 percent to 1.5 percent at the end of 2017. Front-end yields rose in a similar fashion throughout the period, with the majority of the move taking place during the fourth quarter. The three-month London Interbank Offered Rate increased 69 basis points, and the two-year U.S. Treasury yield increased 70 basis points to end the year at 1.69 percent and 1.89 percent, respectively.
Monetary policy remained accommodative, consistent with the Fed’s dual mandate of promoting maximum employment and price stability. Economic activity continued on solid footing with real gross domestic product year over year increasing from 1.8 percent in December 2016 to 2.3 percent at the end of September 2017. The labor market experienced solid gains despite disruptions during the fall caused by hurricane-related activity. The unemployment rate improved from 4.7 percent to 4.1 percent over the period. Core inflation, however, remains below the Fed’s long-term target of 2 percent. Another measure of pricing pressures, the PCE CorePrice Index, stood at 1.5 percent at the end of November 2017, down from 1.87 percent at the end of December 2016. The FOMC expects inflation to remain somewhat below 2 percent over the next 12 months but to stabilize around the 2 percent target during the medium term.
Investment Advisor: RE Advisers
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Doug Kern, CFA Senior Fixed Income Portfolio Manager BS, Business Administration; MBA Finance, Pennsylvania State University

Our expectation that President Trump’s administration would deliver on some of its policy agenda materialized in the form of tax reform legislation signed into law in December. The president and Congress authored significant changes to the tax code with the intention of lowering the tax burden on working Americans and making U.S. corporations more competitive globally. Some companies proceeded to use the newfound tax savings to increase wages and pay one-time bonuses to employees. We expect the changes will be positive for economic growth and support rising wages going forward.
Outlook
We remain optimistic on the economy, and believe that accommodative monetary policy will support the labor market and help the Fed achieve its goal of a 2 percent inflation rate. According to its December statement, the FOMC expects three additional rate hikes in 2018. In our view, providing additional comfort that the central bank will maintain its gradual pace of rate hikes is President Trump’s appointment of Jerome Powell to succeed Janet Yellen as Federal Reserve chair.
On the fiscal side, with tax reform in the rear view, we expect the administration to turn its focus to trade policies, immigration and infrastructure. We expect to gradually increase our holdings of U.S. Treasuries as overall yields rise from multiyear lows, while also keeping the fund’s weighted average duration below that of the benchmark’s. This strategy is consistent with our view that the economy will continue to expand at a stable pace and interest rates will move higher.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	0.87	0.44	1.62
ICE BofAML 1-5 Year U.S. Treasury Index	0.65	0.75	2.03

Security Diversification
	% of Total Investments
	as of 12/31/16	as of 12/31/17
U.S. government & agency obligations	55.6	49.0
Corporate bonds-government guaranteed*	32.4	28.4
Corporate bonds-other*	0.7	4.7
Certificates of deposit*	4.9	3.8
Mortgage-backed securities	3.9	2.9
Asset-backed securities	1.1	2.7
Municipal bonds	0.0	0.3
Short-term and other assets	1.4	8.2
Total	100.0%	100.0%

*	Labeled as corporate bonds in prior reports.

Maturity
	as of 12/31/16	as of 12/31/17
Average Weighted Maturity	2.23	1.76
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year U.S. Treasury Index made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
For 2017, the Short-Term Bond Fund generated a total return of 1.65 percent, exceeding the 1.28 percent return of its benchmark, the ICE BofAML 1-5 Year Corporate/Government Index. Increased credit exposure and shorter duration, relative to the benchmark, contributed to the fund’s outperformance.
Every sector comprising the fund’s portfolio posted positive returns, with asset-backed securities generating particularly strong returns. The weakest contributor to performance was the municipals sector, due primarily to market value declines in the fund’s two positions in the Puerto Rico Sales Tax Financing Corporation, a credit that has become embroiled in the Title III bankruptcy filing by the Commonwealth of Puerto Rico on May 3, 2017, after creditor negotiations failed.
Positions were added in all sectors except mortgages, with a special focus in the asset-backed sector. The fund added to its holdings of municipals, utilizing both insured and corporate-backed issues, as well as high-quality finance names and insurance-company guaranteed investment contracts.
Early in the year, positions in short-term U.S. Treasury securities were liquidated and proceeds were reinvested in higher-yielding commercial paper. Later in the year and particularly in the second half, U.S. Treasuries at the short end of the curve were added as yields rose sharply.
Market Conditions
U.S. bond yields and stock prices surged with growth and inflation expectations after Donald Trump’s election as president in November 2016. Short-term yields continued to rise in 2017, while long-term yields finished the year lower. Growth forecasts and interest rates also rose in Europe and Asia, where the need for monetary stimulus seems to have peaked. The Fed has been successful achieving the employment part of its dual mandate, but on price stability, inflation has been running persistently below the central bank’s 2 percent target rate. Federal Open Market Committee (FOMC) members expect three more rate hikes in 2018.
Credit performed well in 2017, as a combination of generally positive earnings news, still low interest rates and massive investor demand supported the market. The Bloomberg Barclays Investment Grade Credit Index narrowed its spread over Treasuries by 29 basis points, ending the year at the tightest level.
The U.S. economy’s gross domestic product increased 2.3 percent for the year ended September 30, 2017. In spite of still-modest economic growth, labor markets continued to improve. The December 2017 unemployment rate fell to 4.1 percent from 4.7 percent in December 2016, and an average of 171,000 non-farm payrolls were added monthly. Yet wages
Investment Advisor: RE Advisers
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Doug Kern, CFA Senior Fixed Income Portfolio Manager BS, Business Administration; MBA Finance, Pennsylvania State University

rose by only 2.5 percent in 2017, down from 2.9 percent in 2016. The headline Consumer Price Index rose at an annual rate of 2.1 percent in 2017, while the Fed’s preferred inflation measure, the PCE Core Price Index, rose 1.50 percent for the year ended November 30, 2017 (down from 1.82 percent in the prior year). Manufacturing remained firm, with both the ISM Manufacturing Purchasing Managers Index and industrial production rising in 2017.
Outlook
Although the Fed does not expect inflation to reach 2 percent until 2019, upward pressure on wages seems likely to materialize as the unemployment rate hovers near 4 percent and a record 5.9 million U.S. job openings go unfilled. Additionally, crude oil's surge above $60 per barrel early in 2018 after barely averaging $50 in 2017 seems inconsistent with inflation running below a 2 percent rate. FOMC members acknowledged in their December meeting that they may need to speed up the pace of rate hikes if tax cuts spur unanticipated inflation.
The market anticipates a fed funds rate hike at the March 2018 FOMC meeting, and another one to follow, but, in our view, the market is not prepared for inflation breaching the 2 percent level, or the widening of yield spreads between Treasuries and riskier fixed-income securities. In our view, we are likely several calendar quarters away from the Fed’s monetary policy entering a restrictive phase, and we believe that the FOMC is likely to allow inflation to overshoot the 2 percent for a fairly lengthy amount of time before stepping on the monetary brakes.
Given a continuation of the tightening cycle and tight credit spreads, we believe it is prudent to continue to keep the Fund’s duration short relative to the benchmark. In our view, this strategy should mitigate the risk of higher rates, while allowing us to take advantage of higher yielding securities as they become available.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.65	1.40	3.09
ICE BofAML 1-5 Year Corp./Gov. Index	1.28	1.15	2.49

Security Diversification
	% of Total Investments
	as of 12/31/16	as of 12/31/17
Corporate bonds-other	33.4	29.2
Asset-backed securities	22.6	20.4
Municipal bonds	20.3	20.1
Yankee bonds	13.3	11.6
U.S. government & agency obligations	5.5	6.0
Mortgage-backed securities	2.6	1.9
Certificates of deposit*	0.5	0.4
Corporate bonds-government guaranteed	0.0	0.1
Short-term and other assets	1.8	10.3
Total	100.0%	100.0%

*	Labeled as corporate bonds in prior reports.

Maturity
	as of 12/31/16	as of 12/31/17
Average Weighted Maturity	1.94	1.72
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year Corp./Gov. Index made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by BlackRock Fund Advisors
Performance
For the 12 months ended December 31, 2017, the U.S. large cap market metric and the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index), gained 21.83 percent, compared with the fund’s gain of 21.16 percent. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.
During the 12-month period, as changes were made to the composition of the S&P 500 Index, the master portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
The reflation trade in the U.S. continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points in March. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.
Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the first quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration would be able to push through further reforms in 2017. Despite these setbacks, U.S. equities in the first quarter finished strong and the 10-year Treasury yield added 31 basis points in the quarter.
In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. The largest single day fall of the S&P 500 in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Director Comey on May 17.
Although the Fed its monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31 percent in the second quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting, to between 1 percent and 1.25 percent, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.
Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the Chicago Board Options Exchange Volatility Index averaging a record low of 10.94 in the quarter.
Domestic rates moved modestly higher as investors balanced news on the monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (FOMC) announcement, the committee revealed it would keep interest rates unchanged and initiate its balance sheet normalization in October. Additionally, amid short-term hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2 percent in the near term, but expects it to stabilize around 2 percent by 2019. Real gross domestic product (GDP) growth was revised higher for 2017, from 2.2 percent to 2.4 percent. The 10-year U.S. Treasury yield ended the third quarter 2 basis points higher, at 2.33 percent.
The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1 percent, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third-quarter GDP surged 4.1 percent year over year, real GDP increased 2.3 percent year over year, and broad aggregate S&P 500 earnings growth was 6.6 percent. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business Small Business Optimism Index reached 13-year highs in the quarter.
The strongest returns in the S&P 500 Index came from information technology (+38.84 percent). Increases were seen across most sectors, with notable results in materials (+23.84 percent) and consumer discretionary (+22.97 percent). In contrast, telecommunication services (-1.25 percent) and energy (-0.99 percent) experienced negative returns for the year.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	21.16	15.17	7.91
Standard & Poor's 500 Stock Index	21.83	15.79	8.50
Sector Diversification*
% of Total Investments as of 12/31/17
Information technology	23.4
Financials	14.6
Health care	13.5
Consumer discretionary	12.0
Industrials	10.1
Consumer staples	8.1
Energy	6.0
Materials	2.9
Utilities	2.9
Real Estate	2.8
Telecommunication services	2.0
Short-term and other assets	1.7
Total	100.0%
Top Ten Equity Holdings*
% of Total Investments as of 12/31/17
Apple, Inc.	3.7
Microsoft Corp.	2.8
Amazon.com, Inc.	2.0
Facebook, Inc., Class A	1.8
Berkshire Hathaway, Inc., Class B	1.6
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.6
Exxon Mobil Corp.	1.5
Alphabet, Inc., Class C	1.4
Alphabet, Inc., Class A	1.4
Total	19.4%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor's 500 Stock Index made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Value Fund increased 22.17 percent during 2017 and its benchmark index, the unmanaged S&P 500 Value Index, increased 15.36 percent. The fund’s higher-than-index return was due primarily to the results in its information technology, materials and industrials sector holdings, while consumer discretionary detracted from overall results.
Portfolio Review
The fund’s information technology position was overweight compared with the index and outpaced both the index’s sector results and the performance of the overall index. Notable contributors to the results were Visa, Microsoft and Alphabet.
The fund’s materials position appreciated 37 percent during the year, outpacing the return for the index’s sector position and the overall index. Primary contributors were Avery Dennison and DowDuPont.
Industrials were also positive for performance, as the fund’s holdings in this sector outpaced the index’s. Primary contributors were Parker-Hannifin and Honeywell International.
The fund was underweight in consumer discretionary compared with the index, and though its results were positive, they did not keep pace with the index’s sector positions. LKQ Corporation and Adient appreciated but were offset by a decline in the price of Cooper Tire & Rubber Company.
New names added to the fund during the year were Apache Corporation, Royal Dutch Shell and Roche Holding. Names eliminated from the fund were AbbVie, Baker Hughes, General Electric, GlaxoSmithKline, J.M. Smucker Company and QEP Resources.
Outlook
The Tax Cuts and Jobs Act of 2017 represents the most significant changes to the U.S. tax code since 1986, for both corporations as well as individuals. Stock market investors reacted positively to the tax overhaul as it was enacted in December, and we expect them to continue to assess and quantify the impact on the economy in the year ahead. Economic growth is expected to accelerate in 2018, and the U.S. economy showed improvement throughout 2017. Manufacturing has strengthened, employment continues to grow across the economy and housing remains positive.
Some current 2018 U.S. gross domestic product growth forecasts exceed 3 percent, with commodities markets also signaling strength. Oil prices have drifted above $60 per/barrel in early 2018, in part a result of OPEC’s reaffirmation of its initial November 2016 agreement to limit production as well as increased demand due to greater economic activity and synchronized global growth.
Investment Advisor: RE Advisers
Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Recent Fed commentary indicates two — potentially more — interest rate increases for 2018. The number and extent of any increases will be predicated on the strength of the overall economy. We believe rising interest rates in general for 2018 should reflect an improving economy. In the past, gradually rising interest rates have been positive for equities as an indicator of an improving business environment. We would expect similar results in the months ahead.
As noted in past letters, regardless of the overall economy’s direction, we search for value. Although the market trades at higher-than-average price-earnings multiples, we seek out pockets of value in which the market has not appropriately priced in the upside of significant catalysts for growth, including a change of management team, a corporate action or a change in a company’s competitive position.
Disruption and disintermediation have become the norm. Technology is facilitating the rapid transformation of many companies and industries. We have seen the rise of artificial intelligence (AI), big data, the cloud and the Internet of Things. These all derived from the development of software and networking that is now being applied across all industries. Four companies in the fund reflect our belief that these areas of business will continue to be at the forefront of growth. Google-parent Alphabet is a leader in AI and big data, while Microsoft has a fast-growing cloud-hosting business as well as a strong AI platform. We believe these companies and others will need high-speed semiconductors along with network equipment that can deliver high-speed connections and security. Intel and Cisco are leaders in these two areas.
Value Fund assets reached a record high in 2017, a result of market appreciation and cash from investor purchases. We welcome all new shareholders and are gratified by investors’ confidence in our approach.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Value Fund	22.17	15.87	8.18
Standard & Poor's 500 Value Index	15.36	14.24	6.80
Standard & Poor's 500 Stock Index	21.83	15.79	8.50
Sector Diversification
% of Total Investments as of 12/31/17
Information technology	22.8
Financials	16.9
Health care	16.0
Industrials	15.6
Materials	11.7
Energy	9.6
Consumer discretionary	4.9
Telecommunication services	0.2
Short-term and other assets	2.3
Total	100.0%
Top Ten Equity Holdings
% of Total Investments as of 12/31/17
Avery Dennison Corp.	5.3
JPMorgan Chase & Co.	4.9
Southwest Airlines Co.	4.9
Cisco Systems, Inc.	4.6
DowDuPont, Inc.	4.5
Intel Corp.	4.5
Parker-Hannifin Corp.	4.4
Bristol-Myers Squibb Co.	3.9
Honeywell International, Inc.	3.9
Visa Inc., Class A	3.6
Total	44.5%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund's Subadvisor, T. Rowe Price Associates
Performance
The Growth Fund posted a robust 37.68 percent gain for the 12-month period ended December 2017, significantly above the 30.21 percent return for the benchmark Russell 1000 Growth Index. Stock selection contributed the most to performance relative to the index, especially in the information technology, consumer discretionary and health care sectors. Sector allocation also added to relative performance, with the biggest positive impact in consumer staples. In contrast, stock selection in financials detracted from relative results.
Portfolio Review
The information technology sector contributed the most to the portfolio’s performance relative to the index. Stock selection, especially Internet software and services names, and an overweight position relative to the benchmark in the sector aided results. China-based Internet companies Alibaba Group Holding and Tencent Holdings were top contributors, along with PayPal Holdings. Shares of Alibaba rallied sharply, driven by the strength in its core Chinese e-commerce business. Higher-than-expected revenue growth in Tencent’s gaming and cloud-computing businesses helped drive shares higher over the past year. Shares of PayPal rose as it delivered solid results across a broad range of metrics.
Consumer discretionary was also an area of outperformance for the fund, driven by Amazon.com. Shares of Amazon traded higher over the past year as the company continued to disrupt the traditional retail business model, while also dominating in cloud computing with its highly profitable and rapidly growing Amazon Web Services unit. We believe the pace of innovation at the company is remarkable and that its ability to execute and expand into new markets continues to strengthen its already formidable competitive advantages.
Health care outperformed, as stock choices outweighed an unfavorable overweight to the sector. Intuitive Surgical was a leading contributor. Accelerated growth in the number of global procedures being performed by Intuitive Surgical’s robotic surgical system helped drive shares higher. Procedure growth — which we view as the engine of the business model— could get an additional boost as the company rolls out its new and more affordable system, which should provide opportunities to expand into many more hospitals, in our view.
A meaningful underweight relative to the benchmark in consumer staples paid off in 2017, bolstering relative performance. In our view, valuations remain stretched as investors have bid up the sector over the past several years for its defensive characteristics and dividend support against a backdrop of historically low yields in fixed income. We continue to believe that relatively rich valuations combined
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

with limited growth prospects for the mature businesses that make up the sector have negatively skewed the risk/reward profile of the consumer staples sector.
In contrast, financials was the largest detractor, due largely to unfavorable stock selection. In particular, holdings within the capital markets industry struggled, as stocks had varying reactions to the forthcoming changes in compliance standards across the wealth management industry. The utilities sector also weighed on relative results, as weakness in stock selection outweighed a favorable overweighting.
Outlook
Large-cap growth stocks posted strong gains in 2017, pushing the major market yardsticks over 20 percent for the full year. As a result, we believe the large-capitalization growth stock valuations have become relatively expensive: We are uncovering fewer durable growth companies that offer compelling value, but we believe that good stock selection can continue to drive outperformance. The implications of new tax legislation could spur market rotation and further gains, in our view. Following a year of extremely low volatility, we are positioned for a potentially challenging stock market environment that delivers more moderate returns. However, we are confident in our time-tested, bottom-up stock selection process. While we continue to face many market uncertainties, we believe that this aging bull market is not on its last legs. We have a positive view on many individual companies in the information technology and health care sectors in addition to others that are using innovation to disrupt less efficient business models.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Growth Fund*	37.68	19.14	11.08
Russell 1000 Growth Index	30.21	17.33	10.00
Standard & Poor's 500 Stock Index	21.83	15.79	8.50
Sector Diversification
% of Total Investments as of 12/31/17
Information technology	41.1
Health care	20.7
Consumer discretionary	20.0
Industrials	7.8
Financials	4.9
Real estate	1.2
Consumer staples	1.1
Utilities	1.1
Telecommunication services	0.9
Short-term and other assets	1.2
Total	100.0%
Top Ten Equity Holdings
% of Total Investments as of 12/31/17
Amazon.com, Inc.	7.6
Microsoft Corp.	5.5
Alphabet, Inc., Class A	4.6
Facebook, Inc., Class A	4.6
Visa Inc., Class A	4.4
Priceline Group, Inc.	4.4
Boeing Co.	4.4
Apple, Inc.	3.8
UnitedHealth Group Inc.	2.9
Cigna Corp.	2.6
Total	44.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The Small-Company Stock Fund increased 11.99 percent in 2017, trailing its benchmark index the Russell 2000, which increased 14.65 percent. The fund’s returns in industrials, materials and financials sectors aided results, while returns for the fund’s consumer discretionary, health care and information technology positions detracted from overall results.
Portfolio Review
Industrials were positive for performance in 2017 due to the fund's being significantly overweighted compared with the index and the fund’s position increasing more than the index's sector holdings and the index overall. Dycom Industries, BWX Technologies and the three trucking companies in the portfolio — Werner Enterprises, Knight-Swift and Covenant Transport Group — were important contributors.
The fund was overweight in materials compared with the sector, and the fund’s stocks appreciated more than the index’s sector holdings and the index overall. The primary contributors to the performance were Westlake Chemical, PolyOne and Summit Materials.
The fund had a slightly overweight position in the financials sector relative to the index. The fund’s best performers in this category were Encore Capital Group, FB Financial and Kinsale Capital Group.
Consumer discretionary holdings detracted from results due to the fund having a slightly higher commitment to this sector relative to the index and to the negative performance of the fund’s holdings. The difficulties of 2016 continued into 2017 for a number of the retail, restaurant and distributor businesses represented in the portfolio. These holdings detracted from results through the summer, but declines in the share prices have since moderated considerably. Primary detractors were Fred’s, Francesca’s Holdings and Core-Mark Holdings.
New names added to the fund during 2017 included Comfort Systems, Descartes Systems Group and QTS Realty Trust, Class A. Stocks eliminated from the fund were Access National Corporation, Francesca’s Holdings, GCP Applied Technologies, Sterling Bancorp, United Bankshares, United Natural Foods, Wendy’s Company and Western Digital. Rockwater Energy Solutions was acquired by Select Energy Systems.
Outlook
Optimism seems to be on the rise among investors and in corporate boardrooms as we enter 2018. Tax cuts enacted at the end of 2017 have served to bolster bullishness and to encourage companies to make investments in growth. We
Investment Advisor: RE Advisers
Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

believe the tax legislation is a broad positive for the U.S. economy, as it should make U.S. companies more competitive globally, encourage capital investment, improve returns on invested capital, and ultimately support growth in jobs and wages.
Lower tax rates are thought to be more advantageous for small capitalization stocks relative to large capitalization stocks as these businesses tend to pay higher tax rates, and thus stand to benefit most from any reduction. We expect higher prospective rates of return to induce capital investment and in turn improve the overall economy.
We believe the forecasts for increased returns for profitable companies along with the prospect for a higher rate of overall economic growth may create a more favorable environment for our style of investing than we have witnessed in recent years. While multiples remain somewhat elevated, we believe the potential for higher returns and higher growth should support present valuations. We continue to search for companies with attractive businesses and better prospects for the future that we believe will benefit investors over the longer term.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	11.99	13.23	11.07
Russell 2000 Index	14.65	14.12	8.71
Sector Diversification
% of Total Investments as of 12/31/17
Industrials	44.9
Financials	18.6
Consumer discretionary	11.0
Information technology	10.2
Materials	9.2
Health care	2.6
Energy	1.6
Real estate	0.9
Short-term and other assets	1.0
Total	100.0%
Top Ten Equity Holdings
% of Total Investments as of 12/31/17
Dycom Industries, Inc.	9.9
Knight-Swift Transportation Holdings Inc.	4.1
Encore Capital Group, Inc.	4.1
Werner Enterprises, Inc.	3.9
Applied Industrial Technologies, Inc.	3.9
Texas Capital Bancshares, Inc.	3.7
PolyOne Corp.	3.5
BWX Technologies, Inc.	3.0
NN, Inc.	2.9
State Bank Financial Corp.	2.9
Total	41.9%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund's Subadvisor, Harding Loevner LP
Performance
In 2017, the International Equity Fund outperformed its benchmark, the MSCI EAFE Index. The International Equity Fund increased 28.12 percent versus the 25.03 percent return for the Index.
Portfolio Review
Our strong returns this year were primarily driven by positive stock selection, especially in financials. All but one of our holdings in the sector added to relative performance, with major contributions from AIA Group, DBS Group, BBVA and Allianz. We benefited from our hefty overweight, compared with the benchmark, in the top-performing IT sector, and we were able to outperform the benchmark thanks in large part to our position in Japanese optical sensor specialist Keyence. Our relative outperformance could have been even greater had we held two notable IT names: Chinese heavyweights Alibaba and Tencent, which each roughly doubled in the year. We were able to capture some of this performance elsewhere in the portfolio with our holding in Naspers, which owns about a one-third stake in Tencent. Finally, despite the rebound in commodity prices in the second half of the year, energy stocks were the largest detractors, due to declines in the oilfield services and supply company Schlumberger and the pipe manufacturer Tenaris.
We had positive stock selection in every region except Europe ex-Economic and Monetary Union, where our U.K.
holdings — specifically pharmaceutical company Shire and advertising agency WPP — underperformed. Stocks in Pacific ex-Japan added the most value (DBS, AIA and blood plasma company CSL Limited), followed closely by stocks in Japan (Keyence, Fanuc, Sysmex and M3). Our Emerging Markets exposure was beneficial from an allocation standpoint, specifically in South Korea (Samsung Electronics), South Africa (Naspers), China (Baidu) and Taiwan (Taiwan Semiconductor).
Outlook
As we look back at 2017 and forward into 2018, we are struck by how the world is still changing due to the Internet, which is now almost 30 years old, and how this continues to impact industry structures and stock market prices. As Internet connectivity increases, traditional barriers to entry can rapidly collapse and new companies can not only enter industries but also dominate them. We see evidence of this in the media, telecommunications, retail and finance industries, where the threat of new entrants, and the corporate response from incumbents, is resulting in more battles over growth and profit margins.
Through this rapid change, we continue to focus on companies that we believe possess sustainable competitive advantages in their industries, financial strength, quality
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Alexander T. Walsh, CFA Co-Lead Portfolio Manager BA, North American Studies, McGill University

management and sustainable growth prospects. We also seek to invest in their shares when we believe they are underappreciated by the market. The fund team’s outlook is reflected in the structure of the fund as determined by company-specific research and stock selections, such as our overweights, compared with the benchmark, in health care and information technology. Our investments in the latter sector in particular have grown in the past year, reflecting our belief that the growth potential of individual companies held in the fund is inadequately reflected in the current valuation levels of their share prices.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 12/31/17)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	28.12	7.83	2.08
MSCI®EAFE®Index	25.03	7.90	1.94
Country Diversification
% of Total Investments as of 12/31/17
Germany	19.4
Japan	16.9
Britain	11.2
France	10.9
Switzerland	7.0
Hong Kong	4.6
Sweden	4.4
Spain	3.8
Singapore	3.0
Israel	2.9
Canada	2.1
United States of America	1.9
South Africa	1.7
China	1.3
Republic of South Korea	1.2
Taiwan	1.1
Italy	1.1
Australia	1.0
India, Brazil, Mexico & Turkey	1.7
Short-term and other assets	2.8
Total	100.0%

Top Ten Equity Holdings
% of Total Investments as of 12/31/17
AIA Group Ltd.	4.6
Dassault Systèmes SA	4.1
Allianz SE REG	3.9
Bayer AG REG	3.6
FANUC Corp.	3.5
RoyalDutch Shell PLC, Class B	3.5
Nestlé SA REG	3.3
DBS Group Holdings Ltd.	3.0
Check Point Software Technologies Ltd.	2.9
SAP SE ADR	2.9
Total	35.3%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI®EAFE®Index made on December 31, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from December 31, 2007 to September 14, 2015, as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015 to January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2017 and held through December 31, 2017.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund[b]	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2017
Actual Return	$1,000.00	$1,001.60	$3.65	0.72%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.36	$3.68	0.72%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,001.40	$3.78	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.22	$3.82	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,004.50	$3.87	0.77%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.14	$3.91	0.77%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,121.00	$2.88	0.54%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.28	$2.75	0.54%

Value Fund
Actual Return	$1,000.00	$1,155.00	$3.27	0.60%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.97	$3.07	0.60%

Growth Fund
Actual Return	$1,000.00	$1,180.70	$5.00	0.91%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.41	$4.63	0.91%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,107.50	$4.65	0.88%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.58	$4.46	0.88%

International Equity Fund[b]
Actual Return	$1,000.00	$1,115.00	$5.27	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.02	$5.03	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365 (to reflect the half-year period).
b.	Reflects fee waiver and expense limitation agreements in effect during the period.
c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•     Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•     Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•     Concentration Risk To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•     Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•     Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
Debt Securities Risks
•     Credit Risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
•     Extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
•     Interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative)will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
•     Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•     Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•     Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•     Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•     Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
•     Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are

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likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
•     Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•     Income Risk The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
•     Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
•     Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Stock Index Fund and its shareholders.
•     Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
•     Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•     Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•     Manager Risk The risk that the manager’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
•     Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•     Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
•     Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Stock Index Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Stock Index Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.

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•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•     Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•     Passive Investment Risk Because BlackRock Investment Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•     Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•     Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Stock Index Fund’s portfolio and those included in the S&P
500 Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Stock Index Fund incurs fees and expenses, while the S&P 500 Index does not.
•     U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•     Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•     Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Board of Directors’ Considerations in Approving the Investment Management and Sub-Advisory Agreements
Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day management of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund, the Growth Fund and the International Equity Fund (each series, a “Fund” and, collectively, the “Funds”)*. In addition, RE Advisers has entered into subadvisory agreements (the “Subadvisory Agreements” and, together with the Investment Management Agreements, the “Agreements”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Harding Loevner LP (“Harding Loevner”), on behalf of the Growth Fund and the International Equity Fund, respectively, pursuant towhich T. Rowe Price and Harding Loevner are responsible for the day-today management of the assets of such Funds. RE Advisers, T. Rowe Price and Harding Loevner

*RE Advisers serves as an administrator to the Stock Index Fund pursuant to an administrative services agreement with that Fund and does not currently serve as the Fund's investment advisor.

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each is an “Adviser” and are collectively referred to as the “Advisers.”
The Board of Directors (the “Board”) of Homestead held a telephonic meeting on August 15, 2017 (the “August Meeting”), at which they gave preliminary consideration to information bearing on the continuation of the Agreements for the period from September 23, 2017 through September 22, 2018. At its regular quarterly meeting held on September 13-14, 2017 (the “September Meeting”), following the receipt of additional information and discussion at an executive session of the Independent Directors (as defined below) at which no representative of the Advisers were present, the Board, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (“Independent Directors”) voting separately, approved the continuation of the Agreements with respect to all Funds for an additional one-year period.
Prior to the August Meeting, the Independent Directors’ requested that the Advisers provide the Board information they deemed reasonably necessary for their consideration of the Agreements. Pursuant to this request, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds and compared with those of RE Adviser's non-investment company clients and the level of subadvisory fees that T. Rowe Price and Harding Loevner receive with respect to the Growth Fund and the International Equity Fund, respectively, and compared with the advisory and/or subadvisory fees charged by T. Rowe Price and Harding Loevner to other clients; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services the Advisers provide the Funds, including each Adviser’s compliance program; (e) the Advisers’ investment management personnel; and (f) RE Advisers’ financial condition and profitability in connection with managing the Funds.
The Directors also reviewed information provided by Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Advisers, comparing each Fund’s advisory fee rate, total expenses, operating expenses and performance to those of other similar open-end funds selected by Strategic Insight.
Following the August Meeting, the Independent Directors requested certain follow-up information from each Adviser. The Advisers provided such follow-up information prior to the September Meeting. At the September Meeting, the Advisers presented certain additional information to the Directors regarding the Funds. The Directors then considered whether any further discussion or review was necessary, concluding that the August Meeting and the information reviewed by the Independent Directors prior to and at the September Meeting provided a sufficient basis for taking action on the continuation of the Advisory Agreements with respect to each Fund for an additional year.
The Directors also met over the course of the year with investment advisory personnel from RE Advisers and regularly reviewed detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. Accordingly, the Directors’ determination to approve the continuance of the Agreements was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Directors, both at the August and September Meetings and at prior meetings.
In reaching their determinations relating to the continuation of the Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.
In particular, the Board focused on the following:
Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services the Advisers provide to the applicable Funds and the resources the Advisers dedicate to the Funds. In this regard, the Directors evaluated, among other things, each Adviser’s personnel, experience, track record, compliance program and, with respect to RE Advisers, oversight of the Funds’ other service providers, including T. Rowe Price and Harding Loevner in their capacity as subadvisers to the Growth Fund and the International Equity Fund, respectively. The Directors considered information concerning the investment philosophy and investment processes used by the Advisers in managing the Funds. In this context, the Directors also considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Agreements. The Directors considered the quality of the services provided by the Advisers and the quality of the resources available to the Funds. The Directors considered each Adviser’s experience and reputation and the professional qualifications of its personnel.
On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors concluded that the nature, extent and quality of services provided by the Advisers to the Funds supported the approval of the Agreements for an additional one-year period.
Investment Performance of the Funds. The Directors reviewed reports provided by Strategic Insight that compared each Fund’s performance record (trailing annualized net total

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returns) for the one-, three-, five-, and ten-years ended December 31, 2016, as applicable, against a group of the Fund’s peer funds with similar total assets and investment objectives selected by Strategic Insight (a “Peer Group”) and the Fund’s relevant benchmark index for the same time periods.
With respect to each Fund, the Directors concluded that the Fund’s performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) and/or other relevant factors supported continuation of the Agreements. In the case of each Fund that had performance that lagged that of a relevant peer group or benchmark for certain (although not necessarily all) periods, the Directors concluded that other factors relevant to performance supported continuation of the advisory arrangements. These factors included, among other factors, that the Fund’s more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or peer groups.
Among other information, the Directors took into account the following information regarding particular Fund performance.
Daily Income Fund
With respect to the Daily Income Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.01% for the one-year period ending December 31, 2016, 0.01% for the three-year period ending December 31, 2016, 0.01% for the five-year period ending December 31, 2016, and 0.70% for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the Lipper Money Market Index, which had returns of 0.13%, 0.05%, 0.04%, and 0.75% for the same periods.
The Board noted that the Fund’s performance was generally in line with the performance of other money market funds selected by Strategic Insight over the relevant periods. The Board also noted the amendments to Rule 2a-7 of the 1940 Act, which went into effect on October 14, 2016, and that the Fund became a government money market fund on September 9, 2016.
Short-Term Government Securities Fund
With respect to the Short-Term Government Securities Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.45% for the one-year period ending December 31, 2016, 0.69% for the three-year period ending December 31, 2016, 0.57% for the five-year period ending December 31, 2016 and 2.09% for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which had returns of 1.09%, 1.10%, 0.80%, and 2.77% for the same periods.
The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 68th out of 108 members of the Fund’s Peer Group for the one-year period ending December 31, 2016, 46th out of 101 members of the Fund’s Peer Group for the three-year period ending December 31, 2016, 38th out of 94 members of the Fund’s Peer Group for the five-year period ending December 31, 2016, and 40th out of 73 members of the Fund’s Peer Group for the ten-year period ending December 31, 2016.
Short-Term Bond Fund
With respect to the Short-Term Bond Fund, the Directors noted that the Fund’s trailing annualized net total return was 1.75% for the one-year period ending December 31, 2016, 1.24% for the three-year period ending December 31, 2016, 1.98% for the five-year period ending December 31, 2016 and 3.39% for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which returned 1.62%, 1.39%, 1.39%, and 3.08% for the same periods.
The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 267th out of 522 members of the Fund’s Peer Group for the one-year period ending December 31, 2016, 173rd out of 445 members of the Fund’s Peer Group for the three-year period ending December 31, 2016, 86th out of 357 members of the Fund’s Peer Group for the five-year period ending December 31, 2016, and 36th out of 252 members of the Fund’s Peer Group for the ten-year period ending December 31, 2016.
Value Fund
With respect to the Value Fund, the Directors noted that the Fund’s trailing annualized net total return was 12.26% for the one-year period ending December 31, 2016, 8.00% for the three-year period ending December 31, 2016, 14.16% for the five-year period ending December 31, 2016, and 6.38% for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the Standard & Poor’s 500 Stock Index, which had returns of 11.96%, 8.87%, 14.66%, and 6.95% for the same periods.
The Directors noted that the Fund ranked 976th out of 1,268 members of the Fund’s Peer Group for the one-year period ending December 31, 2016, 250th out of 1,088 members of the Fund’s Peer Group for the three-year period ending December 31, 2016, 220th out of 934 members of the Fund’s Peer Group for the five-year period ending December 31, 2016, and 172nd out of 680 members of the Fund’s Peer Group for the ten-year period ending December 31, 2016.
Growth Fund
With respect to the Growth Fund, the Directors noted that that the Fund’s trailing annualized net total return was 2.54% for the one-year period ending December 31, 2016, 6.74% for the three-year period ending December 31, 2016, 15.44% for the five-year period ending December 31, 2016, and 9.34%

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for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the Russell 1000 Growth Index, which had returns of 7.08%, 8.55%, 14.50%, and 8.33% for the same periods.
The Directors noted that the Fund ranked 797th out of 1,463 members of the Fund’s Peer Group for the one-year period ending December 31, 2016, 454th out of 1,315 members of the Fund’s Peer Group for the three-year period ending December 31, 2016, 79th out of 1,154 members of the Fund’s Peer Group for the five-year period ending December 31, 2016, and 35th out of 809 members of the Fund’s Peer Group for the ten-year period ending December 31, 2016.
The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that, before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. Accordingly, the Directors gave greater weight to the Fund’s performance during the period in which it has been sub-advised by T. Rowe Price.
Small-Company Stock Fund
With respect to the Small-Company Stock Fund, the Directors noted that the Fund’s trailing annualized net total return was 18.85% for the one-year period ending December 31, 2016, 6.76% for the three-year period ending December 31, 2016, 14.73% for the five-year period ending December 31, 2016, and 9.97% for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the Russell 2000 Index, which had returns of 21.31%, 6.74%, 14.46% and 7.07% for the same periods.
The Directors noted that the Fund ranked 509th out of 750 members of the Fund’s Peer Group for the one-year period ending December 31, 2016, 275th out of 626 members of the Fund’s Peer Group for the three-year period ending December 31, 2016, 185th out of 534 members of the Fund’s Peer Group for the five-year period ending December 31, 2016, and 14th out of 360 members of the Fund’s Peer Group for the ten-year period ending December 31, 2016.
International Equity Fund
With respect to the International Equity Fund, the Directors noted that the Fund’s trailing annualized net total return was 4.85% for the one-year period ending December 31, 2016, -2.67% for the three-year period ending December 31, 2016, 5.97% for the five-year period ending December 31, 2016, and 0.37% for the ten-year period ending December 31, 2016, compared to the return of its benchmark index, the MSCI EAFE Index, which had returns of 1.00%, -1.60%, 6.53% and 0.75% for the same periods.
The Directors noted that the Fund ranked 78th out of 762 members of the Fund’s Peer Group for the one-year period ending December 31, 2016, 392nd out of 606 members of the Fund’s Peer Group for the three-year period ending December 31, 2016, 252nd out of 542 members of the Fund’s
Peer Group for the five-year period ending December 31, 2016, and 163rd out of 329 members of the Fund’s Peer Group for the ten-year period ending December 31, 2016.
The Directors noted that Harding Loevner became the Fund’s subadviser in January 2016, and that prior thereto, the Fund was named the International Value Fund and had been managed by different subadvisers at different periods. Accordingly, the Directors gave greater weight to the Fund’s performance during the period in which it has been sub-advised by Harding Loevner.
Comparative Fees and Expense Ratios. The Directors considered the net total expense ratio, net and contractual management fee ratios, net operating expense ratio and other expense information for each Fund provided by Strategic Insight as compared against the Fund’s peer group identified by Strategic Insight (“Expense Group”). The Directors noted that the Funds are not currently subject to Rule 12b-1 fees and that the expense information provided by Strategic Insight included comparisons of the Funds’ net total expense ratios with those of their Expense Group peers both inclusive and exclusive of 12b-1 fees.
The Directors concluded that the fees payable by the Funds to RE Advisers are reasonable in relation to the nature and quality of the services provided. In reaching this conclusion, the Directors compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Expense Group. The Directors also considered the fees RE Advisers receives from, and the scope of services it provides to, other RE Advisers clients, including its separate account and unified managed account clients, noting the significantly broader scope of services that RE Advisers provides to the Funds as compared to the other types of clients. In reaching their conclusion, the Directors also took into account the costs and risks assumed by RE Advisers in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of RE Advisers’ business.
Among other information, the Directors took into account the following information regarding particular Fund expense information.
Daily Income Fund
The Directors noted that the Fund’s net management fee ratio was 0.164% and the net total expense ratio was 0.370%. The net management fee ranked 8 out of 11 and the net total expense ratio ranked 8 out of 11 of the money market funds selected by Strategic Insight. The Directors considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Daily Income Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.80% of the Fund’s average daily net assets until at least April 30, 2018. The Directors also noted that RE Advisers continued to voluntarily waive a portion of the Daily Income Fund’s

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advisory fees through 2016 to the extent necessary to assist the Fund in attempting to maintain a positive yield, but that in May 2017, RE Advisers discontinued the voluntary waiver.
Short-Term Government Securities Fund
The Directors noted that the Fund’s net management fee ratio was 0.424% and the net total expense ratio was 0.752%. The Fund’s net management fee ranked 7 out of 12 and the Fund’s net total expense ratio ranked 10 out of 12 of the short term government funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Government Securities Fund’s total annual operating expenses from exceeding 0.75% of the Fund’s average daily net assets until at least April 30, 2018.
Short-Term Bond Fund
The Directors noted that the Fund’s net management fee was 0.600% and the net total expense ratio was 0.755%. The net management fee and the net total expense ratio each ranked 17 out of 17 of the short-term bond funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Bond Fund’s total annual operating expenses from exceeding 0.80% of the Fund’s average daily net assets until at least April 30, 2018.
Value Fund
The Directors noted that the Fund’s net management fee was 0.474% and the net total expense ratio was 0.620%. The net management fee and the net total expense ratio each ranked 3 out of 19 of the value funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Value Fund’s total annual operating expenses from exceeding 1.25% of the Fund’s average daily net assets until at least April 30, 2018.
Growth Fund
The Directors noted that the Fund’s net management fee was 0.618% and the net total expense ratio was 0.950%. The net management fee ranked 6 out of 19 and the net total expense ratio ranked 9 out of 19 of the growth funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2018.
The Directors considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by T. Rowe Price.
The Directors noted RE Advisers’ and T. Rowe Price’s representations about the services each provide to the Growth Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to T. Rowe Price is reasonable in relation to the nature and quality of the services provided.
Small-Company Stock Fund
The Directors noted that the Fund’s net management fee was 0.764% and the net total expense ratio was 0.890%. The net management fee ranked 9 out of 20 and the net total expense ratio ranked 4 out of 20 of the small company funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Small-Company Stock Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 1.50% of the Fund’s average daily net assets until at least April 30, 2018.
International Equity Fund
The Directors noted that the Fund’s net management fee was 0.260% and the net total expense ratio was 0.969%. The net management fee and the net total expense ratio each ranked 3 out of 19 of the foreign large funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Equity Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2018.
The Directors considered the fees paid to Harding Loevner under the current Subadvisory Agreement. This information included comparison of the Fund’s subadvisory fee to that charged by Harding Loevner to other accounts with a similar investment objective to the Fund as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by Harding Loevner. The Directors noted RE Advisers’ and Harding Loevner’s representations regarding the services each provides to the International Equity Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to Harding Loevner is reasonable in relation to the nature and quality of the services provided.

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that the fees to be charged to the Fundswere fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreements.
Cost of Services and Profits Realized by the Advisers. The Directors considered the cost of the services provided by RE Advisers. The Directors reviewed the information provided by RE Advisers concerning its profitability from the fees received from and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Directors considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Directors reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Directors also considered the basis for RE Advisers’ belief that its methods of allocation were reasonable.
The Directors considered their discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative, compliance and shareholder services provided by RE Advisers to the Funds. The Directors noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and the International Equity Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadviser. The Directors determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. In light of the foregoing, the Directors, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array services provided to the Funds.
The Directors considered the compensation to be received by Harding Loevner and T. Rowe Price from their relationship with the International Equity Fund and Growth Fund, respectively, and considered the information on profitability provided by T. Rowe Price. The Directors noted that RE Advisers would continue to pay each subadviser from the management fees received from the Funds.
Economies of Scale. The Directors considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Directors noted that the Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund include breakpoints in their fee schedules, though some Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board was satisfied that the current fee structure was appropriate at this time.
Fall-Out Benefits. Additionally, the Directors considered so called “fall-out benefits” to the Advisers, such as research, statistical and quotation services the Advisers may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.
CONCLUSION
On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors, including the Independent Directors, voted unanimously to approve the continuation of the Agreements for an additional one-year period.

                Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (constituting Homestead Funds, Inc., hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Baltimore, Maryland
Februrary 26, 2018
We have served as the auditor of one or more investment companies in Homestead Funds, Inc. since 2001.
Report of Independent Registered Public Accounting Firm

Portfolio of Investments
Daily Income Fund  |  December 31, 2017

U.S. Government & Agency Obligations | 89.5% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	1.09%	01/24/18	$900,000	$899,379
Federal Farm Credit Bank	1.26	02/22/18	2,824,000	2,818,860
Federal Farm Credit Bank	1.46	06/15/18	142,000	141,056
Federal Home Loan Bank	1.06	01/02/18	4,500,000	4,499,867
Federal Home Loan Bank	1.05	01/03/18	6,000,000	5,999,650
Federal Home Loan Bank	1.04	01/08/18	5,000,000	4,998,994
Federal Home Loan Bank	1.10	01/10/18	1,400,000	1,399,615
Federal Home Loan Bank	1.14	01/11/18	1,700,000	1,699,462
Federal Home Loan Bank	1.10	01/17/18	4,000,000	3,998,052
Federal Home Loan Bank	1.05	01/18/18	2,300,000	2,298,860
Federal Home Loan Bank	1.06	01/24/18	2,081,000	2,079,591
Federal Home Loan Bank	1.23	01/30/18	4,400,000	4,395,640
Federal Home Loan Bank	1.26	01/31/18	1,100,000	1,098,873
Federal Home Loan Bank	1.14	02/05/18	3,750,000	3,745,844
Federal Home Loan Bank	1.25	02/09/18	2,400,000	2,396,750
Federal Home Loan Bank	1.25	02/16/18	3,200,000	3,194,889
Federal Home Loan Bank	1.21	02/16/18	4,350,000	4,343,274
Federal Home Loan Bank	1.39	04/20/18	2,243,000	2,233,628
Federal Home Loan Bank	1.35	04/25/18	2,444,000	2,433,453
Federal Home Loan Bank	1.40	04/25/18	1,500,000	1,493,527
Federal Home Loan Bank	1.41	05/04/18	2,089,000	2,079,008
Federal Home Loan Mortgage Corp.	1.08	01/16/18	4,000,000	3,998,200
Federal Home Loan Mortgage Corp.	1.10	02/02/18	3,000,000	2,997,067
Federal Home Loan Mortgage Corp.	1.09	02/06/18	3,750,000	3,745,912
Federal Home Loan Mortgage Corp.	1.08	02/07/18	2,500,000	2,497,238
Federal Home Loan Mortgage Corp.	1.42	06/01/18	1,000,000	994,086
Federal National Mortgage Assoc.	1.09	01/05/18	3,000,000	2,999,647
Federal National Mortgage Assoc.	1.13	01/12/18	2,000,000	1,999,346
Federal National Mortgage Assoc.	1.12	01/24/18	2,000,000	1,998,594
Federal National Mortgage Assoc.	1.07	01/29/18	5,000,000	4,995,839
Federal National Mortgage Assoc.	1.25	03/12/18	3,000,000	2,992,708
U.S. Treasury Bill	1.07	01/04/18	4,000,000	3,999,648
U.S. Treasury Bill	1.06	01/11/18	3,000,000	2,999,113
U.S. Treasury Bill	1.16	01/18/18	2,500,000	2,498,654
U.S. Treasury Bill	1.19	01/25/18	4,500,000	4,496,487
U.S. Treasury Bill	1.16	02/01/18	3,500,000	3,496,564
U.S. Treasury Bill	1.20	02/08/18	3,750,000	3,745,319
U.S. Treasury Bill	1.22	02/22/18	5,000,000	4,991,297
U.S. Treasury Bill	1.28	03/08/18	5,000,000	4,988,445
U.S. Treasury Bill	1.30	03/15/18	5,000,000	4,987,144
U.S. Treasury Bill	1.30	03/22/18	3,500,000	3,490,076
U.S. Treasury Note	0.88	01/15/18	5,000,000	4,999,641
U.S. Treasury Note	0.75	01/31/18	2,000,000	1,999,426
U.S. Treasury Note	2.63	01/31/18	4,000,000	4,005,061
U.S. Treasury Note	3.50	02/15/18	2,000,000	2,005,744
U.S. Treasury Note	1.00	02/15/18	4,000,000	3,999,347
U.S. Treasury Note	0.75	02/28/18	5,000,000	4,996,602
U.S. Treasury Note	0.75	03/31/18	6,500,000	6,489,358
Total U.S. Government & Agency Obligations
(Cost $155,654,835)				155,654,835

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Daily Income Fund  |  December 31, 2017  |  (Continued)
Money Market Fund | 10.5% of portfolio
	Interest Rate /Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.21%(a)	18,273,433	$18,273,433
Total Money Market Fund
(Cost $18,273,433)			18,273,433
Total Investments in Securities
(Cost $173,928,268) | 100.0%			$173,928,268
(a)	7-day yield at December 31, 2017.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  December 31, 2017

U.S. Government & Agency Obligations | 49.0% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
AID-Tunisia	1.42%	08/05/21	$1,000,000	$966,900
AID-Ukraine	1.47	09/29/21	2,000,000	1,947,820
Government Trust Certificate (Israel Trust)	0.00(a)	04/01/21	639,000	593,745
National Archives Facility Trust	8.50	09/01/19	12,995	13,752
Overseas Private Investment Corp.	1.32(b)	02/19/18	2,533,926	2,711,595
Overseas Private Investment Corp.	1.77	11/20/18	1,000,000	999,100
Overseas Private Investment Corp.	1.30	06/15/19	214,286	212,670
Overseas Private Investment Corp.	3.37	05/15/21	292,181	295,542
Overseas Private Investment Corp.	2.07	05/15/21	304,860	304,281
Overseas Private Investment Corp.	2.52	09/15/22	1,172,727	1,164,687
Overseas Private Investment Corp.	2.51	05/15/25	2,059,259	2,058,536
Overseas Private Investment Corp.	1.49(c)	06/15/25	2,000,000	2,000,000
Philippine Power Trust I (d)	5.40	09/26/18	59,524	60,469
Private Export Funding Corp.	1.45	08/15/19	974,000	965,229
Private Export Funding Corp. (d)	2.10	12/19/19	1,000,000	998,537
The Financing Corp.	0.00(a)	02/08/18	500,000	499,234
U.S. Department of Housing & Urban Development	7.93	08/01/18	30,000	30,014
U.S. Department of Housing & Urban Development	5.45	08/01/19	655,000	657,117
U.S. Department of Housing & Urban Development	1.88	08/01/19	2,000,000	1,997,236
U.S. Department of Housing & Urban Development	6.07	08/01/21	40,000	40,155
U.S. Department of Housing & Urban Development	6.12	08/01/22	161,000	161,631
U.S. Department of Housing & Urban Development	5.77	08/01/26	220,000	220,751
U.S. Treasury Note	0.88	01/15/18	3,000,000	2,999,629
U.S. Treasury Note	0.75	04/15/18	4,000,000	3,993,103
U.S. Treasury Note	1.13	06/15/18	2,000,000	1,996,875
U.S. Treasury Note	0.75	08/31/18	2,000,000	1,987,797
U.S. Treasury Note	1.38	09/30/18	1,000,000	997,321
U.S. Treasury Note	0.88	10/15/18	2,000,000	1,986,999
U.S. Treasury Note	1.50	12/31/18	1,000,000	996,801
U.S. Treasury Note	0.75	02/15/19	1,000,000	987,847
U.S. Treasury Note	1.63	04/30/19	500,000	498,427
U.S. Treasury Note	1.38	09/15/20	500,000	492,823
U.S. Treasury Note	1.63	10/15/20	500,000	495,521
U.S. Treasury Note	1.75	11/15/20	500,000	497,087
Total U.S. Government & Agency Obligations
(Cost $36,991,887)				36,829,231

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 28.4% of portfolio

Consumer Discretionary | 0.8%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	137,787	138,538
VRG Linhas Aéreas SA	0.98	03/13/18	500,000	498,832
Total Consumer Discretionary				637,370
Energy | 8.5%
Petroleos Mexicanos	2.00	12/20/22	500,000	494,813
Petroleos Mexicanos	1.95	12/20/22	500,000	494,161
Petroleos Mexicanos	2.38	04/15/25	915,750	911,168
Petroleos Mexicanos	2.46	12/15/25	800,000	797,215
Reliance Industries Ltd.	2.06	01/15/26	134,300	131,850
Reliance Industries Ltd.	1.87	01/15/26	1,789,474	1,743,882
Reliance Industries Ltd.	2.44	01/15/26	1,789,474	1,782,998
Total Energy				6,356,087

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2017  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 28.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 15.8%
Altitude Investments 17 LLC	2.68%	11/08/25	$694,942	$692,617
Export Leasing 2009 LLC	1.86	08/28/21	284,037	281,615
Lulwa Ltd.	1.83	03/26/25	630,562	614,828
Mexican Aircraft Finance IV	2.54	07/13/25	340,399	340,495
Mexican Aircraft Finance V	2.33	01/14/27	416,250	412,033
MSN 41079 and 41084 Ltd.	1.63	12/14/24	1,210,089	1,173,607
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	1,283,615	1,245,899
Safina Ltd.	1.55	01/15/22	915,930	901,843
Safina Ltd.	2.00	12/30/23	1,717,569	1,695,636
Salmon River Export LLC	2.19	09/15/26	188,818	186,064
Sandalwood 2013 LLC	2.82	02/12/26	468,104	473,183
Santa Rosa Leasing LLC	1.69	08/15/24	58,235	56,798
Santa Rosa Leasing LLC	1.47	11/03/24	606,669	585,880
Tagua Leasing LLC	1.90	07/12/24	1,372,508	1,347,817
Tagua Leasing LLC	1.73	09/18/24	589,601	574,538
Union 11 Leasing LLC	2.41	01/23/24	555,991	555,397
Union 16 Leasing LLC	1.86	01/22/25	629,019	615,141
VCK Lease SA	2.59	07/24/26	94,921	95,032
Total Financials				11,848,423
Industrials | 0.3%
Sayarra Ltd.	2.77	10/29/21	213,383	215,177
Total Industrials				215,177
Information Technology | 3.0%
Micron Semiconductor Asia PTE Ltd.	1.26	01/15/19	2,277,300	2,266,002
Total Information Technology				2,266,002
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $21,573,453)				21,323,059

Corporate Bonds - Other | 4.7% of portfolio

Financials | 2.7%
Athene Global Funding (d)	2.88	10/23/18	195,000	196,025
Athene Global Funding (d)	2.50(c)	04/20/20	300,000	304,854
Bank of Amercia Corp.	1.97(c)	10/01/21	250,000	251,160
Capital One Financial Co.	2.17(c)	05/12/20	250,000	251,148
Citibank N.A.	2.05(c)	06/12/20	250,000	251,209
Citigroup Inc.	6.13	05/15/18	200,000	203,030
Citigroup Inc.	2.33(c)	04/25/22	150,000	151,555
Jackson National Life Global Funding (d)	2.20	01/30/20	175,000	174,366
Protective Life Global Funding (d)	1.56	09/13/19	250,000	247,126
Total Financials				2,030,473
Information Technology | 0.6%
Apple Inc.	1.55	02/08/19	500,000	498,335
Total Information Technology				498,335
Utilities | 1.4%
Duke Energy Florida, LLC	2.10	12/15/19	250,000	249,781
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2017  |
(Continued)
Corporate Bonds - Other | 4.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Utilities | 1.4% (Continued)
Laclede Gas Co.	2.00%	08/15/18	$300,000	$299,918
Southwest Gas Corp.	4.45	12/01/20	125,000	129,144
Spire Inc.	2.55	08/15/19	110,000	109,136
WGL Holdings Inc.	1.88(c)	11/29/19	250,000	250,092
Total Utilities				1,038,071
Total Corporate Bonds - Other
(Cost $3,561,385)				3,566,879

Mortgage-Backed Securities | 2.9% of portfolio

FDIC Structured Sale Guaranteed Notes 2010-S3 (d)	2.74	12/03/20	133,821	133,088
GNMA #2602	6.00	06/20/28	16,494	18,550
GNMA #607494	5.00	04/15/19	2,264	2,301
GNMA #616274	5.00	02/15/19	1,160	1,176
GNMA #8004	2.75(c)	07/20/22	8,047	8,257
GNMA #80053	2.38(c)	03/20/27	1,394	1,439
GNMA #80058	2.63(c)	04/20/27	1,297	1,339
GNMA #8006	2.75(c)	07/20/22	6,621	6,741
GNMA #80185	2.63(c)	04/20/28	12,816	13,245
GNMA #80264	2.38(c)	03/20/29	8,904	9,019
GNMA #80283	2.63(c)	05/20/29	9,099	9,418
GNMA #80300	2.75(c)	07/20/29	8,149	8,418
GNMA #80309	2.75(c)	08/20/29	4,244	4,394
GNMA #80363	2.38(c)	01/20/30	26,568	27,537
GNMA #8038	2.75(c)	08/20/22	4,238	4,316
GNMA #8040	2.75(c)	08/20/22	10,740	11,028
GNMA #80426	2.75(c)	07/20/30	1,007	1,043
GNMA #80452	2.75(c)	09/20/30	8,577	8,870
GNMA #80475	2.25(c)	12/20/30	6,830	6,966
GNMA #8054	2.25(c)	10/20/22	1,283	1,292
GNMA #80577	2.38(c)	02/20/32	1,471	1,528
GNMA #80684	2.63(c)	04/20/33	7,745	7,923
GNMA #8076	2.25(c)	11/20/22	4,390	4,487
GNMA #81129	2.75(c)	10/20/34	73,883	76,375
GNMA #8157	2.38(c)	03/20/23	7,412	7,568
GNMA #8191	2.63(c)	05/20/23	12,114	12,375
GNMA #8259	2.75(c)	08/20/23	3,660	3,740
GNMA #8332	3.50(c)	03/20/18	16	15
GNMA #8344	3.50(c)	04/20/18	364	364
GNMA #8384	2.38(c)	03/20/24	1,826	1,866
GNMA #8393	4.00(c)	08/20/18	417	417
GNMA #8400	2.75(c)	08/20/18	125	125
GNMA #8405	4.00(c)	09/20/18	428	429
GNMA #8423	2.63(c)	05/20/24	2,677	2,744
GNMA #8429	4.00(c)	11/20/18	752	754
GNMA #8459	2.75(c)	07/20/24	4,409	4,519
GNMA #8499	3.13(c)	05/20/19	1,499	1,494
GNMA #8518	2.25(c)	10/20/24	4,596	4,707
GNMA #8532	2.50(c)	10/20/24	5,588	5,774
GNMA #8591	2.38(c)	02/20/25	10,681	10,831
GNMA #8638	2.63(c)	06/20/25	6,215	6,390
GNMA #8648	2.75(c)	07/20/25	13,202	13,167
GNMA #8663	2.75(c)	07/20/25	7,739	7,955
GNMA #8680	3.50(c)	08/20/20	2,425	2,425
GNMA #8687	2.75(c)	08/20/25	2,357	2,413

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2017  |
(Continued)
Mortgage-Backed Securities | 2.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
GNMA #8702	3.00%(c)	10/20/20	$1,562	$1,576
GNMA #8747	2.25(c)	11/20/25	4,554	4,692
GNMA #8807	2.75(c)	07/20/21	3,059	3,122
GNMA #8836	2.75(c)	09/20/21	4,153	4,256
GNMA #8847	2.63(c)	04/20/26	6,548	6,743
GNMA #8869	2.25(c)	11/20/21	11,411	11,605
GNMA #8873	2.50(c)	11/20/21	5,846	5,923
GNMA #8877	2.63(c)	05/20/26	1,376	1,413
GNMA #8883	2.25(c)	12/20/21	3,789	3,865
GNMA #8915	2.38(c)	02/20/22	3,865	3,932
GNMA #8934	2.38(c)	03/20/22	6,831	6,951
GNMA #8978	2.63(c)	05/20/22	16,286	16,739
GNMA #MA0668	2.00	12/20/27	166,338	163,909
GNMA 2002-20	4.50	03/20/32	9,002	9,610
GNMA 2003-11	4.00	10/17/29	12,285	12,766
GNMA 2003-26	1.94(c)	04/16/33	2,911	2,926
GNMA 2003-97	4.50	03/20/33	5,215	5,300
GNMA 2004-102	5.50	04/20/34	7,270	7,338
GNMA 2004-17	4.50	12/20/33	26,657	27,794
GNMA 2010-113	2.50	02/16/40	184,336	183,575
GNMA 2012-143	1.50	12/16/27	438,007	420,632
GNMA 2013-131	1.84(c)	09/16/43	195,432	194,588
NCUA Guaranteed Notes 2011-C1	1.93(c)	03/09/21	648,583	647,221
Total Mortgage-Backed Securities
(Cost $2,203,909)				2,205,298

Asset-Backed Securities | 2.7% of portfolio

Ally Master Owner Trust 17-3	1.91(c)	06/15/22	250,000	250,765
Avant Loans Funding Trust 17-B (d)	2.29	06/15/20	135,312	135,277
Exeter Automobile Receivables Trust 17-2 (d)	2.11	06/15/21	183,999	183,929
Flagship Credit Auto Trust 17-1 (d)	1.93	12/15/21	130,595	130,458
Foursight Capital Automobile Receivables Trust 17-1 (d)	2.37	04/15/22	93,455	92,986
GLS Auto Receivables Trust 17-1 (d)	2.67	04/15/21	222,417	222,522
Prosper Marketplace Issuance Trust 17-1 (d)	2.56	06/15/23	83,040	83,169
Prosper Marketplace Issuance Trust 17-2 (d)	2.41	09/15/23	109,120	109,209
Small Business Administration 02-20K	5.08	11/01/22	3,969	4,123
Small Business Administration 04-20B	4.72	02/01/24	13,269	13,722
Small Business Administration 04-20C	4.34	03/01/24	23,771	24,419
Small Business Administration 16-10E	1.80	09/01/26	453,642	445,633
Small Business Administration 16-10F	2.17	11/01/26	198,078	195,908
Small Business Administration 98-20D	6.15	04/01/18	552	555
Small Business Administration 98-20E	6.30	05/01/18	467	471
Small Business Administration 98-20H	6.15	08/01/18	609	614
Small Business Administration 99-20D	6.15	04/01/19	1,991	1,999
Small Business Administration Pool # 100075	3.50	05/25/19	2,709	2,714
Small Business Administration Pool # 503278	1.88(c)	02/25/21	8,640	8,615
Small Business Administration Pool # 503463	2.13(c)	09/25/21	211	209
United Auto Credit Securitization Trust 17-1 (d)	1.89	05/10/19	123,392	123,360
Total Asset-Backed Securities
(Cost $2,038,302)				2,030,657

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2017  |
(Continued)
Municipal Bond | 0.3% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Wisconsin | 0.3%
Wisconsin, Public Finance Authority	2.75%	06/01/20	$225,000	$222,635
Total Wisconsin				222,635
Total Municipal Bond
(Cost $225,000)				222,635

Certificates of Deposit | 3.8% of portfolio

American Express Centurion Bank	1.45	06/04/18	250,000	249,958
Capital One Bank USA NA	1.65	07/09/18	250,000	249,946
Capital One NA	1.60	07/16/18	250,000	249,936
HSBC Bank USA NA	1.60(c)	11/17/20	246,000	246,016
JP Morgan Chase Bank, NA	1.00(c)	04/22/21	200,000	198,268
Morgan Stanley Bank NA	1.95	12/09/19	250,000	249,771
Northern Bank & Trust Co.	1.05	11/28/18	240,000	238,599
US Bank NA	1.40	03/20/18	250,000	249,952
Wells Fargo Bank NA	1.55	01/05/18	500,000	500,002
Wells Fargo Bank NA	1.60	07/27/18	200,000	199,720
Worlds Foremost Bank	1.50	06/11/18	200,000	199,767
Total Certificates of Deposit
(Cost $2,832,396)				2,831,935

Commercial Paper | 8.2% of portfolio

NiSource Inc. (d)	1.95	01/03/18	1,000,000	999,768
NiSource Inc. (d)	2.15	01/05/18	1,000,000	999,673
NiSource Inc. (d)	2.20	01/09/18	1,000,000	999,482
Rockwell Collins, Inc. (d)	1.85	01/02/18	2,097,000	2,096,611
Spire Inc. (d)	2.35	01/02/18	1,108,000	1,107,795
Total Commercial Paper
(Cost $6,203,984)				6,203,329

Money Market Fund | less than 0.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.21(e)	60	60
Total Money Market Fund
(Cost $60)			60
Total Investments in Securities
(Cost $75,630,376) | 100.0%			$75,213,083
(a)	Zero coupon rate, purchased at a discount.
(b)	Interest is paid at maturity.
(c)	Variable coupon rate as of December 31, 2017.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $9,398,704 and represents 12.5% of total investments.
(e)	7-day yield at December 31, 2017.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
NA - National Association

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  December 31, 2017

Corporate Bonds - Other | 29.2% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Consumer Discretionary | 0.7%
ABC Inc.	8.75%	08/15/21	$810,000	$957,181
McDonald’s Corp.	2.10	12/07/18	350,000	350,355
Philip Morris International Inc.	1.88	11/01/19	2,200,000	2,186,297
Stanley Black & Decker Inc.	2.45	11/17/18	250,000	250,754
Stanley Black & Decker Inc.	1.62	11/17/18	425,000	423,439
Total Consumer Discretionary				4,168,026
Consumer Staples | 2.5%
Alberto-Culver Co.	5.15	06/01/20	375,000	398,839
Anheuser-Busch InBev Finance Inc.	1.90	02/01/19	800,000	798,287
Coca-Cola Co. (The)	1.55	09/01/21	475,000	463,410
Coca-Cola Co. (The)	2.20	05/25/22	420,000	416,868
Colgate-Palmolive Co.	0.90	05/01/18	550,000	548,393
Colgate-Palmolive Co.	1.75	03/15/19	1,025,000	1,021,845
Mead Johnson Nutrition Co.	3.00	11/15/20	4,125,000	4,186,475
PepsiCo Inc.	1.50	02/22/19	350,000	348,375
PepsiCo Inc.	1.35	10/04/19	875,000	864,495
Procter & Gamble Co. (The)	1.90	11/01/19	1,625,000	1,621,013
Procter & Gamble Co. (The)	1.85	02/02/21	350,000	346,187
Procter & Gamble Co. (The)	1.70	11/03/21	475,000	463,430
Procter & Gamble Co. (The)	2.15	08/11/22	1,150,000	1,137,072
Wal-Mart Stores Inc.	1.95	12/15/18	1,175,000	1,175,175
Total Consumer Staples				13,789,864
Energy | 3.7%
ANR Pipeline Co.	9.63	11/01/21	3,175,000	3,941,135
Cameron International Corp.	6.38	07/15/18	2,500,000	2,558,366
Chevron Corp.	1.37	03/02/18	1,400,000	1,399,063
Chevron Corp.	1.66(a)	03/02/18	2,150,000	2,149,894
Chevron Corp.	1.72	06/24/18	975,000	974,995
Chevron Corp.	1.83(a)	11/15/19	2,175,000	2,190,184
Chevron Corp.	2.19	11/15/19	375,000	375,756
Chevron Corp.	2.42	11/17/20	700,000	704,180
Colonial Pipeline Co. (b)	3.50	10/15/20	875,000	896,700
Exxon Mobil Corp.	1.31	03/06/18	3,300,000	3,296,948
Exxon Mobil Corp.	1.82	03/15/19	1,050,000	1,048,243
Marathon Oil Corp.	2.70	06/01/20	550,000	550,042
Total Energy				20,085,506
Financials | 6.6%
Agricultural Bank of China NY	2.35(a)	05/21/18	665,000	665,617
Agricultural Bank of China NY	2.00	05/21/18	915,000	914,000
Ares Capital Corp.	3.50	02/10/23	1,175,000	1,157,413
Athene Global Funding (b)	2.88	10/23/18	3,050,000	3,066,037
Athene Global Funding (b)	2.75	04/20/20	575,000	575,255
Athene Global Funding (b)	2.50(a)	04/20/20	1,200,000	1,219,414
Athene Global Funding (b)	4.00	01/25/22	1,400,000	1,444,498
Bank of America NA	1.75	06/05/18	1,250,000	1,249,464
Berkshire Hathaway Finance Corp.	1.45	03/07/18	250,000	249,825
Berkshire Hathaway Finance Corp.	2.07(a)	03/07/18	250,000	250,156
Berkshire Hathaway Inc.	1.15	08/15/18	400,000	399,010
Fixed Income Trust for Wal-Mart Stores Inc. (b)	3.00(a)	02/15/24	143,502	136,016
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Corporate Bonds - Other | 29.2% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 6.6% (Continued)
Flagstar Bancorp Inc.	6.13%	07/15/21	$500,000	$531,300
HSBC Bank USA NA	4.88	08/24/20	2,575,000	2,722,979
Hyundai Capital America, Inc. (b)	2.55	04/03/20	1,325,000	1,314,109
Hyundai Capital America, Inc. (b)	2.13(a)	04/03/20	875,000	873,703
Hyundai Capital America, Inc. (b)	2.60(a)	09/18/20	2,275,000	2,282,739
Hyundai Capital America, Inc. (b)	2.75	09/18/20	975,000	967,978
IBM Credit LLC	1.63	09/06/19	1,300,000	1,291,088
Jackson National Life Global Funding (b)	1.88	10/15/18	775,000	774,219
Jackson National Life Global Funding (b)	2.20	01/30/20	1,250,000	1,245,471
Main Street Capital Corp.	4.50	12/01/22	4,945,000	4,970,798
Met Life Global Funding I (b)	1.35	09/14/18	250,000	249,038
Met Life Global Funding I (b)	1.75	12/19/18	875,000	873,195
New York Life Global Funding (b)	2.00	04/09/20	1,300,000	1,291,650
Pricoa Global Funding I (b)	1.60	05/29/18	1,700,000	1,698,435
Protective Life Global Funding (b)	1.56	09/13/19	2,075,000	2,051,143
UBS AG, Stamford CT	1.80	03/26/18	1,675,000	1,675,056
Total Financials				36,139,606
Health Care | 0.5%
Johnson & Johnson	1.88	12/05/19	775,000	772,075
Merck & Co., Inc.	1.85	02/10/20	475,000	472,327
Pfizer Inc.	2.20	12/15/21	1,250,000	1,243,525
UnitedHealth Group Inc.	1.90	07/16/18	250,000	250,100
Total Health Care				2,738,027
Industrials | 2.0%
BNSF Railway Co.	3.80	01/01/20	330,000	336,928
Burlington Northern & Santa Fe Railway Co.	4.58	01/15/21	327,581	335,197
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	68,728	71,368
General Electric Co.	2.50	03/28/20	6,930,000	6,930,007
Johnson Controls Inc. (b)	5.00	03/30/20	831,000	876,418
Parker Hannifin Corp.	5.50	05/15/18	1,475,000	1,494,464
United Technologies Corp.	1.78	05/04/18	1,000,000	998,468
Total Industrials				11,042,850
Information Technology | 5.1%
Amazon.com, Inc. (b)	1.90	08/21/20	975,000	966,941
Apple Inc.	1.00	05/03/18	8,150,000	8,129,840
Apple Inc.	1.70	02/22/19	1,250,000	1,246,972
Apple Inc.	2.10	05/06/19	2,100,000	2,104,644
Apple Inc.	1.10	08/02/19	3,075,000	3,032,401
Apple Inc.	1.50	09/12/19	3,050,000	3,024,239
Apple Inc.	2.50	02/09/22	975,000	975,749
Cisco Systems Inc.	1.40	02/28/18	800,000	799,582
International Business Machines Corp.	2.50	01/27/22	700,000	702,238
Microsoft Corp.	1.00	05/01/18	900,000	898,483
Microsoft Corp.	1.63	12/06/18	675,000	673,676
Microsoft Corp.	1.10	08/08/19	3,100,000	3,058,239
Microsoft Corp.	2.00	11/03/20	950,000	946,232
Microsoft Corp.	2.40	02/06/22	1,675,000	1,675,395
Total Information Technology				28,234,631

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Corporate Bonds - Other | 29.2% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Materials | 0.5%
3M Co.	1.63%	09/19/21	$450,000	$438,989
PPG Industries, Inc.	2.30	11/15/19	2,200,000	2,199,971
Total Materials				2,638,960
Telecommunication Services | 0.2%
Ameritech Capital Funding Corp.	6.45	01/15/18	1,200,000	1,201,869
Total Telecommunication Services				1,201,869
Utilities | 7.4%
Alabama Power Co.	5.13	02/15/19	700,000	720,434
Ameren Illinois Co.	6.25	04/01/18	1,525,000	1,540,936
Atlantic City Electric Co.	4.35	04/01/21	1,625,000	1,689,766
California Water Service Co.	5.88	05/01/19	1,275,000	1,327,143
Dominion Energy Inc.	2.58	07/01/20	325,000	325,115
Duke Energy Florida Project Finance, LLC	1.20	03/01/22	4,569,428	4,516,196
Duke Energy Florida, LLC	2.10	12/15/19	1,200,000	1,198,946
Entergy Louisiana LLC	4.80	05/01/21	1,175,000	1,234,991
Laclede Gas Co.	2.00	08/15/18	2,200,000	2,199,399
Northern Natural Gas Co. (b)	4.25	06/01/21	475,000	495,126
PacifiCorp	5.65	07/15/18	1,025,000	1,046,049
Public Service Co. of New Hampshire	4.50	12/01/19	2,575,000	2,669,386
SanDiego Gas & Electric Co.	1.91	02/01/22	2,489,154	2,430,214
Southern California Edison Co.	5.50	08/15/18	2,200,000	2,248,604
Southern California Edison Co.	1.85	02/01/22	5,265,000	5,213,575
Southern Natural Gas Company, LLC	4.40	06/15/21	1,100,000	1,151,012
Southwest Gas Corp.	4.45	12/01/20	825,000	852,349
Spire Inc.	2.55	08/15/19	830,000	823,480
Toledo Edison Co.	7.25	05/01/20	250,000	271,317
Union Electric Co.	5.10	08/01/18	975,000	991,845
Union Electric Co.	5.10	10/01/19	1,200,000	1,254,111
Westar Energy Inc.	5.10	07/15/20	1,275,000	1,356,622
Western Massachusetts Electric Co.	3.50	09/15/21	250,000	255,804
WGL Holdings Inc.	2.25	11/01/19	2,125,000	2,107,912
WGL Holdings Inc.	1.88(a)	11/29/19	1,875,000	1,875,693
Wisconsin Power and Light Co.	5.00	07/15/19	560,000	582,986
Total Utilities				40,379,011
Total Corporate Bonds - Other
(Cost $160,525,853)				160,418,350

Asset-Backed Securities | 20.4% of portfolio

Access Group Inc. 01	1.82(a)	05/25/29	652,513	643,317
Access Group Inc. 04-A	1.63(a)	04/25/29	322	322
Access Group Inc. 05-B	1.68(a)	07/25/35	1,478,849	1,457,617
Ally Master Owner Trust 15-2	1.83	01/15/21	725,000	723,308
Ally Master Owner Trust 17-3	1.91(a)	06/15/22	750,000	752,297
Ally Master Owner Trust 17-3	2.04	06/15/22	900,000	892,389
Avant Loans Funding Trust 17-B (b)	2.29	06/15/20	1,217,810	1,217,495
Axis Equipment Finance Receivables LLC 15-1 (b)	1.90	03/20/20	191,673	191,471
Axis Equipment Finance Receivables LLC 16-A (b)	2.21	11/20/21	841,869	839,886
California Republic Auto Receivable Trust 15-3	2.13	05/17/21	2,100,000	2,100,843
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75	07/10/22	1,145,833	1,155,329
College Loan Corp Trust 07-2	1.62(a)	01/25/24	19,395,000	19,201,300
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Asset-Backed Securities | 20.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Consumer Loan Underlying Bond 17-NP2 (b)	2.55%	01/16/24	$975,000	$974,698
Consumer Loan Underlying Bond 17-P1 (b)	2.42	09/15/23	1,833,524	1,832,578
Consumer Loan Underlying Bond 17-P2 (b)	2.61	01/15/24	1,650,000	1,650,023
CPS Auto Trust 13-B (b)	1.82	09/15/20	210,606	210,379
CPS Auto Trust 15-A (b)	1.53	07/15/19	93,630	93,601
CPS Auto Trust 17-A (b)	1.68	08/17/20	482,805	481,910
Credit Acceptance Auto Loan Trust 17-1 (b)	2.56	10/15/25	1,100,000	1,098,288
Credit Acceptance Auto Loan Trust 17-2 (b)	2.55	02/17/26	1,525,000	1,514,827
Credit Acceptance Auto Loan Trust 17-3 (b)	2.65	06/15/26	1,025,000	1,024,070
Edlinc Student Loan Funding Trust 12-A (b)	4.15(a)	10/01/25	2,033,996	2,069,412
Education Loan Asset Backed Trust 13-1 (b)	2.13(a)	11/25/33	6,569,816	6,339,654
Element Rail Leasing I LLC 14-1 (b)	2.30	04/19/44	1,752,374	1,748,309
Element Rail Leasing I LLC 15-1 (b)	2.71	02/19/45	666,218	660,215
Element Rail Leasing I LLC 16-1 (b)	3.97	03/19/46	379,091	384,943
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	776,939	775,116
Exeter Automobile Receivables Trust 16-1 (b)	2.35	07/15/20	23,973	23,990
Exeter Automobile Receivables Trust 16-3 (b)	1.84	11/16/20	439,660	439,154
Exeter Automobile Receivables Trust 17-1 (b)	1.96	03/15/21	611,065	610,504
Exeter Automobile Receivables Trust 17-2 (b)	2.11	06/15/21	1,073,327	1,072,917
Exeter Automobile Receivables Trust 17-3 (b)	2.05	12/15/21	838,054	836,756
Flagship Credit Auto Trust 15-3 (b)	2.38	10/15/20	309,062	309,584
Flagship Credit Auto Trust 17-1 (b)	1.93	12/15/21	1,001,232	1,000,176
Ford Credit Floorplan Master Owner Trust 16-1	1.76	02/15/21	1,250,000	1,245,791
Ford Credit Floorplan Master Owner Trust 16-1	2.38(a)	02/15/21	1,250,000	1,261,133
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87	10/15/21	554,196	554,572
Foursight Capital Automobile Receivables Trust 17-1 (b)	2.37	04/15/22	672,875	669,498
FRS I LLC 13-1 (b)	1.80	04/15/43	652,686	648,587
GLS Auto Receivables Trust 17-1 (b)	2.67	04/15/21	1,757,092	1,757,920
Gracie Point Premium Financing 17-A (b)	2.82(a)	03/01/19	8,301,633	8,301,633
KeyCorp Student Loan Trust 00-A	1.64(a)	05/25/29	371,871	369,836
KeyCorp Student Loan Trust 00-B	1.62(a)	07/25/29	524,226	516,222
KeyCorp Student Loan Trust 04-A	1.75(a)	01/27/43	491,748	445,339
KeyCorp Student Loan Trust 05-A	1.73(a)	09/27/40	397,780	359,471
KeyCorp Student Loan Trust 06-A	1.64(a)	09/27/35	1,836,128	1,833,881
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	559,802	558,556
Navistar Financial Dealer Note Master Trust 16-1 (b)	2.90(a)	09/27/21	1,900,000	1,911,174
Nelnet Private Education Loan Trust 16-A (b)	3.60	12/26/40	2,216,726	2,188,130
NP SPE II LLC 17-1 (b)	3.37(a)	10/21/47	555,027	551,486
One Main Direct Auto Receivables Trust 16-1 (b)	2.04	01/15/21	75,694	75,719
One Main Financial Issuance Trust 14-2 (b)	2.47	09/18/24	27,784	27,789
One Main Financial Issuance Trust 15-2 (b)	2.57	07/18/25	412,049	411,780
Oscar US Funding Trust 16-2 (b)	2.31	11/15/19	480,729	480,240
Oscar US Funding Trust 17-2 (b)	2.45	12/10/21	730,000	723,413
Prosper Marketplace Issuance Trust 17-1 (b)	2.56	06/15/23	525,920	526,738
Prosper Marketplace Issuance Trust 17-2 (b)	2.41	09/15/23	2,582,515	2,584,612
Sierra Auto Receivables Securities Trust 16-1 (b)	2.85	01/18/22	256,859	257,192
SLC Student Loan Trust 05-1	1.52(a)	02/15/45	1,111,036	1,044,585
SLC Student Loan Trust 06-A	1.60(a)	07/15/36	3,275,000	3,263,261
SLC Student Loan Trust 06-A	1.75(a)	07/15/36	6,250,000	5,961,768
SLM Student Loan Trust 03-11	1.97(a)	12/15/38	568,093	539,100
SLM Student Loan Trust 03-B	1.72(a)	03/15/22	66,735	66,864
SLM Student Loan Trust 04-A	1.72(a)	06/15/33	2,315,901	2,271,898
SLM Student Loan Trust 04-B	1.65(a)	03/15/24	4,373,224	4,359,046
SLM Student Loan Trust 05-A	1.52(a)	06/15/23	1,626,946	1,623,565
SLM Student Loan Trust 06-A	1.51(a)	12/15/23	210,186	210,156
SLM Student Loan Trust 06-A	1.61(a)	06/15/39	1,475,000	1,412,394
Small Business Administration 02-20K	5.08	11/01/22	13,892	14,430
SoFi Consumer Loan Program Trust 17-1 (b)	3.28	01/26/26	1,035,163	1,045,466

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Asset-Backed Securities | 20.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
SoFi Consumer Loan Program Trust 17-3 (b)	2.77%	05/25/26	$490,766	$490,944
SoFi Consumer Loan Program Trust 17-4 (b)	2.50	05/26/26	1,062,115	1,058,629
ThunderRoad Motorcycle Trust 16-1 (b)	4.00	09/15/22	672,252	675,310
United Auto Credit Securitization Trust 17-1 (b)	1.89	05/10/19	1,258,603	1,258,277
Veros Autos Receivable Trust 17-1 (b)	2.84(a)	04/17/23	637,127	636,000
World Financial Network Credit Card Master Note Trust 17-B	1.98	06/15/23	3,500,000	3,486,265
Total Asset-Backed Securities
(Cost $109,011,175)				112,005,348

Municipal Bonds | 20.1% of portfolio

Alaska | 0.1%
Alaska Student Loan Corp.	1.83(a)	08/25/31	645,103	642,916
Total Alaska				642,916
California | 0.5%
Adelanto California Public Utility Authority	3.25	07/01/21	750,000	739,830
Adelanto California Public Utility Authority	3.63	07/01/23	795,000	782,025
Desert Sands California Unified School District	2.28	06/01/19	375,000	374,040
Fresno County CA Pension Obligation	0.00(c)	08/15/22	650,000	561,457
University of California	2.85	05/15/20	540,000	548,473
Total California				3,005,825
Colorado | 0.2%
Colorado Housing & Finance Authority	1.69	05/01/18	1,150,000	1,147,470
Total Colorado				1,147,470
Florida | 0.8%
Florida State Board of Administration Finance Corp.	2.16	07/01/19	4,375,000	4,365,550
Total Florida				4,365,550
Illinois | 0.9%
Illinois, State of Sales Tax Revenue	2.23	06/15/19	3,625,000	3,616,952
Village of Rosemont Illinois	2.77	12/01/18	1,375,000	1,374,478
Total Illinois				4,991,430
Indiana | 0.1%
Indiana Bond Bank	2.08	01/15/19	300,000	300,210
Total Indiana				300,210
Louisiana | 0.3%
New Orleans Louisiana	2.80	09/01/19	1,725,000	1,728,967
Total Louisiana				1,728,967
Mississippi | Less than 0.1%
Mississippi, State of	2.40	10/01/22	225,000	223,639
Total Mississippi				223,639
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Municipal Bonds | 20.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Missouri | Less than 0.1%
Missouri Higher Education Loan Authority	2.16%(a)	01/26/26	$227,934	$227,904
Total Missouri				227,904
New Jersey | 4.5%
New Jersey Economic Development Authority	0.00(c)	02/15/18	3,125,000	3,117,750
New Jersey Economic Development Authority	0.00(c)	02/15/19	4,990,000	4,851,278
New Jersey Economic Development Authority	0.00(c)	02/15/20	12,575,000	11,821,883
New Jersey Economic Development Authority	0.00(c)	02/15/21	1,350,000	1,223,762
New Jersey Economic Development Authority	0.00(c)	02/15/22	1,005,000	880,038
New Jersey Economic Development Authority	0.00(c)	02/15/24	3,200,000	2,509,792
Total New Jersey				24,404,503
New York | 4.8%
New York City, NY Transitional Finance Authority	1.80	08/01/18	1,475,000	1,475,752
New York City, NY Transitional Finance Authority	1.85	05/01/19	2,025,000	2,017,872
New York City, NY Transitional Finance Authority	2.45	08/01/20	1,000,000	1,005,750
New York City, NY Transitional Finance Authority	2.75	11/01/20	2,695,000	2,730,655
New York City, NY Transitional Finance Authority	2.85	02/01/21	2,775,000	2,815,904
New York City, NY Transitional Finance Authority	2.15	02/01/21	2,100,000	2,087,568
New York State Urban Development Corp.	2.35	03/15/20	4,350,000	4,360,570
New York State Urban Development Corp.	2.38	03/15/21	4,375,000	4,371,762
New York State Urban Development Corp.	2.10	03/15/22	4,850,000	4,829,533
Utility Debt Securitization Authority, NY	2.04	06/15/21	358,000	356,894
Total New York				26,052,260
North Carolina | 0.3%
North Carolina Housing Finance Agency	4.00	01/01/30	965,000	981,531
North Carolina State Education Assistance Authority	2.13(a)	07/25/39	602,173	603,473
Total North Carolina				1,585,004
Oklahoma | 0.1%
Oklahoma Student Loan Authority	2.06(a)	02/25/32	478,090	478,444
Total Oklahoma				478,444
Pennsylvania | 4.6%
Lehigh County Authority PA	3.44	12/01/18	3,825,000	3,847,415
Pennsylvania Higher Education Assistance Agency (b)	1.88(a)	05/25/57	197,593	197,279
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/18	9,720,000	9,622,022
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/19	2,500,000	2,411,050
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/20	5,285,000	4,908,549
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/20	3,380,000	3,154,081
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/22	1,400,000	1,210,216
Total Pennsylvania				25,350,612

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Municipal Bonds | 20.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Puerto Rico | 1.3%
Puerto Rico Electric Power Authority	5.00%	07/01/18	$300,000	$300,618
Puerto Rico Highway & Transportation Authority	6.00	07/01/18	420,000	426,905
Puerto Rico Highway & Transportation Authority	5.50	07/01/19	1,800,000	1,867,158
Puerto Rico Highway & Transportation Authority	6.25	07/01/21	2,400,000	2,569,056
Puerto Rico Sales Tax Financing Corp.	5.25	08/01/19	3,175,000	309,562
Puerto Rico Sales Tax Financing Corp.	4.38	08/01/20	905,000	88,238
Puerto Rico, Commonwealth of	5.50	07/01/18	340,000	342,805
Puerto Rico, Commonwealth of	5.25	07/01/18	390,000	394,984
Puerto Rico, Commonwealth of	5.25	07/01/18	325,000	329,153
Puerto Rico, Commonwealth of	5.50	07/01/19	250,000	259,328
Total Puerto Rico				6,887,807
Vermont | 0.1%
Vermont Student Assistance Corp.	2.04(a)	07/28/34	774,292	774,516
Total Vermont				774,516
Washington | 0.2%
Energy Northwest,WA	2.15	07/01/18	850,000	851,386
Total Washington				851,386
Wisconsin | 1.3%
Wisconsin, Public Finance Authority	2.50	09/01/18	2,250,000	2,247,322
Wisconsin, Public Finance Authority	2.63	11/01/19	2,375,000	2,349,184
Wisconsin, Public Finance Authority	2.82	03/01/20	910,000	907,998
Wisconsin, Public Finance Authority	2.75	06/01/20	1,575,000	1,558,447
Total Wisconsin				7,062,951
Total Municipal Bonds
(Cost $113,009,834)				110,081,394

Yankee Bonds | 11.6% of portfolio

ABN AMRO Bank N.V. (b)	2.10	01/18/19	650,000	649,150
ABN AMRO Bank N.V. (b)	1.99(a)	01/18/19	900,000	903,717
Actavis Funding SCS	2.35	03/12/18	2,175,000	2,176,696
African Development Bank	8.80	09/01/19	1,350,000	1,486,761
Alibaba Group Holding Ltd.	2.50	11/28/19	1,275,000	1,278,571
BAT Capital Corp. (b)	2.30	08/14/20	875,000	870,127
BAT Capital Corp. (b)	2.00(a)	08/14/20	2,175,000	2,186,710
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63	05/05/20	425,000	423,879
Daimler Finance North America LLC (b)	2.30	02/12/21	1,650,000	1,635,859
Daimler Finance North America LLC (b)	1.84(a)	02/12/21	1,650,000	1,649,189
Deutsche Bank AG	2.85	05/10/19	1,250,000	1,254,057
Deutsche Bank AG	3.32(a)	05/10/19	750,000	763,967
Hydro-Quebec	6.27	01/03/26	80,000	95,539
International Bank for Reconstruction and Development	0.00(c)	05/01/18	295,000	293,243
Landesbank Baden-Wuerttemberg	1.38	03/05/18	8,300,000	8,293,144
Landesbank Baden-Wuerttemberg	2.13	01/31/20	3,000,000	2,987,394
Landesbank Baden-Wuerttemberg	7.63	02/01/23	1,175,000	1,417,330
Mizuho Bank Ltd. (b)	2.15	10/20/18	325,000	324,907
Pentair Finance S.A.	2.90	09/15/18	466,000	467,831
Petróleos Mexicanos S.A. de C.V. (b)	5.19(a)	03/11/22	160,000	175,679
Reckitt Benckiser Treasury Services plc. (b)	2.13	09/21/18	975,000	975,861
Santander UK plc	2.50	03/14/19	250,000	250,749
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Yankee Bonds | 11.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Santander UK plc	3.05%(a)	03/14/19	$250,000	$253,718
Shell International Finance BV	1.90	08/10/18	3,175,000	3,175,474
Shell International Finance BV	1.63	11/10/18	2,125,000	2,119,602
Shell International Finance BV	1.38	09/12/19	3,000,000	2,962,883
Shell International Finance BV	1.90(a)	09/12/19	3,000,000	3,012,592
Shell International Finance BV	2.13	05/11/20	665,000	663,576
Sinopec Group Overseas Development (2015) Ltd. (b)	2.50	04/28/20	1,075,000	1,069,177
Sinopec Group Overseas Development (2016) Ltd. (b)	1.75	09/29/19	2,200,000	2,164,349
Sinopec Group Overseas Development (2017) Ltd. (b)	2.38	04/12/20	2,175,000	2,156,911
Standard Chartered Bank plc. (b)	2.10	08/19/19	700,000	695,492
Standard Chartered Bank plc. (b)	2.57(a)	08/19/19	450,000	455,141
Sumitomo Mitsui Banking Corp.	1.76	10/19/18	2,225,000	2,221,803
Sumitomo Mitsui Banking Corp.	1.97	01/11/19	1,350,000	1,346,624
Sumitomo Mitsui Banking Corp.	2.09	10/18/19	1,300,000	1,293,331
Toronto Dominion Bank	1.45	09/06/18	4,400,000	4,384,164
TransCanada PipeLines Ltd.	1.88	01/12/18	775,000	774,985
TransCanada PipeLines Ltd.	2.15(a)	01/12/18	2,350,000	2,350,256
TransCanada PipeLines Ltd.	7.13	01/15/19	2,045,000	2,144,733
Total Yankee Bonds
(Cost $63,870,045)				63,805,171

U.S. Government & Agency Obligations | 6.0% of portfolio

Overseas Private Investment Corp.	1.30	06/15/19	257,143	255,205
Overseas Private Investment Corp.	2.52	09/15/22	1,710,227	1,698,503
Private Export Funding Corp. (b)	2.10	12/19/19	875,000	873,720
Tennessee Valley Authority	0.00(c)	06/15/21	595,000	547,841
U.S. Department of Housing & Urban Development	1.88	08/01/19	950,000	948,687
U.S. Department of Housing & Urban Development	6.07	08/01/21	10,000	10,039
U.S. Department of Housing & Urban Development	6.12	08/01/22	109,000	109,427
U.S. Treasury Note	1.63	04/30/19	1,975,000	1,968,787
U.S. Treasury Note	1.38	09/30/19	2,175,000	2,156,006
U.S. Treasury Note	1.50	10/31/19	9,175,000	9,110,820
U.S. Treasury Note	1.50	06/15/20	4,800,000	4,751,083
U.S. Treasury Note	1.63	10/15/20	8,300,000	8,225,646
U.S. Treasury Note	1.38	10/31/20	2,175,000	2,139,721
Total U.S. Government & Agency Obligations
(Cost $32,915,696)				32,795,485

Mortgage-Backed Securities | 1.9% of portfolio

Accredited Mortgage Loan Trust 03-1	4.33(a)	06/25/33	86,075	82,999
ACE Securities Corp. 06-ASL1	1.61(a)	02/25/36	251,054	143,442
ACE Securities Corp. 06-SL1	1.65(a)	09/25/35	104,238	61,916
Adjustable Rate Mortgage Trust 05-10	3.66(a)	01/25/36	51,883	49,118
American Business Financial Services 02-1	7.01	12/15/32	63,174	58,216
American Home Mortgage Investment Trust 05-01	3.65(a)	06/25/45	20,308	20,318
American Home Mortgage Investment Trust 05-03	4.97	09/25/35	7,419	7,380
Amresco Residential Securities 98-1	7.20	10/25/27	38,745	42,438
Banc of America Alternative Loan Trust Inc. 07-2	5.75	06/25/37	71,180	65,122
Banc of America Funding Corp. 04-A	3.60(a)	09/20/34	7,821	7,969
Banc of America Funding Corp. 05-G	3.34(a)	10/20/35	147,743	147,051
Banc of America Funding Corp. 07-5	6.50	07/25/37	23,681	22,310
Banc of America Mortgage Securities Inc. 02-J	4.26(a)	09/25/32	2,558	2,480
Banc of America Mortgage Securities Inc. 05-C	3.70(a)	04/25/35	17,594	16,531
Bayview Financial Acquisition Trust 06-D	5.93	12/28/36	2,449,643	2,473,384
Bayview Financial Asset Trust 07-SR1A (b)	2.00(a)	03/25/37	146,939	135,589

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Mortgage-Backed Securities | 1.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust 04-10	3.56%(a)	01/25/35	$153,209	$154,655
Bear Stearns Adjustable Rate Mortgage Trust 05-12	3.80(a)	02/25/36	20,738	20,001
Bear Stearns ALT-A Trust 04-11	3.84(a)	11/25/34	9,018	8,629
Bear Stearns ALT-A Trust 05-4	3.52(a)	05/25/35	65,818	66,266
Bear Stearns ALT-A Trust 05-9	3.45(a)	11/25/35	35,293	29,398
Bear Stearns ALT-A Trust 06-6	3.81(a)	11/25/36	134,807	125,189
Bear Stearns Asset Backed Securities Trust 03-3	2.51(a)	06/25/43	38,218	37,799
Bear Stearns Asset Backed Securities Trust 04-HE5	3.20(a)	07/25/34	61,090	60,937
Bear Stearns Structured Products Inc., 00-1 (b)	7.33(a)	08/28/33	439	416
CDCMortgage Capital Trust 02-HE1	1.95(a)	01/25/33	208,256	204,878
Chase Mortgage Finance Corp. 05-A1	3.36(a)	12/25/35	6,135	6,026
Chaseflex Trust 05-2	6.00	06/25/35	78,051	78,426
CITICORP Mortgage Securities, Inc. 07-1	5.50	01/25/22	9,122	9,155
CITICORP Mortgage Securities, Inc. 07-1	5.53(d)	03/25/37	105,769	109,659
Citigroup Mortgage Loan Trust, Inc. 05-7	3.60(a)	09/25/35	138,631	112,746
Cityscape Home Equity Loan Trust 96-2	8.10	08/25/26	50,498	50,423
Conseco Finance Securitizations Corp. 01-2	6.60	02/01/33	103,927	108,140
Contimortgage Home Equity Loan Trust 95-2	8.10	08/15/25	21,938	14,783
Countrywide Alternative Loan Trust 04-24CB	6.00	11/25/34	33,945	34,203
Countrywide Alternative Loan Trust 05-11CB	5.50	06/25/35	74,776	73,200
Countrywide Alternative Loan Trust 05-43	3.38(a)	10/25/35	20,981	18,519
Countrywide Asset Backed Certificate 02-S2 (e)	5.98	01/25/17	4,877	4,884
Countrywide Asset Backed Certificate 02-S4 (e)	5.22(a)	10/25/17	21,291	21,265
Countrywide Asset Backed Certificate 04-S1	5.12	02/25/35	17,092	17,247
Countrywide Asset Backed Certificate 06-S7	5.71(a)	11/25/35	18,157	18,087
Countrywide Asset Backed Certificate 07-S1	5.69	11/25/36	11,106	10,985
Countrywide Home Loans 03-49	3.55(a)	12/19/33	15,644	15,907
Countrywide Home Loans 05-HYB8	3.80(a)	12/20/35	63,514	60,698
Countrywide Home Loans 06-HYB5	3.75(a)	09/20/36	43,160	37,219
Credit Suisse First Boston Mortgage 03-21	4.75	08/25/18	1,795	1,794
Credit Suisse First Boston Mortgage 03-AR24	3.54(a)	10/25/33	118,089	117,798
Credit Suisse First Boston Mortgage 04-AR3	3.44(a)	04/25/34	31,212	31,805
Credit Suisse First Boston Mortgage 05-10	5.25	11/25/20	30,312	28,283
Encore Credit Receivables Trust 05-3	2.06(a)	10/25/35	209,579	209,991
FHLMC 2649	4.50	07/15/18	4,976	4,991
FHLMC 780754	3.32(a)	08/01/33	2,004	2,109
First Alliance Mortgage Loan Trust 94-1	5.85	04/25/25	5,447	5,442
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	3.13(a)	09/25/34	14,135	13,972
FNMA 813842	2.85(a)	01/01/35	7,064	7,294
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75	10/25/36	21,756	22,027
GMAC Mortgage Corp. Loan Trust 07-HE1	6.53	08/25/37	904,794	937,311
GNMA 2003-11	4.00	10/17/29	63,788	66,286
GNMA 2003-26	1.94(a)	04/16/33	6,549	6,582
GNMA 2004-17	4.50	12/20/33	11,168	11,644
Green Tree Financial Corp. 98-5	6.22	03/01/30	52,640	55,931
GS Mortgage Loan Trust 03-10	3.44(a)	10/25/33	75,412	73,866
GS Mortgage Loan Trust 05-8F	5.50	10/25/20	10,111	10,121
GS Mortgage Loan Trust 05-AR3	3.53(a)	05/25/35	43,425	42,728
GS Mortgage Loan Trust 05-AR6	3.24(a)	09/25/35	24,830	24,963
Home Equity Mortgage Trust 06-1	5.80	05/25/36	730,494	666,072
Home Equity Mortgage Trust 06-2	5.91(a)	07/25/36	1,120,000	54,336
IMPAC Secured Assets Corp. 03-3	5.20(a)	08/25/33	76,415	78,162
Indymac Indx Mortgage Loan Trust 05-AR15	3.33(a)	09/25/35	23,431	22,063
Indymac Residential Mortgage-Backed Trust 05-L1 (e)	1.73(a)	07/25/13	158,855	81,810
JP Morgan Mortgage Trust 05-A2	3.24(a)	04/25/35	145,354	144,276
Lehman ABS Manufactured Housing Contract 01-B	4.35	04/15/40	15,701	15,848
Master Adjustable Rate Mortgages Trust 04-13	3.60(a)	04/21/34	11,048	11,303
Master Adjustable Rate Mortgages Trust 05-1	3.49(a)	01/25/35	10,550	10,427
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Mortgage-Backed Securities | 1.9% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Master Alternative Loans Trust 03-5	6.00%	08/25/33	$29,171	$29,529
Master Asset Backed Securities Trust 07-NCW (b)	1.63(a)	05/25/37	314,541	298,462
Master Asset Securitization Trust 07-1	6.00	10/25/22	9,540	9,434
Merrill Lynch Mortgage Investors Trust 03-A2	3.08(a)	02/25/33	17,552	17,228
Morgan Stanley Mortgage Loan Trust 05-5AR	3.76(a)	09/25/35	22,259	18,720
Morgan Stanley Mortgage Loan Trust 06-1AR	3.37(a)	02/25/36	82,372	65,660
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00	07/25/47	611,578	149,563
Nomura Asset Acceptance Corporation 06-AF2	1.43(a)	08/25/36	156,104	54,124
Nomura Asset Acceptance Corporation 07-1	5.96	03/25/47	137,858	138,441
Oakwood Mortgage Investors, Inc. 02-A (e)	1.50(a)	09/15/14	79,810	74,533
Oakwood Mortgage Investors, Inc. 99-D	7.84	11/15/29	191,042	200,060
Option One Mortgage Loan Trust 07-FXD2	5.90	03/25/37	10,765	9,910
Prime Mortgage Trust 05-2	5.00	07/25/20	5,416	5,435
Residential Accredit Loans, Inc. 05-QS5	5.70	04/25/35	21,606	21,573
Residential Accredit Loans, Inc. 06-QS4	6.00	04/25/36	195,394	177,339
Residential Asset Securitization Trust 04-A3	5.25	06/25/34	9,160	9,224
Residential Asset Securitization Trust 05-A14	5.50	12/25/35	104,571	90,089
Residential Funding Mortgage Securities I 03-S15	4.50	08/25/18	1,337	1,338
Residential Funding Mortgage Securities I 05-SA2	3.58(a)	06/25/35	20,659	17,175
Residential Funding Mortgage Securities I 06-SA1	4.45(a)	02/25/36	25,502	23,147
Ryland Acceptance Corp. 64 E	3.50(a)	04/01/18	5,506	5,499
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	6	6
Structured Adjustable Rate Mortgage Loan Trust 04-11	3.41(a)	08/25/34	22,797	22,386
Structured Adjustable Rate Mortgage Loan Trust 04-18	3.32(a)	12/25/34	49,780	43,833
Structured Adjustable Rate Mortgage Loan Trust 04-4	3.49(a)	04/25/34	265,669	267,757
Structured Adjustable Rate Mortgage Loan Trust 05-11	3.42(a)	05/25/35	148,396	139,057
Structured Adjustable Rate Mortgage Loan Trust 06-1	3.45(a)	02/25/36	12,183	11,016
Structured Adjustable Rate Mortgage Loan Trust 06-4	3.33(a)	05/25/36	50,435	42,271
Structured Adjustable Rate Mortgage Loan Trust 06-4	3.54(a)	05/25/36	50,945	44,873
Structured Adjustable RateMortgage Loan Trust 04-3AC	3.42(a)	03/25/34	10,371	10,482
Structured Asset Mortgage Investments 04-AR5	2.98(a)	10/19/34	19,912	19,415
Structured Asset Securities Corp. 03-37A	3.45(a)	12/25/33	89,430	88,721
Structured Asset Securities Corp. 98-RF1 (b)	5.64(a)	04/15/27	15,534	15,394
Terwin Mortgage Trust 04-5HE	2.44(a)	06/25/35	471,910	447,248
Wachovia Mortgage Loan Trust 06-A	3.44(a)	05/20/36	44,790	43,872
Washington Mutual Mortgage Securities Corp. 04-AR14	3.36(a)	01/25/35	47,501	48,525
Washington Mutual Mortgage Securities Corp. 04-AR3	3.18(a)	06/25/34	26,896	27,377
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00	03/25/18	353	352
Wells Fargo Mortgage Backed Securities Trust 04-B	3.22(a)	02/25/34	8,953	8,991
Wells Fargo Mortgage Backed Securities Trust 04-E	3.32(a)	05/25/34	11,142	11,321
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.77(a)	12/25/34	8,748	9,071
Wells Fargo Mortgage Backed Securities Trust 04-F	3.16(a)	06/25/34	27,186	27,672
Wells Fargo Mortgage Backed Securities Trust 04-I	3.68(a)	07/25/34	2,009	2,050
Wells Fargo Mortgage Backed Securities Trust 04-K	3.48(a)	07/25/34	32,818	33,001
Wells Fargo Mortgage Backed Securities Trust 04-K	3.47(a)	07/25/34	14,208	14,830
Wells Fargo Mortgage Backed Securities Trust 04-K	3.47(a)	07/25/34	15,806	16,200
Wells Fargo Mortgage Backed Securities Trust 04-R	3.62(a)	09/25/34	16,749	17,254
Wells Fargo Mortgage Backed Securities Trust 05-AR14	3.48(a)	08/25/35	9,293	9,412
Wells Fargo Mortgage Backed Securities Trust 05-AR15	3.61(a)	09/25/35	71,928	71,501
Wells Fargo Mortgage Backed Securities Trust 05-AR16	3.63(a)	10/25/35	19,308	19,002
Wells Fargo Mortgage Backed Securities Trust 06-AR19	3.70(a)	12/25/36	11,079	10,291
Wells Fargo Mortgage Backed Securities Trust 06-AR4	3.36(a)	04/25/36	16,754	15,393
Total Mortgage-Backed Securities
(Cost $12,094,242)				10,560,295

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
Corporate Bond Guaranteed by Export-Import Bank of the United States | 0.1% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 0.1%
Petroleos Mexicanos	2.46%	12/15/25	$351,200	$349,977
Total Energy				349,977
Total Corporate Bond Guaranteed by Export-Import Bank of the United States
(Cost $346,696)				349,977

Certificates of Deposit | 0.4% of portfolio

American Express Bank FSB	1.65	07/09/18	250,000	249,946
American Express Centurion Bank	1.60	06/25/18	250,000	249,719
Capital One Bank USA NA	1.65	07/09/18	250,000	249,946
Capital One NA	1.60	07/16/18	250,000	249,936
Comenity Capital Bank	1.75	08/10/18	250,000	250,206
Discover Bank	1.65	07/09/18	250,000	250,156
Goldman Sachs Bank USA	1.65	07/16/18	250,000	249,936
World’s Foremost Bank	1.70	07/16/18	200,000	199,949
Total Certificates of Deposit
(Cost $1,950,000)				1,949,794

Commercial Paper | 10.3% of portfolio

CNPC Finance Hong Kong Ltd. (b)	1.80	01/02/18	6,000,000	5,999,016
CNPC Finance Hong Kong Ltd. (b)	1.90	01/03/18	6,000,000	5,998,768
Hitachi Capital America Corp.	2.10	01/04/18	6,000,000	5,998,324
Kansas City Power and Light Co. (b)	2.00	01/04/18	6,000,000	5,998,324
Puget Sound Energy Inc.	1.80	01/03/18	6,000,000	5,998,606
Ricoh Finance Corp. (b)	1.95	01/11/18	9,553,000	9,547,867
Spire Inc. (b)	2.35	01/02/18	5,027,000	5,026,068
Spire Inc. (b)	2.35	01/03/18	6,000,000	5,998,607
WEC Energy Group Inc. (b)	1.90	01/08/18	6,000,000	5,997,182
Total Commercial Paper
(Cost $56,567,914)				56,562,762

Money Market Fund | less than 0.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.21(f)	394	394
Total Money Market Fund
(Cost $394)			394
Total Investments in Securities
(Cost $550,291,849) | 100.0%			$548,528,970
(a)	Variable coupon rate as of December 31, 2017.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $140,470,880 and represents 25.6% of total investments.
(c)	Zero coupon rate, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
(f)	7-day yield at December 31, 2017.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2017  |  (Continued)
NA - National Association
LLC - Limited Liability Company
AG - Aktiengesellschaft
SCS - Societe En Commandite Simple
S.A. de C.V. - Sociedad Anonima de Capital Variable
BV - Besloten Vennootschap
FHLMC - Federal Home Loan Mortgage Corporation
ABS - Asset-Backed Security

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  December 31, 2017

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$49,516,039	$145,194,985
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2017, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 1.05%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  December 31, 2017

Common Stocks | 97.7% of portfolio
	Shares	Value
Consumer Discretionary | 4.9%
Auto Components
Adient PLC	100,743	$7,928,474
Cooper Tire & Rubber Co.	440,000	15,554,000
Distributors
Genuine Parts Co.	240,400	22,840,404
LKQ Corp. (a)	223,482	9,089,013
Total Consumer Discretionary		55,411,891
Energy | 9.6%
Energy Equipment & Services
Helmerich & Payne, Inc.	110,000	7,110,400
Oil, Gas & Consumable Fuels
Apache Corp.	75,268	3,177,815
Chevron Corp.	295,000	36,931,050
ConocoPhillips	452,400	24,832,236
Marathon Oil Corp.	663,100	11,226,283
Royal Dutch Shell PLC ADR	353,000	24,106,370
Total Energy		107,384,154
Financials | 16.9%
Banks
Bank of America Corp.	750,200	22,145,904
Citigroup, Inc.	296,000	22,025,360
JPMorgan Chase & Co.	517,600	55,352,144
Wells Fargo & Co.	221,000	13,408,070
Insurance
Allstate Corp.	369,000	38,637,990
American International Group, Inc.	423,298	25,220,095
Chubb Ltd.	85,469	12,489,585
Total Financials		189,279,148
Health Care | 16.0%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	22,770,930
Medtronic PLC	198,465	16,026,049
Life Sciences Tools & Services
Mettler-Toledo International Inc. (a)	45,000	27,878,400
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	44,103,216
Merck & Co., Inc.	456,000	25,659,120
Pfizer, Inc.	1,107,000	40,095,540
Roche Holding AG ADR	90,000	2,842,200
Total Health Care		179,375,455
Industrials | 15.6%
Airlines
Southwest Airlines Co.	844,100	55,246,345
Auto Components
Johnson Controls International PLC	157,431	5,999,695
Common Stocks | 97.7% of portfolio (Continued)
	Shares	Value
Industrials | 15.6% (Continued)
Industrial Conglomerates
Honeywell International, Inc.	281,100	$43,109,496
Machinery
Flowserve Corp.	285,900	12,044,967
Parker-Hannifin Corp.	246,400	49,176,512
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	8,887,050
Total Industrials		174,464,065
Information Technology | 22.8%
Communications Equipment
Cisco Systems, Inc.	1,343,500	51,456,050
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	24,981,264
Internet Software & Services
Alphabet, Inc., Class C (a)	34,000	35,577,600
IT Services
Leidos Holdings Inc.	250,750	16,190,927
Visa Inc., Class A	356,000	40,591,120
Semiconductors & Semiconductor Equipment
Intel Corp.	1,085,000	50,083,600
Software
Microsoft Corp.	427,000	36,525,580
Total Information Technology		255,406,141
Materials | 11.7%
Chemicals
DowDuPont, Inc.	711,900	50,701,518
Containers & Packaging
Avery Dennison Corp.	520,000	59,727,200
Bemis Co., Inc.	433,600	20,721,744
Total Materials		131,150,462
Telecommunication Services | 0.2%
Diversified Telecommunication Services
Verizon Communications, Inc.	45,000	2,381,850
Total Telecommunication Services		2,381,850
Total Common Stocks
(Cost $534,083,806)		1,094,853,166

Commercial Paper | 2.3% of portfolio
	Face Amount
Rockwell Collins, Inc., 1.85%, 01/02/18 (b)	$10,599,000	10,597,035
Spire Inc., 2.35%, 01/02/18 (b)	15,000,000	14,997,218
Total Commercial Paper
(Cost $25,597,476)		25,594,253

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  December 31, 2017  |  (Continued)
Money Market Fund | less than 0.1% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.21% (c)	719	$719
Total Money Market Fund
(Cost $719)		719
Total Investments in Securities
(Cost $559,682,001) | 100.0%		$1,120,448,138
(a)	Non-income producing.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $25,594,253 and represents 2.3% of total investments.
(c)	7-day yield at December 31, 2017.
PLC - Public Limited Company
ADR - American Depositary Deposit
AG - Aktiengesellschaft
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  December 31, 2017

Common Stocks | 98.8% of portfolio
	Shares	Value
Consumer Discretionary | 20.0%
Automobiles
Tesla Inc. (a)	4,700	$1,463,345
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	31,101	2,483,726
Restuarant Brands International Inc.	21,800	1,340,264
Yum! Brands, Inc.	16,700	1,362,887
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	11,500	13,448,905
Netflix, Inc. (a)	7,000	1,343,720
Priceline Group, Inc. (a)	4,500	7,819,830
Multiline Retail
Dollar General Corp.	33,500	3,115,835
Specialty Retail
Home Depot, Inc.	5,300	1,004,509
Ross Stores, Inc.	21,200	1,701,300
Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	9,200	575,460
Total Consumer Discretionary		35,659,781
Consumer Staples | 1.1%
Tobacco
Philip Morris International Inc.	17,987	1,900,327
Total Consumer Staples		1,900,327
Financials | 4.9%
Capital Markets
Charles Schwab Corp.	18,410	945,722
Morgan Stanley	50,655	2,657,868
TD Ameritrade Holding Corp.	28,850	1,475,100
Diversified Financial Services
Intercontinental Exchange, Inc.	33,600	2,370,816
Insurance
Willis Towers Watson PLC	8,720	1,314,017
Total Financials		8,763,523
Health Care | 20.7%
Biotechnology
Alexion Pharmaceuticals, Inc. (a)	13,270	1,586,959
Alnylam Pharmaceuticals, Inc (a)	10,478	1,331,230
Biogen Inc. (a)	5,709	1,818,716
Incyte Corp. (a)	8,200	776,622
Vertex Pharmaceuticals, Inc. (a)	21,535	3,227,235
Health Care Equipment & Supplies
Becton, Dickinson & Co.	17,233	3,688,896
Danaher Corp.	17,200	1,596,504
Intuitive Surgical, Inc. (a)	11,331	4,135,135
Stryker Corp.	17,033	2,637,390
Health Care Providers & Services
Aetna, Inc.	3,610	651,208
Anthem, Inc.	10,166	2,287,452
Centene Corp. (a)	5,278	532,444
Cigna Corp.	22,679	4,605,878
Common Stocks | 98.8% of portfolio (Continued)
	Shares	Value
Health Care | 20.7% (Continued)
Humana, Inc.	4,867	$1,207,357
UnitedHealth Group, Inc.	23,800	5,246,948
Pharmaceuticals
Merck & Co., Inc.	24,900	1,401,123
Total Health Care		36,731,097
Industrials | 7.8%
Aerospace & Defense
Boeing Co.	26,257	7,743,452
Airlines
Alaska Air Group, Inc.	13,651	1,003,485
American Airlines Group Inc.	49,681	2,584,902
Commercial Services & Supplies
Waste Connections, Inc.	24,150	1,713,201
Machinery
Fortive Corp.	12,300	889,905
Total Industrials		13,934,945
Information Technology | 41.1%
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	25,600	4,414,208
Alphabet, Inc., Class A (a)	7,800	8,216,520
Alphabet, Inc., Class C (a)	4,300	4,499,520
Facebook, Inc., Class A (a)	46,534	8,211,390
Shopify Inc., Class A (a)	5,789	584,689
Tencent Holdings Ltd. ADR	43,600	2,263,712
IT Services
Global Payments Inc.	16,677	1,671,702
PayPal Holdings, Inc. (a)	42,400	3,121,488
Visa Inc., Class A	68,700	7,833,174
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	4,500	782,190
NVIDIA Corp.	500	96,750
Xilinx, Inc.	18,188	1,226,235
Software
Electronic Arts, Inc. (a)	9,400	987,564
Intuit Inc.	16,178	2,552,565
Microsoft Corp.	115,200	9,854,208
Red Hat, Inc. (a)	18,600	2,233,860
salesforce.com, Inc. (a)	31,100	3,179,353
ServiceNow, Inc. (a)	13,487	1,758,570
VMware, Inc., Class A (a)	16,605	2,080,938
Workday, Inc., Class A (a)	8,600	874,964
Technology Hardware, Storage & Peripherals
Apple, Inc.	39,600	6,701,508
Total Information Technology		73,145,108

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  December 31, 2017  |  (Continued)
Common Stocks | 98.8% of portfolio (Continued)
	Shares	Value
Real Estate | 1.2%
Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	19,200	$2,131,392
Total Real Estate		2,131,392
Telecommunication Services | 0.9%
Wireless Telecommunication Services
T-Mobile US, Inc. (a)	25,400	1,613,154
Total Telecommunication Services		1,613,154
Utilities | 1.1%
Multi-Utilities
Sempra Energy	9,200	983,664
Water Utilities
American Water Works Co., Inc.	9,800	896,602
Total Utilities		1,880,266
Total Common Stocks
(Cost $118,207,256)		175,759,593

Money Market Fund | 1.2% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.21% (b)	2,108,520	$2,108,520
Total Money Market Fund
(Cost $2,108,520)		2,108,520
Total Investments in Securities
(Cost $120,315,776) | 100.0%		$177,868,113

(a)	Non-income producing.
(b)	7-day yield at December 31, 2017.
PLC - Public Limited Company
ADR - American Depositary Deposit
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  December 31, 2017

Common Stocks | 99.0% of portfolio
	Shares	Value
Consumer Discretionary | 11.0%
Auto Components
Cooper Tire & Rubber Co.	799,450	$28,260,558
Distributors
Core-Mark Holding Company, Inc.	739,592	23,356,315
Hotels, Restaurants & Leisure
BJ’s Restaurants, Inc.	657,427	23,930,343
Cracker Barrel Old Country Store, Inc.	210,209	33,400,108
Multiline Retail
Fred’s, Inc., Class A	1,685,683	6,827,016
Textiles, Apparel & Luxury Goods
G-III Apparel Group, Ltd. (a)	685,252	25,278,946
Total Consumer Discretionary		141,053,286
Energy | 1.6%
Energy Equipment & Services
Rowan Companies PLC (a)	248,000	3,883,680
Select Energy Services, Inc., Class A-2 (a)(b)	517,657	9,442,064
Oil, Gas & Consumable Fuels
Cimarex Energy Co.	59,400	7,247,394
Total Energy		20,573,138
Financials | 18.6%
Banks
FB Financial Corp. (a)	161,577	6,784,618
Glacier Bancorp, Inc.	629,000	24,776,310
Metropolitan Bank Holding Corp. (a)	200,000	8,420,000
National Bankshares, Inc. (Virginia) (c)	415,717	18,894,338
State Bank Financial Corp.	1,231,700	36,753,928
Texas Capital Bancshares, Inc. (a)	533,417	47,420,771
Consumer Finance
Encore Capital Group, Inc. (a)	1,236,289	52,047,767
Insurance
Kinsale Capital Group, Inc.	656,980	29,564,100
National General Holdings Corp.	691,963	13,590,153
Total Financials		238,251,985
Health Care | 2.6%
Health Care Equipment & Supplies
STERIS PLC	342,112	29,924,537
Life Sciences Tools & Services
NanoString Technologies, Inc. (a)	395,418	2,953,772
Total Health Care		32,878,309
Industrials | 44.9%
Aerospace & Defense
BWX Technologies, Inc.	626,200	37,878,838
Huntington Ingalls Industries, Inc.	135,000	31,819,500
Triumph Group, Inc.	737,800	20,068,160
Common Stocks | 99.0% of portfolio (Continued)
	Shares	Value
Industrials | 44.9% (Continued)
Air Freight & Logistics
Radiant Logistics, Inc. (a)	1,444,100	$6,642,860
Building Products
NCI Building Systems, Inc. (a)	1,181,831	22,809,338
Construction & Engineering
Comfort Systems USA, Inc.	50,994	2,225,888
Dycom Industries, Inc. (a)	1,135,299	126,506,368
Orion Group Holdings, Inc. (a)(c)	1,853,794	14,515,207
Primoris Services Corp.	1,102,400	29,974,256
Industrial Conglomerates
Carlisle Companies Inc.	125,600	14,274,440
Machinery
Manitowoc Co., Inc. (The) (a)	189,850	7,468,699
NN, Inc.	1,348,200	37,210,320
Standex International Corp.	328,244	33,431,652
Welbilt, Inc. (a)	759,400	17,853,494
Road & Rail
Covenant Transportation Group, Inc., Class A (a)	605,200	17,387,396
Knight-Swift Transportation Holdings Inc.	1,207,732	52,802,043
Werner Enterprises, Inc.	1,304,181	50,406,596
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	738,374	50,283,269
Total Industrials		573,558,324
Information Technology | 10.2%
Electronic Equipment, Instruments & Components
Belden Inc.	337,585	26,051,434
Internet Software & Services
comScore, Inc. (a)	753,000	21,460,500
j2 Global, Inc	92,196	6,917,466
IT Services
Cass Information Systems, Inc.	246,195	14,331,011
Computer Services, Inc.	585,362	27,219,333
ManTech International Corp., Class A	325,082	16,315,866
Software
Descartes Systems Group Inc. (The) (a)	628,898	17,860,703
Total Information Technology		130,156,313
Materials | 9.2%
Chemicals
PolyOne Corp.	1,024,246	44,554,701
Westlake Chemical Corp.	231,400	24,651,042
Construction Materials
Summit Materials, Inc., Class A (a)	1,140,829	35,867,667
Containers & Packaging
Myers Industries, Inc.	633,639	12,355,960
Total Materials		117,429,370

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2017  |  (Continued)
Common Stocks | 99.0% of portfolio (Continued)
	Shares	Value
Real Estate | 0.9%
Real Estate Investment Trusts (REITs)
QTS Realty Trust Inc., Class A	210,436	$11,397,214
Total Real Estate		11,397,214
Total Common Stocks
(Cost $795,946,836)		1,265,297,939

Commercial Paper | 1.0% of portfolio
	Face Amount
Rockwell Collins, Inc., 1.85%, 01/02/18 (b)	$12,506,000	12,503,681
Total Commercial Paper
(Cost $12,505,358)		12,503,681

Money Market Fund | less than 0.1% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.21% (d)	970	$970
Total Money Market Fund
(Cost $970)		970
Total Investments in Securities
(Cost $808,453,164) | 100.0%		$1,277,802,590

(a)	Non-income producing.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $21,945,745 and represents 1.7% of total investments.
(c)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Persons	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at December 31, 2017	Value at December 31, 2017	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
National Bankshares, Inc. (Virginia)	448,702	—	32,985	415,717	$18,894,338	$504,860	$789,073	$(601,764)
Orion Group Holdings, Inc.	1,853,794	—	—	1,853,794	14,515,207	—	—	(3,930,043)
Total					$33,409,545	$504,860	$789,073	$(4,531,807)
(d)	7-day yield at December 31, 2017.
PLC - Public Limited Company
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  December 31, 2017

Common Stocks | 97.2% of portfolio
	Shares	Value
Australia | 1.0%
CSL Ltd.	6,557	$720,573
Total Australia		720,573
Brazil | 0.5%
Itaú Unibanco Holding SA ADR, Class A	30,720	399,360
Total Brazil		399,360
Britain | 11.2%
BBA Aviation PLC	135,900	640,419
HSBC Holdings PLC	119,306	1,232,201
RoyalDutch Shell PLC, Class B	75,876	2,555,050
Shire PLC	27,700	1,435,445
Unilever PLC	27,427	1,521,270
WPP PLC	51,480	930,025
Total Britain		8,314,410
Canada | 2.1%
Canadian National Railway Co.	19,280	1,590,600
Total Canada		1,590,600
China | 1.3%
Baidu, Inc. ADR (a)	2,520	590,209
Weibo Corp. ADR (a)	3,632	375,767
Total China		965,976
France | 10.9%
Air Liquide SA	14,087	1,770,936
Dassault Systèmes SA	28,550	3,031,416
L’Oréal SA	8,913	1,974,948
LVMH Moët Hennessy—Louis Vuitton SE	4,288	1,258,550
Total France		8,035,850
Germany | 19.4%
Allianz SE REG	12,753	2,918,495
Bayer AG REG	21,740	2,701,480
Bayerische Motoren Werke AG	12,044	1,248,747
Fresenius Medical Care AG & Co. KGaA	10,464	1,098,821
FUCHS PETROLUB SE	4,127	199,499
FUCHS PETROLUB SE, Preferred	9,089	481,270
Infineon Technologies AG	47,800	1,301,794
Linde AG (a)	5,901	1,378,182
SAP SE ADR	18,950	2,129,222
Symrise AG	10,636	911,919
Total Germany		14,369,429
Common Stocks | 97.2% of portfolio (Continued)
	Shares	Value
Hong Kong | 4.6%
AIA Group Ltd.	402,000	$3,419,269
Total Hong Kong		3,419,269
India | 0.5%
HDFC Bank Ltd. ADR	1,990	202,323
ICICI Bank Ltd. ADR	16,680	162,297
Total India		364,620
Israel | 2.9%
Check Point Software Technologies Ltd. (a)	20,950	2,170,839
Total Israel		2,170,839
Italy | 1.1%
Tenaris, SA ADR	25,800	821,988
Total Italy		821,988
Japan | 16.9%
Daito Trust Construction Co., Ltd.	4,000	814,924
FANUC Corp.	10,800	2,590,880
JGC Corp.	44,000	850,055
Keyence Corp.	3,700	2,066,935
Kubota Corp.	56,100	1,097,284
M3, Inc.	57,800	2,026,130
MonotaRO Co., Ltd.	24,400	777,624
Park24 Co., Ltd.	31,000	742,122
Sysmex Corp.	19,500	1,531,158
Total Japan		12,497,112
Mexico | 0.4%
Grupo Financiero Banorte SAB de CV	58,300	320,016
Total Mexico		320,016
Republic of South Korea | 1.2%
Samsung Electronics Co., Ltd. GDR	213	252,235
Samsung Electronics Co., Ltd. REG GDR	618	603,340
Total Republic of South Korea		855,575
Singapore | 3.0%
DBS Group Holdings Ltd.	119,800	2,215,854
Total Singapore		2,215,854
South Africa | 1.7%
Aspen Pharmacare Holdings Ltd.	11,000	246,566
Naspers Ltd., Class N	3,040	842,242

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  December 31, 2017  |  (Continued)
Common Stocks | 97.2% of portfolio (Continued)
	Shares	Value
South Africa | 1.7% (Continued)
Sasol Ltd.	4,100	$141,729
Total South Africa		1,230,537
Spain | 3.8%
Banco Bilboa Vizcaya Argentaria SA	240,676	2,045,314
Grifols, SA	11,740	343,266
Grifols, SA ADR	18,600	426,312
Total Spain		2,814,892
Sweden | 4.4%
Alfa Laval AB	37,100	877,536
Atlas Copco AB, Class A	31,688	1,367,529
Skandinaviska Enskilda Banken AB, Class A	83,989	986,231
Total Sweden		3,231,296
Switzerland | 7.0%
Nestlé SA REG	28,216	2,425,906
Roche Holding AG REG (a)	7,322	1,851,406
Sonova Holding AG	5,809	907,311
Total Switzerland		5,184,623
Taiwan | 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,800	785,070
Total Taiwan		785,070
Common Stocks | 97.2% of portfolio (Continued)
	Shares	Value
Turkey | 0.3%
Türkiye Garanti Bankasi ADR AS	81,100	$229,513
Total Turkey		229,513
United States of America | 1.9%
Schlumberger Ltd.	20,940	1,411,147
Total United States of America		1,411,147
Total Common Stocks
(Cost $54,964,578)		71,948,549

Money Market Fund | 2.8% of portfolio

State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.21% (b)	2,077,638	2,077,638
Total Money Market Fund
(Cost $2,077,638)		2,077,638
Total Investments in Securities
(Cost $57,042,216) | 100.0%		$74,026,187

(a)	Non-income producing.
(b)	7-day yield at December 31, 2017.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
SE - Societas Europaea
REG - Registered Shares
AG - Aktiengesellschaft
KGaA - Kommanditgesellschaft auf Aktien
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
GDR - Global Depositary Receipt
AB - Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
December 31, 2017

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $173,928,268, $75,630,376, $550,291,849, $49,516,039, $559,682,001, $120,315,776, $808,453,164 and $57,042,216, respectively)	$173,928,268	$75,213,083
Cash	—	—
Foreign currency (cost $71)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	154,621	261,371
Capital shares sold	49,735	18,539
Prepaid expenses	25,243	13,195
Total Assets	174,157,867	75,506,188
Liabilities
Payables
Investment securities purchased	—	—
Accrued expenses	38,841	20,383
Independent Director's deferred compensation	63,624	25,359
Due to RE Advisers	99,023	35,101
Capital shares redeemed	28,640	8
Dividends	513	565
Total Liabilities	230,641	81,416
Net Assets	$173,927,226	$75,424,772
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	$—	$(417,293)
Undistributed (over distributed) net investment income	(63,625)	(25,359)
Undistributed net realized gain (loss) from investments and futures transactions	—	9,373
Paid-in-capital applicable to outstanding shares of 173,990,810, 14,631,765, 106,096,793, 7,246,025, 20,245,863, 17,180,480, 28,957,888 and 8,737,239, respectively	173,990,851	75,858,051
Net Assets	$173,927,226	$75,424,772
Net Asset Value Per Share	$1.00	$5.15

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$548,528,970	$145,194,985	$1,120,448,138	$177,868,113	$1,277,802,590	$74,026,187
11,957	—	—	—	—	5,393
—	—	—	—	—	72

—	2,096	—	207,734	—	68,006
2,472,117	—	816,104	61,752	548,851	153,972
52,239	30,669	1,112,801	223,869	1,301,916	3,893
41,528	23,524	69,049	26,952	73,085	20,474
551,106,811	145,251,274	1,122,446,092	178,388,420	1,279,726,442	74,277,997

—	—	2,407,495	99,295	—	—
118,780	47,227	246,783	78,120	175,899	41,039
133,477	26,473	223,774	18,495	165,399	47,976
346,527	50,382	568,097	120,110	989,549	42,386
253,845	32,765	291,346	52,009	961,947	8,504
12,103	—	—	—	—	—
864,732	156,847	3,737,495	368,029	2,292,794	139,905
$550,242,079	$145,094,427	$1,118,708,597	$178,020,391	$1,277,433,648	$74,138,092

$(1,762,879)	$95,678,946	$560,766,137	$57,552,337	$469,349,426	$16,989,786
(133,171)	605,727	(144,426)	(18,495)	(150,589)	(47,771)
18,427	(2,768,058)	—	1,573,581	8,436,800	(11,652,473)
552,119,702	51,577,812	558,086,886	118,912,968	799,798,011	68,848,550
$550,242,079	$145,094,427	$1,118,708,597	$178,020,391	$1,277,433,648	$74,138,092
$5.19	$20.02	$55.26	$10.36	$44.11	$8.49
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended December 31, 2017

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$1,543,532	$1,313,181
Dividends	—	—
Allocated from Master Portfolio
Dividends	—	—
Interest	—	—
Total Investment Income	1,543,532	1,313,181
Expenses
Management fees	928,793	333,252
Shareholder servicing fees	143,128	81,015
Custodian and accounting fees	63,309	67,776
Legal and audit fees	62,654	35,544
Director and Board meeting expenses	53,937	22,021
Registration fees	36,593	26,606
Printing	19,459	10,887
Communication	6,622	3,618
Insurance	6,385	2,499
Other expenses	5,490	17,879
Administration fees	—	—
Allocated from Master Portfolio	—	—
Total Expenses	1,326,370	601,097
Less fees waived by RE Advisers	(104,378)	(45,425)
Net Expenses	1,221,992	555,672
Net Investment Income (Loss)	321,540	757,509
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	—	36,075
Net change in unrealized apprecation (depreciation)	—	(143,248)
Net Gain (Loss) On Investments	—	(107,173)
Net Increase In Net Assets From Operations	$321,540	$650,336

(a)	Includes foreign tax withholding expense of $4,224 in Growth Fund and $133,243 in International Equity Fund.
(b)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$12,781,169	$—	$379,600	$23,018	$191,953	$18,680
—	—	25,331,635	1,173,908(a)	12,558,778	1,286,358(a)

—	2,616,319	—	—	—	—
—	17,508	—	—	—	—
12,781,169	2,633,827	25,711,235	1,196,926	12,750,731	1,305,038

3,265,137	—	4,773,507	963,608	9,568,166	485,253
189,190	155,579	408,426	165,721	315,198	134,024
192,913	19,720	163,571	60,459	187,913	63,137
155,726	55,496	279,439	61,472	323,696	37,821
157,139	38,822	291,810	42,945	351,318	19,609
47,892	30,366	66,777	32,893	78,433	30,471
35,560	26,478	86,643	27,901	82,614	23,559
11,104	8,634	25,596	9,017	18,445	7,689
17,990	4,198	32,408	4,238	42,069	1,866
47,985	6,207	18,933	6,528	14,242	7,027
—	334,002	—	—	—	—
—	51,798	—	—	—	—
4,120,636	731,300	6,147,110	1,374,782	10,982,094	810,456
—	—	—	—	—	(170,916)
4,120,636	731,300	6,147,110	1,374,782	10,982,094	639,540
8,660,533	1,902,527	19,564,125	(177,856)	1,768,637	665,498

267,593	890,088(b)	38,097,841	12,531,408	61,526,126	1,442,275
(920,260)	22,891,278(b)	149,259,290	33,478,879	76,877,680	13,349,482
(652,667)	23,781,366	187,357,131	46,010,287	138,403,806	14,791,757
$8,007,866	$25,683,893	$206,921,256	$45,832,431	$140,172,443	$15,457,255
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) In Net Assets
Operations
Net investment income	$321,540	$17,051
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase in net assets from operations	321,540	17,051
Distributions to Shareholders
Net investment income	(327,804)	(19,390)
Net realized gain on investments	—	—
Total distributions to shareholders	(327,804)	(19,390)
Capital Share Transactions
Net capital share transactions	(21,924,369)	2,704,112
Total increase (decrease) in net assets from capital transactions	(21,924,369)	2,704,112
Total Increase (Decrease) In Net Assets	(21,930,633)	2,701,773
Net Assets
Beginning of year	$195,857,859	$193,156,086
End of year	$173,927,226	$195,857,859
Undistributed (over distributed) net investment income	(63,625)	(57,361)

Statements of Changes in Investments	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$757,509	$601,938	$8,660,533	$8,096,256	$1,902,527	$1,826,790
36,075	14,400	267,593	628,544	890,088	1,022,431
(143,248)	(280,911)	(920,260)	721,622	22,891,278	9,903,985
650,336	335,427	8,007,866	9,446,422	25,683,893	12,753,206

(760,216)	(603,213)	(8,723,255)	(8,162,171)	(1,289,561)	(1,830,692)
(26,366)	(15,552)	(201,698)	(228,763)	—	—
(786,582)	(618,765)	(8,924,953)	(8,390,934)	(1,289,561)	(1,830,692)

2,452,567	343,548	10,145,252	(2,292,399)	(2,338,989)	(2,319,522)
2,452,567	343,548	10,145,252	(2,292,399)	(2,338,989)	(2,319,522)
2,316,321	60,210	9,228,165	(1,236,911)	22,055,343	8,602,992

$73,108,451	$73,048,241	$541,013,914	$542,250,825	$123,039,084	$114,436,092
$75,424,772	$73,108,451	$550,242,079	$541,013,914	$145,094,427	$123,039,084
(25,359)	(22,877)	(133,171)	(115,231)	605,727	(22,024)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Investments

Statements of Changes in Net Assets (Continued)

	Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) In Net Assets
Operations
Net investment income	$19,564,125	$20,572,021
Net realized gain (loss) on investments	38,097,841	68,111,084
Net change in unrealized appreciation (depreciation)	149,259,290	19,013,955
Increase in net assets from operations	206,921,256	107,697,060
Distributions to Shareholders
Net investment income	(19,512,051)	(20,583,202)
Net realized gain on investments	(38,098,789)	(68,111,580)
Total distributions to shareholders	(57,610,840)	(88,694,782)
Capital Share Transactions
Net capital share transactions	13,570,649	37,667,092
Total increase (decrease) in net assets from capital transactions	13,570,649	37,667,092
Total Increase (Decrease) In Net Assets	162,881,065	56,669,370
Net Assets
Beginning of year	$955,827,532	$899,158,162
End of year	$1,118,708,597	$955,827,532
Undistributed (over distributed) net investment income	(144,426)	(196,500)

Statements of Changes in Investments	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small-Company Stock Fund		International Equity Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$(177,856)	$(153,258)	$1,768,637	$4,249,986	$665,498	$648,256
12,531,408	1,705,417	61,526,126	27,300,568	1,442,275	(4,480,699)
33,478,879	1,539,718	76,877,680	189,115,709	13,349,482	6,392,944
45,832,431	3,091,877	140,172,443	220,666,263	15,457,255	2,560,501

—	—	(2,147,900)	(4,265,034)	(695,011)	(489,980)
(11,978,459)	(1,810,468)	(52,725,579)	(27,306,971)	—	—
(11,978,459)	(1,810,468)	(54,873,479)	(31,572,005)	(695,011)	(489,980)

26,884,927	1,670,907	(130,083,090)	(78,227,195)	5,401,845	(1,240,980)
26,884,927	1,670,907	(130,083,090)	(78,227,195)	5,401,845	(1,240,980)
60,738,899	2,952,316	(44,784,126)	110,867,063	20,164,089	829,541

$117,281,492	$114,329,176	$1,322,217,774	$1,211,350,711	$53,974,003	$53,144,462
$178,020,391	$117,281,492	$1,277,433,648	$1,322,217,774	$74,138,092	$53,974,003
(18,495)	(13,609)	(150,589)	(128,297)	(47,771)	(29,683)
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Investments

Financial Highlights
Daily Income Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—
Total from investment operations	—	—	—	—	—
Distributions
Net investment income	—(c)	—(c)	—(c)	—(c)	—(c)
Net realized gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Redemption fee (d)	—	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.18%	0.01%	0.01%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$173,927	$195,858	$193,156	$196,771	$212,308
Ratio of net investment income to average net assets	0.17%(a,b)	0.00%(a,b,e)	0.00%(a,b,e)	0.00%(a,b,e)	0.00%(a,b,e)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.71%	0.71%	0.68%	0.66%	0.66%
Ratio of expenses to average net assets	0.66%(a,b)	0.37%(a,b)	0.14%(a,b)	0.09%(a,b)	0.11%(a,b)

(a)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(c)	Less than $0.01 per share.
(d)	The Daily Income Fund does not charge a redemption fee.
(e)	Less than 0.01%.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$5.16	$5.18	$5.20	$5.19	$5.28
Income from investment operations
Net investment income	0.05	0.04	0.04	0.05	0.05
Net realized and unrealized gain (loss) on investments	(0.01)	(0.02)	(0.02)	0.01	(0.09)
Total from investment operations	0.04	0.02	0.02	0.06	(0.04)
Distributions
Net investment income	(0.05)	(0.04)	(0.04)	(0.05)	(0.05)
Net realized gain	—(a)	—(a)	—(a)	—(a)	—(a)
Total distributions	(0.05)	(0.04)	(0.04)	(0.05)	(0.05)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.15	$5.16	$5.18	$5.20	$5.19
Total Return	0.87%	0.45%	0.46%	1.16%	-0.72%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$75,425	$73,108	$73,048	$76,661	$86,131
Ratio of net investment income to average net assets	1.02%(c)	0.81%(c)	0.84%	0.95%	0.96%
Ratio of gross expenses before expense limitation to average net assets	0.81%	0.78%	0.77%	0.71%	0.69%
Ratio of expenses to average net assets	0.75%(c)	0.75%(c)	0.77%	0.71%	0.69%
Portfolio turnover rate	33%	26%	32%	20%	20%

(a)	Less than $0.01 per share.
(b)	The Short-Term Government Securities Fund does not charge a redemption fee.
(c)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$5.19	$5.18	$5.23	$5.22	$5.22
Income from investment operations
Net investment income	0.08	0.08	0.07	0.07	0.08
Net realized and unrealized gain (loss) on investments	—(a)	0.01	(0.05)	0.01	—(a)
Total from investment operations	0.08	0.09	0.02	0.08	0.08
Distributions
Net investment income	(0.08)	(0.08)	(0.07)	(0.07)	(0.08)
Net realized gain	—(a)	—	—	—	—
Total distributions	(0.08)	(0.08)	(0.07)	(0.07)	(0.08)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.19	$5.19	$5.18	$5.23	$5.22
Total Return	1.65%	1.75%	0.43%	1.56%	1.64%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$550,242	$541,014	$542,251	$571,695	$536,303
Ratio of net investment income to average net assets	1.59%	1.49%	1.38%	1.35%	1.61%
Ratio of expenses to average net assets	0.76%	0.76%	0.74%	0.73%	0.74%
Portfolio turnover rate	32%	31%	20%	26%	32%

(a)	Less than $0.01 per share.
(b)	The Short-Term Bond Fund does not charge a redemption fee.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$16.67	$15.20	$15.33	$13.74	$10.57
Income from investment operations
Net investment income	0.27	0.25	0.25	0.22	0.18
Net realized and unrealized gain (loss) on investments	3.26	1.47	(0.13)	1.59	3.17
Total from investment operations	3.53	1.72	0.12	1.81	3.35
Distributions
Net investment income	(0.18)	(0.25)	(0.25)	(0.22)	(0.18)
Net realized gain	—	—	—	—	—
Total distributions	(0.18)	(0.25)	(0.25)	(0.22)	(0.18)
Redemption fee	—	—	—	—	—(a,b)
Net Asset Value, End of Year	$20.02	$16.67	$15.20	$15.33	$13.74
Total Return	21.16%	11.33%	0.79%	13.15%	31.72%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$145,094	$123,039	$114,436	$116,163	$103,260
Ratio of net investment income to average net assets	1.42%	1.57%	1.49%	1.49%	1.55%
Ratio of expenses to average net assets	0.55%	0.58%	0.54%	0.54%	0.56%
Portfolio turnover rate (c)	N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	See Appendix for the portfolio turnover of the S&P 500 Index Master Portfolio.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$47.70	$46.77	$50.79	$45.46	$34.09
Income from investment operations
Net investment income	1.00	1.10	0.94	0.78	0.76
Net realized and unrealized gain (loss) on investments	9.52	4.60	(1.59)	5.41	11.37
Total from investment operations	10.52	5.70	(0.65)	6.19	12.13
Distributions
Net investment income	(1.00)	(1.10)	(0.94)	(0.78)	(0.76)
Net realized gain	(1.96)	(3.67)	(2.43)	(0.08)	—
Total distributions	(2.96)	(4.77)	(3.37)	(0.86)	(0.76)
Redemption fee	—	—	—	—	—(a,b)
Net Asset Value, End of Year	$55.26	$47.70	$46.77	$50.79	$45.46
Total Return	22.17%	12.26%	-1.28%	13.66%	35.74%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$1,118,709	$955,828	$899,158	$938,857	$816,471
Ratio of net investment income to average net assets	1.92%	2.26%	1.85%	1.64%	1.86%
Ratio of expenses to average net assets	0.60%	0.62%	0.59%	0.61%	0.64%
Portfolio turnover rate	7%	9%	8%	2%	2%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$8.07	$8.00	$7.79	$7.92	$5.71
Income from investment operations
Net investment income	(—)	—	—	—	—
Net realized and unrealized gain (loss) on investments	3.04	0.19	0.73	0.66	2.48
Total from investment operations	3.04	0.19	0.73	0.66	2.48
Distributions
Net investment income	—	—	—	—	—
Net realized gain	(0.75)	(0.12)	(0.52)	(0.79)	(0.27)
Total distributions	(0.75)	(0.12)	(0.52)	(0.79)	(0.27)
Redemption fee	—	—	—	—	—(a,b)
Net Asset Value, End of Year	$10.36	$8.07	$8.00	$7.79	$7.92
Total Return	37.68%	2.54%	9.43%	8.38%	43.40%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$178,020	$117,281	$114,329	$93,717	$75,027
Ratio of net investment loss to average net assets	(0.12)%	(0.14)%(c)	(0.32)%	(0.32)%(c)	(0.32)%(c)
Ratio of gross expenses before expense limitation to average net assets	0.93%	0.98%	0.95%	0.97%	1.04%
Ratio of expenses to average net assets	0.93%	0.95%(c)	0.95%	0.95%(c)	0.95%(c)
Portfolio turnover rate	37%	39%	40%	49%	39%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.
(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$41.13	$35.45	$39.28	$36.86	$27.10
Income from investment operations
Net investment income	0.08	0.14	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	4.86	6.55	(2.19)	2.80	9.79
Total from investment operations	4.94	6.69	(2.04)	2.94	9.91
Distributions
Net investment income	(0.08)	(0.14)	(0.15)	(0.14)	(0.12)
Net realized gain	(1.88)	(0.87)	(1.64)	(0.38)	(0.03)
Total distributions	(1.96)	(1.01)	(1.79)	(0.52)	(0.15)
Redemption fee	—	—	—	—	—(a,b)
Net Asset Value, End of Year	$44.11	$41.13	$35.45	$39.28	$36.86
Total Return	11.99%	18.85%	-5.18%	7.97%	36.58%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$1,277,434	$1,322,218	$1,211,351	$1,059,800	$845,057
Ratio of net investment income to average net assets	0.14%	0.34%	0.43%	0.38%	0.44%
Ratio of expenses to average net assets	0.88%	0.89%	0.86%	0.89%	0.91%
Portfolio turnover rate	7%	14%	16%	3%	1%

(a)	Less than $0.01 per share.
(b)	Effective May 1, 2013, the redemption fee was eliminated.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
International Equity Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$6.69	$6.44	$7.17	$8.13	$6.70
Income from investment operations
Net investment income	0.08	0.07	0.47	0.24(a)	0.14
Net realized and unrealized gain (loss) on investments	1.80	0.24	(0.72)	(0.96)	1.43
Total from investment operations	1.88	0.31	(0.25)	(0.72)	1.57
Distributions
Net investment income	(0.08)	(0.06)	(0.48)	(0.24)	(0.14)
Net realized gain	—	—	—	—	—
Total distributions	(0.08)	(0.06)	(0.48)	(0.24)	(0.14)
Redemption fee	—	—	—	—	—(b,c)
Net Asset Value, End of Year	$8.49	$6.69	$6.44	$7.17	$8.13
Total Return	28.12%	4.85%	-3.48%	-8.90%	23.44%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$74,138	$53,974	$53,144	$207,774	$215,048
Ratio of net investment income to average net assets	1.03%(d)	1.22%(d,e)	1.87%(e)	3.04%	1.95%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.25%	1.46%	1.01%	0.97%	0.96%
Ratio of expenses to average net assets	0.99%(d)	0.97%(d,e)	0.87%(e)	0.97%	0.96%
Portfolio turnover rate	11%	112%(f)	62%	24%	19%

(a)	Annualized.
(b)	Less than $0.01 per share.
(c)	Effective May 1, 2013, the redemption fee was eliminated.
(d)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.
(e)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(f)	Unusually high due to change in strategy and subadviser on January 15, 2016.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements

1.    Organization
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (each a “Fund” and collectively the “Funds”).
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act. The Growth Fund is currently operating as a diversified fund. The Fund previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At December 31, 2017, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2017, the Stock Index Fund’s investment constituted 1.05% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:

Notes to Financial Statements

Notes to Financial Statements (Continued)
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2017 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2017 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$155,654,835	$ —	$155,654,835
Money Market Fund	18,273,433	—	—	18,273,433
Total	$18,273,433	$155,654,835	$ —	$173,928,268

Notes to Financial Statements

Notes to Financial Statements (Continued)
Short-Term Government Securities Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$36,768,762	$60,469	$36,829,231
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	21,323,059	—	21,323,059
Corporate Bonds - Other	—	3,566,879	—	3,566,879
Mortgage-Backed Securities	—	2,205,298	—	2,205,298
Asset-Backed Securities	—	2,030,657	—	2,030,657
Municipal Bond	—	222,635	—	222,635
Commercial Paper	—	6,203,329	—	6,203,329
Certificates of Deposit	—	2,831,935	—	2,831,935
Money Market Fund	60	—	—	60
Total	$60	$75,152,554	$60,469	$75,213,083

Short-Term Bond Fund
Corporate Bonds - Other	$ —	$160,083,153	$335,197	$160,418,350
Asset-Backed Securities	—	112,005,348	—	112,005,348
Municipal Bonds	—	110,081,394	—	110,081,394
Yankee Bonds	—	63,805,171	—	63,805,171
U.S. Government & Agency Obligations	—	32,795,485	—	32,795,485
Mortgage-Backed Securities	—	10,342,896	217,399	10,560,295
Corporate Bond Guaranteed by Export-Import Bank of the United States	—	349,977	—	349,977
Commercial Paper	—	56,562,762	—	56,562,762
Certificates of Deposit	—	1,949,794	—	1,949,794
Money Market Fund	394	—	—	394
Total	$394	$547,975,980	$552,596	$548,528,970

Value Fund
Common Stocks	$1,094,853,166	$ —	$ —	$1,094,853,166
Commercial Paper	—	25,594,253	—	25,594,253
Money Market Fund	719	—	—	719
Total	$1,094,853,885	$25,594,253	$ —	$1,120,448,138

Growth Fund
Common Stocks	$175,759,593	$ —	$ —	$175,759,593
Money Market Fund	2,108,520	—	—	2,108,520
Total	$177,868,113	$ —	$ —	$177,868,113

Small-Company Stock Fund
Common Stocks	$1,255,855,875	$9,442,064	$ —	$1,265,297,939
Commercial Paper	—	12,503,681	—	12,503,681
Money Market Fund	970	—	—	970
Total	$1,255,856,845	$21,945,745	$ —	$1,277,802,590

International Equity Fund
Common Stocks	$12,951,508	$58,997,041	$ —	$71,948,549
Money Market Fund	2,077,638	—	—	2,077,638
Total	$15,029,146	$58,997,041	$ —	$74,026,187
At December 31, 2017, all Level 3 securities held by the portfolios were not considered to be material. There were no transfers between levels during the period.
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment

Notes to Financial Statements

Notes to Financial Statements (Continued)
securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
Management considered events occurring between the date of this report, December 31, 2017, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2017 include paydown losses for Short-Term Government Securities and Short-Term Bond Fund, foreign currency transactions for International Equity Fund, distribution re-designations for Growth and Small-Company Stock Funds, expiration of capital loss carry forwards for Stock Index and International Equity Funds, and return of capital for Value, Small-Company Stock, and International Equity Funds.
Notes to Financial Statements

Notes to Financial Statements (Continued)
The tax reclassifications for 2017 are as follows:
	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Daily Income Fund	$—	$—	$—
Short-Term Gov. Securities Fund	$225	$(225)	$—
Short-Term Bond Fund	$44,782	$(44,782)	$—
Stock Index Fund	$14,785	$179,687	$(194,472)
Value Fund	$—	$4,411	$(4,411)
Growth Fund	$172,970	$(168,069)	$(4,901)
Small-Company Stock Fund	$356,971	$(350,770)	$(6,201)
International Equity Fund	$11,425	$16,590,724	$(16,602,149)

Tax character of distributions paid in 2017 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$327,804	$—	$—	$327,804
Short-Term Gov. Securities Fund	$780,516	$6,066	$—	$786,582
Short-Term Bond Fund	$8,733,870	$191,083	$—	$8,924,953
Stock Index Fund	$1,289,561	$—	$—	$1,289,561
Value Fund	$19,512,051	$38,094,378	$4,411	$57,610,840
Growth Fund	$653	$11,977,806	$—	$11,978,459
Small-Company Stock Fund	$1,784,728	$53,082,550	$6,201	$54,873,479
International Equity Fund	$677,198	$—	$17,813	$695,011

Tax character of distributions paid in 2016 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$19,390	$—	$—	$19,390
Short-Term Gov. Securities Fund	$604,907	$12,466	$1,392	$618,765
Short-Term Bond Fund	$8,162,171	$225,999	$2,764	$8,390,934
Stock Index Fund	$1,830,692	$—	$—	$1,830,692
Value Fund	$20,583,202	$68,111,580	$—	$88,694,782
Growth Fund	$—	$1,810,468	$—	$1,810,468
Small-Company Stock Fund	$4,674,130	$26,893,994	$3,881	$31,572,005
International Equity Fund	$489,980	$—	$—	$489,980

Amounts reflected in ordinary income include short-term gain distributions.

Notes to Financial Statements

Notes to Financial Statements (Continued)
The tax character of distributable earnings/(accumulated losses) at December 31, 2017 was as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral
Daily Income Fund	$—	$—	$—	$—
Short-Term Gov. Securities Fund	$—	$15,614	$(417,293)	$(6,241)
Short-Term Bond Fund	$7,022	$11,712	$(1,762,879)	$—
Stock Index Fund	$632,200	$—	$95,866,872	$(2,955,984)
Value Fund	$79,348	$—	$560,766,137	$—
Growth Fund	$45,245	$1,653,393	$57,427,280	$—
Small-Company Stock Fund	$—	$8,436,813	$469,349,223	$—
International Equity Fund	$—	$—	$16,979,551	$(11,647,848)
For Short-Term Bond Fund $6,241 represents post October losses. For Stock Index Fund, $2,955,984 represents capital loss carry forwards which expire in 2018. In 2017, Stock Index Fund utilized $1,140,335 of capital loss carry forwards and $194,472 expired. For International Equity Fund, $5,100 represents post October losses and $11,642,721 represents capital loss carry forwards as follows: $5,368,193 expire in 2018 and are limited due to a change in ownership in December 2015; $1,578,206 of short-term capital loss carry forwards and $4,696,322 of long-term capital loss carry forwards have no expiration. In 2017, International Equity Fund utilized $1,435,401 of capital loss carry forwards and 16,584,336 expired.
At December 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$173,928,268	$—	$—	$—
Short-Term Gov. Securities Fund	$75,630,376	$49,220	$(466,513)	$(417,293)
Short-Term Bond Fund	$550,291,849	$5,264,867	$(7,027,746)	$(1,762,879)
Value Fund	$559,682,001	$562,486,709	$(1,720,572)	$560,766,137
Growth Fund	$120,440,833	$58,277,210	$(849,930)	$57,427,280
Small-Company Stock Fund	$808,438,367	$518,805,055	$(49,440,832)	$469,364,223
International Equity Fund	$57,046,636	$17,401,021	$(421,470)	$16,979,551
Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2017, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$12,794,841	$17,398,651
Short-Term Bond Fund	$136,212,883	$165,016,151
Value Fund	$70,393,003	$107,575,453
Growth Fund	$68,161,874	$53,595,233
Small-Company Stock Fund	$80,531,580	$246,219,243
International Equity Fund	$11,292,803	$6,573,242
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2017, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$10,791,423	$4,059,335
Short-Term Bond Fund	$25,215,429	$25,215,429
Notes to Financial Statements

Notes to Financial Statements (Continued)
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.
T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3 (c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017.
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Pursuant to the Expense Limitation Agreement and the temporary waiver for the Daily Income Fund, management fees waived for the period ended December 31, 2017 amounted to $104,378 for Daily Income Fund, $45,425 for Short- Term Government Securities Fund and $170,916 for International Equity Fund.
Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Equity Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent

Notes to Financial Statements

Notes to Financial Statements (Continued)
Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.
As of December 31, 2017, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: there was one such account in the Value Fund, accounting for 22% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 33%, 17%, 15%, and 12% of the outstanding shares, respectively.
6.    Capital Share Transactions
As of December 31, 2017, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2017
In Dollars
Daily Income Fund	$106,733,220	$322,539	$107,055,759	$(128,980,128)	$(21,924,369)
Short-Term Government Securities Fund	$14,556,313	$774,324	$15,330,637	$(12,878,070)	$2,452,567
Short-Term Bond Fund	$78,765,070	$8,736,276	$87,501,346	$(77,356,094)	$10,145,252
Stock Index Fund	$16,292,299	$1,281,692	$17,573,991	$(19,912,980)	$(2,338,989)
Value Fund	$89,125,547	$56,692,399	$145,817,946	$(132,247,297)	$13,570,649
Growth Fund	$39,036,609	$11,945,685	$50,982,294	$(24,097,367)	$26,884,927
Small-Company Stock Fund	$170,128,814	$54,342,130	$224,470,944	$(354,554,034)	$(130,083,090)
International Equity Fund	$11,961,638	$688,038	$12,649,676	$(7,247,831)	$5,401,845

In Shares
Daily Income Fund	106,733,220	322,539	107,055,759	(128,980,128)	(21,924,369)
Short-Term Government Securities Fund	2,814,475	149,767	2,964,242	(2,489,172)	475,070
Short-Term Bond Fund	15,130,563	1,678,281	16,808,844	(14,861,983)	1,946,861
Stock Index Fund	891,000	63,639	954,639	(1,088,323)	(133,684)
Value Fund	1,740,708	1,040,240	2,780,948	(2,571,633)	209,315
Growth Fund	3,965,416	1,149,309	5,114,725	(2,471,889)	2,642,836
Small-Company Stock Fund	4,049,254	1,226,682	5,275,936	(8,467,705)	(3,191,769)
International Equity Fund	1,525,545	81,594	1,607,139	(934,627)	672,512

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2016
In Dollars
Daily Income Fund	$118,286,374	$15,121	$118,301,495	$(115,597,383)	$2,704,112
Short-Term Government Securities Fund	$12,244,985	$607,196	$12,852,181	$(12,508,633)	$343,548
Short-Term Bond Fund	$82,171,049	$8,181,928	$90,352,977	$(92,645,376)	$(2,292,399)
Stock Index Fund	$14,369,826	$1,813,684	$16,183,510	$(18,503,032)	$(2,319,522)
Value Fund	$91,608,777	$87,621,099	$179,229,876	$(141,562,784)	$37,667,092
Growth Fund	$18,396,551	$1,804,201	$20,200,752	$(18,529,845)	$1,670,907
Small-Company Stock Fund	$251,415,162	$31,151,819	$282,566,981	$(360,794,176)	$(78,227,195)
International Equity Fund	$6,833,222	$488,086	$7,321,308	$(8,562,288)	$(1,240,980)

In Shares
Daily Income Fund	118,286,374	15,121	118,301,495	(115,597,383)	2,704,112
Short-Term Government Securities Fund	2,346,399	116,547	2,462,946	(2,401,199)	61,747
Short-Term Bond Fund	15,772,919	1,569,663	17,342,582	(17,790,781)	(448,199)
Stock Index Fund	919,620	108,802	1,028,422	(1,175,611)	(147,189)
Value Fund	1,919,510	1,835,143	3,754,653	(2,942,820)	811,673
Growth Fund	2,428,613	238,438	2,667,051	(2,423,820)	243,231
Small-Company Stock Fund	7,087,017	757,404	7,844,421	(9,863,856)	(2,019,435)
International Equity Fund	1,045,077	72,900	1,117,977	(1,306,708)	(188,731)
Notes to Financial Statements

Notes to Financial Statements (Continued)
7.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
8.    Recent Accounting Pronouncements
In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Management implemented the amendments to Regulation S-X, which did not have a material impact on the Funds' financial statements and related disclosures.
On March 30, 2017, the Financial Accounting Standards Board issued an Accounting Standards Update ("ASU") that shortens the amortization period for the premium on certain callable debt securities to the earliest call date. The effective date is the fiscal year beginning after December 15, 2018. Management is currently evaluating the impact this ASU will have on the financial statements.

Notes to Financial Statements

Directors and Officers
Independent  |  (Unaudited)

Each Director serves until his resignation or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.
Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director; Chairman of the Board; Member of Audit Committee; Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Of Counsel, Krooth & Altman LLP (law firm) (2008-2010) Partner, Krooth & Altman LLP (1981-2007)	8	None
Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director; Chairman of the Audit Committee; Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1989-Present)	8	None
Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director; Chairman of Compensation Committee; Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None
Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None
Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None
Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	Consultant, Public Affairs (self-employed) (2017-Present) CEO and General Manager, Bluebonnet Electric Cooperative (2012-2017)	8	None
Peter J. Tonetti 4301 Wilson Boulevard Arlington, VA 22203 02/11/53	Director; Member of Audit Committee; Member of Compensation Committee	2010-Present	Retired (2015-Present); Chief Investment Officer, Hamilton College (2008-2015) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None
Directors and Officers

Directors and Officers
Interested  |  (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James D. Matheson (1) 4301 Wilson Boulevard Arlington, VA 22203 3/21/60	Director; President; Chief Executive Officer	2017-present	Chief Executive Officer, NRECA (2016-Present); RE Advisers Corporation, President, Chief Executive Officer and Director (2017-Present); Principal, Squire Patton Boggs (2015-2016); Member of the US House of Representatives (2001-2015)	8	Sallie Mae Bank and Sallie Mae Corporation (2015-Present); US Association of Former Members of Congress (2014-Present)
Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22303 02/25/71	Chief Compliance Officer	2005-present	Secretary, RE Advisers (2017-present); Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015- present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Chief Compliance Officer, Chief Executive Officer, and Director, RE Investment Corporation (2017- present); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015-2016); Chief Compliance Officer, RE Investment Corporation (2005-2014); Executive Director of Management Advisory Services, NRECA (2007- 2008)	Not Applicable	Not Applicable
Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Director, Finance & Accounting — Mutual Funds, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	Not Applicable	Not Applicable
Jack Delaney 4301 Wilson Boulevard Arlington, VA 22203 12/19/83	Secretary	2017-present	Counsel, Securities Compliance, NRECA (2017-Present); Senior Counsel The Rock Creek Group, LP (2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014).	Not Applicable	Not Applicable
Laurie Webster 4301 Wilson Boulevard Arlington, VA 22203 12/19/63	Chief Operations Officer	2017-present	Chief Operations Officer, RE Investment Corporation (2017-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calvert Investments (2014-2017); Director Securities Operations, Calvert Investments (2006-2014)	Not Applicable	Not Applicable
(1)	Mr. Matheson is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.

                Directors and Officers

Portfolio of Investments
S&P 500 Index Master Portfolio  |  December 31, 2017

Common Stocks | 99.1% of net assets
	Shares	Value
Aerospace & Defense | 2.5%
Arconic, Inc.	260,512	$7,098,952
Boeing Co.	335,324	98,890,401
General Dynamics Corp.	165,842	33,740,555
L3 Technologies, Inc.	45,950	9,091,208
Lockheed Martin Corp.	149,235	47,911,897
Northrop Grumman Corp.	103,698	31,825,953
Raytheon Co.	173,310	32,556,283
Rockwell Collins, Inc.	98,121	13,307,170
Textron, Inc.	154,558	8,746,437
TransDigm Group, Inc.	28,666	7,872,257
United Technologies Corp.	444,550	56,711,243
Total Aerospace & Defense		347,752,356
Air Freight & Logistics | 0.7%
C.H. Robinson Worldwide, Inc.	82,640	7,362,398
Expeditors International of Washington, Inc.	109,898	7,109,302
FedEx Corp.	147,215	36,736,031
United Parcel Service, Inc., Class B	411,156	48,989,237
Total Air Freight & Logistics		100,196,968
Airlines | 0.5%
Alaska Air Group, Inc.	71,558	5,260,228
American Airlines Group Inc.	261,647	13,613,493
Delta Air Lines, Inc.	390,764	21,882,784
Southwest Airlines Co.	323,477	21,171,570
United Continental Holdings, Inc. (a)	151,097	10,183,938
Total Airlines		72,112,013
Auto Components | 0.3%
Aptiv PLC	160,226	13,591,972
BorgWarner, Inc.	117,358	5,995,820
Goodyear Tire & Rubber Co.	146,534	4,734,514
Johnson Controls International PLC	558,604	21,288,398
Total Auto Components		45,610,704
Automobiles | 0.5%
Ford Motor Co.	2,347,191	29,316,416
General Motors Co.	768,589	31,504,463
Harley-Davidson, Inc.	100,929	5,135,267
Total Automobiles		65,956,146
Banks | 6.5%
Bank of America Corp.	5,801,130	171,249,328
BB&T Corp.	473,424	23,538,641
Citigroup, Inc.	1,583,223	117,807,623
Citizens Financial Group, Inc.	296,166	12,433,049
Comerica, Inc.	107,698	9,349,263
Fifth Third Bancorp	431,681	13,097,202
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Banks | 6.5% (Continued)
Huntington Bancshares, Inc.	665,283	$9,686,521
JPMorgan Chase & Co.	2,071,274	221,502,042
KeyCorp	641,312	12,935,263
M&T Bank Corp.	91,371	15,623,527
PNC Financial Services Group, Inc. (b)	285,955	41,260,447
Regions Financial Corp.	702,941	12,146,821
SunTrust Banks, Inc.	281,555	18,185,637
U.S. Bancorp	936,412	50,172,955
Wells Fargo & Co.	2,650,601	160,811,963
Zions Bancorporation	118,421	6,019,339
Total Banks		895,819,621
Beverages | 2.0%
Brown-Forman Corp., Class B	113,356	7,784,156
Coca-Cola Co.	2,297,865	105,426,046
Constellation Brands, Inc., Class A	102,679	23,469,339
Dr. Pepper Snapple Group, Inc.	106,715	10,357,758
Molson Coors Brewing Co., Class B	108,560	8,909,519
Monster Beverage Corp. (a)	249,172	15,770,096
PepsiCo, Inc.	850,628	102,007,310
Total Beverages		273,724,224
Biotechnology | 2.8%
AbbVie, Inc.	957,189	92,569,748
Alexion Pharmaceuticals, Inc. (a)	133,393	15,952,469
Amgen, Inc.	435,208	75,682,671
Biogen Inc. (a)	126,097	40,170,721
Celgene Corp. (a)	472,924	49,354,349
Gilead Sciences, Inc.	779,054	55,811,429
Incyte Corp. (a)	102,748	9,731,263
Regeneron Pharmaceuticals, Inc. (a)	45,981	17,287,017
Vertex Pharmaceuticals, Inc. (a)	150,555	22,562,172
Total Biotechnology		379,121,839
Building Products | 0.2%
Allegion PLC	55,592	4,422,900
AO Smith Corp.	86,280	5,287,238
Fortune Brands Home & Security, Inc.	95,901	6,563,464
Masco Corp.	185,105	8,133,514
Total Building Products		24,407,116
Capital Markets | 2.5%
Affiliated Managers Group, Inc.	32,950	6,762,987
Ameriprise Financial, Inc.	90,303	15,303,649
Bank of New York Mellon Corp.	617,273	33,246,324
BlackRock, Inc. (b)	73,422	37,717,616
Charles Schwab Corp.	712,918	36,622,598
CME Group, Inc.	202,433	29,565,340

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Capital Markets | 2.5% (Continued)
E*Trade Financial Corp. (a)	169,204	$8,387,442
Franklin Resources, Inc.	192,659	8,347,914
Goldman Sachs Group, Inc.	210,329	53,583,416
Invesco Ltd.	247,235	9,033,967
Morgan Stanley	836,517	43,892,047
Northern Trust Corp.	130,571	13,042,737
Raymond James Financial, Inc.	74,775	6,677,408
State Street Corp.	223,583	21,823,937
T. Rowe Price Group, Inc.	144,329	15,144,442
Total Capital Markets		339,151,824
Chemicals | 2.2%
Air Products & Chemicals, Inc.	130,691	21,443,779
Albemarle Corp.	65,091	8,324,488
CF Industries Holdings, Inc.	138,621	5,896,937
DowDuPont, Inc.	1,404,844	100,052,990
Eastman Chemical Co.	85,259	7,898,394
Ecolab, Inc.	155,633	20,882,836
FMC Corp.	79,496	7,525,091
International Flavors & Fragrances, Inc.	47,931	7,314,750
LyondellBasell Industries NV, Class A	193,623	21,360,489
Monsanto Co.	262,015	30,598,112
Mosaic Co.	207,653	5,328,376
PPG Industries, Inc.	154,310	18,026,494
Praxair, Inc.	171,093	26,464,665
Sherwin-Williams Co.	49,185	20,167,818
Total Chemicals		301,285,219
Commercial Services & Supplies | 0.3%
Cintas Corp.	50,781	7,913,203
Iron Mountain, Inc.	154,662	5,835,397
Republic Services, Inc.	136,001	9,195,028
Stericycle, Inc. (a)(c)	49,455	3,362,445
Waste Management, Inc.	237,269	20,476,315
Total Commercial Services & Supplies		46,782,388
Communications Equipment | 1.0%
Cisco Systems, Inc.	2,959,312	113,341,650
F5 Networks, Inc. (a)	37,904	4,973,763
Harris Corp.	70,710	10,016,071
Juniper Networks, Inc.	223,770	6,377,445
Motorola Solutions, Inc.	99,241	8,965,432
Total Communications Equipment		143,674,361
Construction & Engineering | 0.1%
Fluor Corp.	82,221	4,246,715
Jacobs Engineering Group, Inc.	70,035	4,619,508
Quanta Services, Inc. (a)	88,806	3,473,203
Total Construction & Engineering		12,339,426
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Construction Materials | 0.1%
Martin Marietta Materials, Inc.	37,045	$8,188,427
Vulcan Materials Co.	81,053	10,404,773
Total Construction Materials		18,593,200
Consumer Finance | 0.8%
American Express Co.	429,604	42,663,973
Capital One Financial Corp.	289,609	28,839,264
Discover Financial Services	217,445	16,725,870
Navient Corp.	168,799	2,248,403
Synchrony Financial	449,671	17,361,797
Total Consumer Finance		107,839,307
Containers & Packaging | 0.3%
Avery Dennison Corp.	54,591	6,270,322
Ball Corp.	205,558	7,780,370
Packaging Corp. of America	55,189	6,653,034
Sealed Air Corp.	112,730	5,557,589
WestRock Co.	148,512	9,387,444
Total Containers & Packaging		35,648,759
Distributors | 0.1%
Genuine Parts Co.	85,536	8,126,776
LKQ Corp. (a)	180,654	7,347,198
Total Distributors		15,473,974
Diversified Consumer Services | 0.0%
H&R Block, Inc.	122,375	3,208,672
Total Diversified Consumer Services		3,208,672
Diversified Financial Services | 2.3%
Berkshire Hathaway, Inc., Class B (a)	1,151,061	228,163,312
Cboe Global Markets, Inc.	68,698	8,559,084
Intercontinental Exchange, Inc.	351,995	24,836,767
Leucadia National Corp.	188,762	5,000,305
Moody's Corp.	100,168	14,785,799
Nasdaq, Inc.	72,363	5,559,649
S&P Global, Inc.	153,345	25,976,643
Total Diversified Financial Services		312,881,559
Diversified Telecommunication Services | 2.1%
AT&T, Inc.	3,679,145	143,045,158
CenturyLink, Inc.	568,527	9,483,030
SBA Communications Corp. (a)	70,903	11,582,714
Verizon Communications, Inc.	2,443,653	129,342,553
Total Diversified Telecommunication Services		293,453,455

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Electric Utilities | 1.6%
American Electric Power Co., Inc.	293,238	$21,573,520
Duke Energy Corp.	416,768	35,054,356
Edison International	195,588	12,368,985
Entergy Corp.	105,205	8,562,635
Eversource Energy	192,421	12,157,159
Exelon Corp.	573,983	22,620,670
FirstEnergy Corp.	262,946	8,051,407
NextEra Energy, Inc.	282,340	44,098,685
Pinnacle West Capital Corp.	66,548	5,668,559
PPL Corp.	409,277	12,667,123
Southern Co.	596,804	28,700,304
Xcel Energy, Inc.	305,285	14,687,261
Total Electric Utilities		226,210,664
Electrical Equipment | 0.6%
Acuity Brands, Inc.	24,532	4,317,632
AMETEK, Inc.	135,148	9,794,176
Eaton Corp. PLC	266,828	21,082,080
Emerson Electric Co.	384,767	26,814,412
Rockwell Automation, Inc.	77,486	15,214,376
Total Electrical Equipment		77,222,676
Electronic Equipment, Instruments & Components | 0.4%
Amphenol Corp., Class A	182,393	16,014,105
Corning, Inc.	527,323	16,869,063
FLIR Systems, Inc.	81,968	3,821,348
TE Connectivity Ltd.	212,321	20,178,988
Total Electronic Equipment, Instruments & Components		56,883,504
Energy Equipment & Services | 0.8%
Baker Hughes a GE Co.	250,848	7,936,831
Halliburton Co.	519,281	25,377,262
Helmerich & Payne, Inc.	63,592	4,110,587
National Oilwell Varco, Inc. (c)	231,780	8,348,716
Schlumberger Ltd.	830,317	55,955,063
TechnipFMC PLC	257,556	8,064,078
Total Energy Equipment & Services		109,792,537
Food & Staples Retailing | 1.8%
Costco Wholesale Corp.	262,422	48,841,983
CVS Health Corp.	607,396	44,036,210
Kroger Co.	541,698	14,869,610
Sysco Corp.	290,781	17,659,130
Walgreens Boots Alliance, Inc.	518,207	37,632,192
Wal-Mart Stores, Inc.	873,810	86,288,738
Total Food & Staples Retailing		249,327,863
Food Products | 1.2%
Archer-Daniels-Midland Co.	337,888	13,542,551
Campbell Soup Co.	112,425	5,408,767
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Food Products | 1.2% (Continued)
Conagra Brands, Inc.	253,496	$9,549,194
General Mills, Inc.	346,360	20,535,684
Hershey Co.	85,736	9,731,893
Hormel Foods Corp.	154,840	5,634,628
J.M. Smucker Co.	67,617	8,400,736
Kellogg Co.	150,460	10,228,271
Kraft Heinz Co.	356,343	27,709,232
McCormick & Co., Inc.	72,889	7,428,118
Mondelez International, Inc., Class A	900,709	38,550,345
Tyson Foods, Inc., Class A	174,479	14,145,013
Total Food Products		170,864,432
Health Care Equipment & Supplies | 2.7%
Abbott Laboratories	1,052,155	60,046,486
Align Technology, Inc. (a)	44,042	9,785,692
Baxter International, Inc.	298,514	19,295,945
Becton, Dickinson & Co.	157,855	33,790,339
Boston Scientific Corp. (a)	820,488	20,339,897
Cooper Cos., Inc.	29,002	6,318,956
Danaher Corp.	365,209	33,898,699
Dentsply Sirona, Inc.	139,448	9,179,862
Edwards Lifesciences Corp. (a)	126,584	14,267,283
Hologic, Inc. (a)	163,915	7,007,366
IDEXX Laboratories, Inc. (a)	51,887	8,114,089
Intuitive Surgical, Inc. (a)	66,627	24,314,857
Medtronic PLC	809,310	65,351,782
ResMed, Inc.	83,059	7,034,267
Stryker Corp.	191,733	29,687,938
Varian Medical Systems, Inc. (a)(c)	54,702	6,080,127
Zimmer Biomet Holdings, Inc.	121,489	14,660,078
Total Health Care Equipment & Supplies		369,173,663
Health Care Providers & Services | 2.8%
Aetna, Inc.	194,042	35,003,236
AmerisourceBergen Corp.	94,642	8,690,028
Anthem, Inc.	153,330	34,500,783
Cardinal Health, Inc.	190,937	11,698,710
Centene Corp. (a)	104,692	10,561,329
Cigna Corp.	147,841	30,025,029
DaVita, Inc. (a)	90,527	6,540,576
Envision Healthcare Corp. (a)	69,123	2,388,891
Express Scripts Holding Co. (a)(c)	339,740	25,358,194
HCA Healthcare, Inc. (a)	170,084	14,940,179
Henry Schein, Inc. (a)(c)	96,243	6,725,461
Humana, Inc.	86,348	21,420,348
Laboratory Corp. of America Holdings (a)	59,775	9,534,710
McKesson Corp.	125,780	19,615,391
Patterson Cos., Inc.	47,484	1,715,597
Quest Diagnostics, Inc.	83,197	8,194,072
UnitedHealth Group, Inc.	580,186	127,907,806

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Health Care Providers & Services | 2.8% (Continued)
Universal Health Services, Inc., Class B	52,271	$5,924,918
Total Health Care Providers & Services		380,745,258
Health Care Technology | 0.1%
Cerner Corp. (a)	189,247	12,753,355
Total Health Care Technology		12,753,355
Hotels, Restaurants & Leisure | 1.8%
Carnival Corp.	244,594	16,233,704
Chipotle Mexican Grill, Inc. (a)(c)	14,640	4,231,399
Darden Restaurants, Inc.	74,092	7,114,314
Hilton Worldwide Holdings, Inc.	118,875	9,493,357
Marriott International, Inc., Class A	183,063	24,847,141
McDonald's Corp.	476,565	82,026,368
MGM Resorts International	313,732	10,475,511
Norwegian Cruise Line Holdings Ltd. (a)	106,192	5,654,724
Royal Caribbean Cruises Ltd.	103,840	12,386,035
Starbucks Corp.	855,400	49,125,622
Wyndham Worldwide Corp.	60,914	7,058,105
Wynn Resorts Ltd.	48,976	8,256,864
Yum! Brands, Inc.	200,837	16,390,308
Total Hotels, Restaurants & Leisure		253,293,452
Household Durables | 0.4%
D.R. Horton, Inc.	199,014	10,163,645
Garmin Ltd.	67,037	3,993,394
Leggett & Platt, Inc.	77,738	3,710,435
Lennar Corp., Class A	128,661	8,136,522
Mohawk Industries, Inc. (a)	38,505	10,623,529
Newell Brands, Inc.	287,952	8,897,717
PulteGroup, Inc.	164,364	5,465,103
Whirlpool Corp.	43,002	7,251,857
Total Household Durables		58,242,202
Household Products | 1.6%
Church & Dwight Co., Inc.	147,531	7,401,630
Clorox Co.	78,371	11,656,903
Colgate-Palmolive Co.	525,800	39,671,610
Kimberly-Clark Corp.	211,402	25,507,765
Procter & Gamble Co.	1,525,557	140,168,177
Total Household Products		224,406,085
Independent Power and Renewable Electricity Producers | 0.1%
AES Corp.	388,222	4,204,444
NRG Energy, Inc.	174,951	4,982,605
Total Independent Power and Renewable Electricity Producers		9,187,049
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Industrial Conglomerates | 1.9%
3M Co.	355,843	$83,754,767
General Electric Co.	5,212,504	90,958,195
Honeywell International, Inc.	454,381	69,683,870
Roper Technologies, Inc.	61,255	15,865,045
Total Industrial Conglomerates		260,261,877
Insurance | 2.6%
Aflac, Inc.	237,912	20,883,915
Allstate Corp.	215,113	22,524,482
American International Group, Inc.	541,905	32,286,700
Aon PLC	151,050	20,240,700
Arthur J Gallagher & Co.	105,008	6,644,906
Assurant, Inc.	31,301	3,156,393
Brighthouse Financial, Inc. (a)	57,410	3,366,522
Chubb Ltd.	276,976	40,474,503
Cincinnati Financial Corp.	87,398	6,552,228
Everest Re Group Ltd.	23,935	5,295,858
Hartford Financial Services Group, Inc.	211,554	11,906,259
Lincoln National Corp.	130,619	10,040,683
Loews Corp.	163,488	8,179,305
Marsh & McLennan Cos., Inc.	306,410	24,938,710
MetLife, Inc.	629,624	31,833,789
Principal Financial Group, Inc.	161,991	11,430,085
Progressive Corp.	348,400	19,621,888
Prudential Financial, Inc.	255,866	29,419,473
Torchmark Corp.	64,505	5,851,249
Travelers Cos., Inc.	164,993	22,379,651
Unum Group	134,379	7,376,063
Willis Towers Watson PLC	80,432	12,120,298
XL Group Ltd.	153,302	5,390,098
Total Insurance		361,913,758
Internet & Direct Marketing Retail | 2.8%
Amazon.com, Inc. (a)	239,590	280,193,317
Expedia, Inc.	71,880	8,609,068
Netflix, Inc. (a)	259,983	49,906,337
Priceline Group, Inc. (a)	29,283	50,886,240
TripAdvisor, Inc. (a)(c)	62,850	2,165,811
Total Internet & Direct Marketing Retail		391,760,773
Internet Software & Services | 4.8%
Akamai Technologies, Inc. (a)	102,106	6,640,974
Alphabet, Inc., Class A (a)	178,384	187,909,706
Alphabet, Inc., Class C (a)	180,568	188,946,355
eBay, Inc. (a)	583,179	22,009,176
Facebook, Inc., Class A (a)	1,428,473	252,068,346
VeriSign, Inc. (a)(c)	51,526	5,896,635
Total Internet Software & Services		663,471,192

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
IT Services | 4.0%
Accenture PLC, Class A	368,410	$56,399,887
Alliance Data Systems Corp.	28,163	7,138,757
Automatic Data Processing, Inc.	265,520	31,116,289
Cognizant Technology Solutions Corp., Class A	353,188	25,083,412
CSRA, Inc.	93,680	2,802,906
DXC Technology Co.	171,590	16,283,891
Fidelity National Information Services, Inc.	198,490	18,675,924
Fiserv, Inc. (a)	126,989	16,652,068
Gartner, Inc. (a)	52,808	6,503,305
Global Payments Inc.	92,693	9,291,546
International Business Machines Corp.	517,508	79,396,077
Mastercard, Inc., Class A	556,301	84,201,719
Paychex, Inc.	193,665	13,184,713
PayPal Holdings, Inc. (a)	674,190	49,633,868
Total System Services, Inc.	99,065	7,835,051
Visa Inc., Class A	1,086,599	123,894,018
Western Union Co.	278,703	5,298,144
Total IT Services		553,391,575
Leisure Products | 0.1%
Hasbro, Inc.	66,185	6,015,555
Mattel, Inc.	198,376	3,051,023
Total Leisure Products		9,066,578
Life Sciences Tools & Services | 0.8%
Agilent Technologies, Inc.	194,103	12,999,078
Illumina, Inc. (a)	87,593	19,138,194
IQVIA Holdings, Inc. (a)	88,064	8,621,466
Mettler-Toledo International Inc. (a)	15,258	9,452,636
PerkinElmer, Inc.	65,522	4,790,969
Thermo Fisher Scientific, Inc.	238,707	45,325,685
Waters Corp. (a)	46,791	9,039,553
Total Life Sciences Tools & Services		109,367,581
Machinery | 1.7%
Caterpillar, Inc.	358,211	56,446,890
Cummins, Inc.	94,628	16,715,090
Deere & Co.	191,087	29,907,026
Dover Corp.	92,089	9,300,068
Flowserve Corp.	76,248	3,212,328
Fortive Corp.	183,255	13,258,499
Illinois Tool Works, Inc.	185,270	30,912,300
Ingersoll-Rand PLC	149,367	13,322,043
PACCAR, Inc.	211,616	15,041,665
Parker-Hannifin Corp.	80,171	16,000,528
Pentair PLC	97,664	6,897,032
Snap-on, Inc.	34,277	5,974,481
Stanley Black & Decker, Inc.	92,286	15,660,011
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Machinery | 1.7% (Continued)
Xylem, Inc.	109,951	$7,498,658
Total Machinery		240,146,619
Media | 2.8%
CBS Corp., Class B	218,725	12,904,775
Charter Communications, Inc., Class A (a)	116,981	39,300,937
Comcast Corp., Class A	2,795,174	111,946,679
Discovery Communications, Inc., Class A (a)(c)	87,189	1,951,290
Discovery Communications, Inc., Class C (a)(c)	122,201	2,586,995
DISH Network Corp., Class A (a)	132,510	6,327,352
IHS Markit Ltd. (a)	219,526	9,911,599
Interpublic Group of Cos., Inc.	227,431	4,585,009
News Corp., Class A	236,359	3,831,379
News Corp., Class B	53,983	896,118
Omnicom Group, Inc.	136,243	9,922,578
Scripps Networks Interactive, Inc., Class A	56,495	4,823,543
Time Warner, Inc.	468,479	42,851,774
Twenty-First Century Fox, Inc., Class A	618,607	21,360,500
Twenty-First Century Fox, Inc., Class B	272,149	9,285,724
Viacom, Inc., Class B	205,754	6,339,281
Walt Disney Co.	907,458	97,560,809
Total Media		386,386,342
Metals & Mining | 0.3%
Freeport-McMoRan, Inc. (a)	810,698	15,370,834
Newmont Mining Corp.	321,516	12,063,280
Nucor Corp.	193,946	12,331,087
Total Metals & Mining		39,765,201
Multi-Utilities | 1.1%
Alliant Energy Corp.	140,846	6,001,448
Ameren Corp.	143,037	8,437,753
CenterPoint Energy, Inc.	251,857	7,142,665
CMS Energy Corp.	166,727	7,886,187
Consolidated Edison, Inc.	186,554	15,847,762
Dominion Energy, Inc.	382,318	30,990,697
DTE Energy Co.	108,746	11,903,337
NiSource, Inc.	225,931	5,799,649
PG&E Corp.	305,050	13,675,391
Public Service Enterprise Group, Inc.	304,849	15,699,723
SCANA Corp.	83,884	3,336,906
Sempra Energy	150,185	16,057,780
WEC Energy Group, Inc.	190,867	12,679,295
Total Multi-Utilities		155,458,593

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Multiline Retail | 0.5%
Dollar General Corp.	156,751	$14,579,411
Dollar Tree, Inc. (a)	143,247	15,371,836
Kohl's Corp.	98,392	5,335,798
Macy's, Inc.	176,133	4,436,790
Nordstrom, Inc.	68,407	3,241,124
Target Corp.	328,434	21,430,318
Total Multiline Retail		64,395,277
Oil, Gas & Consumable Fuels | 5.2%
Anadarko Petroleum Corp.	326,799	17,529,498
Andeavor	87,756	10,034,021
Apache Corp.	230,928	9,749,780
Cabot Oil & Gas Corp.	275,949	7,892,141
Chesapeake Energy Corp. (a)	529,785	2,097,949
Chevron Corp.	1,140,851	142,823,137
Cimarex Energy Co.	58,370	7,121,724
Concho Resources, Inc. (a)	89,503	13,445,141
ConocoPhillips	717,499	39,383,520
Devon Energy Corp.	317,074	13,126,864
EOG Resources, Inc.	344,343	37,158,053
EQT Corp.	143,078	8,144,000
Exxon Mobil Corp.	2,543,438	212,733,154
Hess Corp.	157,721	7,487,016
Kinder Morgan, Inc.	1,146,971	20,725,766
Marathon Oil Corp.	503,091	8,517,331
Marathon Petroleum Corp.	295,497	19,496,892
Newfield Exploration Co. (a)	116,858	3,684,533
Noble Energy, Inc.	283,916	8,273,312
Occidental Petroleum Corp.	457,003	33,662,841
ONEOK, Inc.	229,064	12,243,471
Phillips 66	255,342	25,827,843
Pioneer Natural Resources Co.	102,059	17,640,898
Range Resources Corp.	131,419	2,242,008
Valero Energy Corp.	259,994	23,896,048
Williams Cos., Inc.	499,125	15,218,321
Total Oil, Gas & Consumable Fuels		720,155,262
Paper & Forest Products | 0.1%
International Paper Co.	248,986	14,426,249
Total Paper & Forest Products		14,426,249
Personal Products | 0.2%
Coty, Inc., Class A	274,000	5,449,860
Estee Lauder Cos., Inc., Class A	134,496	17,113,271
Total Personal Products		22,563,131
Pharmaceuticals | 4.6%
Allergan PLC	199,691	32,665,454
Bristol-Myers Squibb Co.	978,909	59,987,543
Eli Lilly & Co.	577,503	48,775,903
Johnson & Johnson	1,609,067	224,818,841
Merck & Co., Inc.	1,644,280	92,523,636
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Pharmaceuticals | 4.6% (Continued)
Mylan NV (a)	325,073	$13,753,839
Perrigo Co. PLC	77,467	6,752,024
Pfizer, Inc.	3,560,256	128,952,436
Zoetis, Inc.	293,032	21,110,025
Total Pharmaceuticals		629,339,701
Professional Services | 0.2%
Equifax, Inc.	73,274	8,640,470
Nielsen Holdings PLC	196,435	7,150,234
Robert Half International, Inc.	74,783	4,153,448
Verisk Analytics, Inc. (a)	94,221	9,045,216
Total Professional Services		28,989,368
Real Estate Investment Trusts (REITs) | 2.7%
Alexandria Real Estate Equities, Inc.	55,441	7,240,040
American Tower Corp.	255,858	36,503,261
Apartment Investment & Management Co., Class A (c)	91,141	3,983,773
AvalonBay Communities, Inc.	82,843	14,780,020
Boston Properties, Inc.	94,106	12,236,603
Crown Castle International Corp.	242,560	26,926,586
Digital Realty Trust, Inc.	122,417	13,943,296
Duke Realty Corp. (c)	208,164	5,664,142
Equinix, Inc.	46,469	21,060,680
Equity Residential	220,571	14,065,813
Essex Property Trust, Inc.	39,611	9,560,907
Extra Space Storage, Inc. (c)	77,234	6,754,113
Federal Realty Investment Trust	42,469	5,640,308
GGP, Inc.	366,286	8,567,430
HCP, Inc.	275,244	7,178,363
Host Hotels & Resorts, Inc.	434,468	8,624,190
Kimco Realty Corp.	249,356	4,525,811
Macerich Co. (c)	64,673	4,247,723
Mid-America Apartment Communities, Inc.	66,350	6,672,156
Prologis, Inc.	318,438	20,542,435
Public Storage	89,625	18,731,625
Realty Income Corp. (c)	180,701	10,303,571
Regency Centers Corp.	86,603	5,991,196
Simon Property Group, Inc. (c)	187,157	32,142,343
SL Green Realty Corp.	58,685	5,923,077
UDR, Inc.	164,285	6,328,258
Ventas, Inc.	214,309	12,860,683
Vornado Realty Trust	101,338	7,922,605
Welltower, Inc.	222,184	14,168,674
Weyerhaeuser Co.	456,560	16,098,306
Total Real Estate Investment Trusts (REITs)		369,187,988

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)	187,324	$8,113,002
Total Real Estate Management & Development		8,113,002
Road & Rail | 0.9%
CSX Corp.	536,320	29,502,963
JB Hunt Transport Services, Inc.	50,885	5,850,757
Kansas City Southern	62,228	6,547,630
Norfolk Southern Corp.	172,550	25,002,495
Union Pacific Corp.	470,886	63,145,813
Total Road & Rail		130,049,658
Semiconductors & Semiconductor Equipment | 3.9%
Advanced Micro Devices, Inc. (a)(c)	473,862	4,871,301
Analog Devices, Inc.	220,529	19,633,697
Applied Materials, Inc.	637,974	32,613,231
Broadcom Ltd.	242,729	62,357,080
Intel Corp.	2,807,904	129,612,803
KLA-Tencor Corp.	91,720	9,637,020
Lam Research Corp.	97,106	17,874,302
Microchip Technology, Inc.	143,598	12,619,392
Micron Technology, Inc. (a)	692,968	28,494,844
NVIDIA Corp.	362,984	70,237,404
Qorvo, Inc. (a)(c)	73,781	4,913,815
QUALCOMM, Inc.	885,265	56,674,665
Skyworks Solutions, Inc.	107,948	10,249,663
Texas Instruments, Inc.	591,789	61,806,443
Xilinx, Inc.	153,198	10,328,609
Total Semiconductors & Semiconductor Equipment		531,924,269
Software | 5.2%
Activision Blizzard, Inc.	450,766	28,542,503
Adobe Systems, Inc. (a)	293,954	51,512,499
ANSYS, Inc. (a)	49,472	7,301,572
Autodesk, Inc. (a)	131,436	13,778,436
CA, Inc.	183,640	6,111,539
Cadence Design Systems, Inc. (a)	171,359	7,166,233
Citrix Systems, Inc. (a)	83,916	7,384,608
Electronic Arts, Inc. (a)	184,561	19,389,979
Intuit Inc.	145,381	22,938,214
Microsoft Corp.	4,620,172	395,209,427
Oracle Corp.	1,826,490	86,356,447
Red Hat, Inc. (a)	105,055	12,617,106
salesforce.com, Inc. (a)	416,534	42,582,271
Symantec Corp.	368,502	10,340,166
Synopsys, Inc. (a)	87,886	7,491,403
Total Software		718,722,403
Specialty Retail | 2.3%
Advance Auto Parts, Inc.	42,609	4,247,691
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Specialty Retail | 2.3% (Continued)
AutoZone, Inc. (a)	16,498	$11,736,182
Best Buy Co., Inc.	153,631	10,519,114
CarMax, Inc. (a)	111,776	7,168,195
Foot Locker, Inc.	76,660	3,593,821
Gap, Inc.	129,253	4,402,357
Home Depot, Inc.	700,496	132,765,007
L Brands, Inc.	144,385	8,694,865
Lowe's Cos., Inc.	499,053	46,381,986
O'Reilly Automotive, Inc. (a)(c)	51,367	12,355,818
Ross Stores, Inc.	228,340	18,324,285
Signet Jewelers Ltd.	35,334	1,998,138
Tiffany & Co.	59,106	6,144,069
TJX Cos., Inc.	381,033	29,133,783
Tractor Supply Co.	76,121	5,690,045
Ulta Salon Cosmetics & Fragrance, Inc. (a)	35,557	7,952,678
Total Specialty Retail		311,108,034
Technology Hardware, Storage & Peripherals | 4.3%
Apple, Inc.	3,075,188	520,414,066
Hewlett Packard Enterprise Co.	953,223	13,688,283
HP, Inc.	997,927	20,966,446
NetApp, Inc.	165,118	9,134,328
Seagate Technology PLC	168,099	7,033,262
Western Digital Corp.	177,736	14,135,344
Xerox Corp.	127,600	3,719,540
Total Technology Hardware, Storage & Peripherals		589,091,269
Textiles, Apparel & Luxury Goods | 0.7%
Hanesbrands, Inc.	211,689	4,426,417
Michael Kors Holdings Ltd. (a)(c)	90,090	5,671,166
NIKE, Inc., Class B	787,252	49,242,613
PVH Corp.	44,958	6,168,687
Ralph Lauren Corp.	31,377	3,253,481
Tapestry, Inc.	176,389	7,801,685
Under Armour, Inc., Class A (a)(c)	103,468	1,493,043
Under Armour, Inc., Class C (a)(c)	105,511	1,405,407
VF Corp.	199,537	14,765,738
Total Textiles, Apparel & Luxury Goods		94,228,237
Thrifts & Mortgage Finance | 0.0%
People's United Financial, Inc.	220,243	4,118,544
Total Thrifts & Mortgage Finance		4,118,544
Tobacco | 1.3%
Altria Group, Inc.	1,144,648	81,739,314
Philip Morris International Inc.	930,651	98,323,278
Total Tobacco		180,062,592

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Common Stocks | 99.1% of net assets (Continued)
	Shares	Value
Trading Companies & Distributors | 0.2%
Fastenal Co.	168,859	$9,234,898
United Rentals, Inc. (a)	51,357	8,828,782
W.W. Grainger, Inc.	31,463	7,433,134
Total Trading Companies & Distributors		25,496,814
Water Utilities | 0.1%
American Water Works Co., Inc.	104,989	9,605,444
Total Water Utilities		9,605,444
Total Common Stocks
(Cost $8,299,367,149)		13,655,703,202

Short-Term Securities | 1.7% of net assets

BlackRock Cash Funds: Institutional, SL Agency Shares (b)(d)(e)	70,033,981	70,040,984
Short-Term Securities | 1.7% of net assets (Continued)
	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares (b)(d)	164,203,034	$164,203,034
Total Short-Term Securities
(Cost $234,240,815)		234,244,018
Total Investments
(Cost $8,533,607,964) | 100.8%		13,889,947,220
Liabilities in Excess of Other Assets | (0.8)%		(114,872,840)
Net Assets | 100.0%		$13,775,074,380

(a)	Non-income producing.
(b)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2016	Shares Purchased	Shares Sold	Shares Held at December 31, 2017	Value at December 31, 2017	Income	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	67,939,998	2,093,983[2]	—	70,033,981	$70,040,984	$404,069[3]	$(15,327)	$(4,472)
BlackRock Cash Funds: Treasury, SL Agency Shares	485,190,196	—	(320,987,162)[4]	164,203,034	164,203,034	1,578,563	—	—
BlackRock, Inc.	60,705	12,717	—	73,422	37,717,616	693,695	—	9,509,534
PNC Financial Services Group, Inc.	242,967	46,203	3,215	285,955	41,260,447	709,937	1,354	7,554,206
Total					$313,222,081	$3,386,264	$(13,973)	$17,059,268
[1]	Includes net capital gain distributions, if applicable.
[2]	Represents net shares purchased.
[3]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
[4]	Represents net shares sold.
(c)	Security, or a portion of security, is on loan.
(d)	7-day yield at December 31, 2017.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2017  |  (Continued)
Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1,326	S&P 500 E-Mini Index	March 2018	$177,419	$1,047,092
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts........Net unrealized appreciation[1]	—	—	$1,047,092	—	—	—	$1,047,092
[1]	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statements of Assets & Liabilities.
For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Realized Gain (Loss) From:
Futures contracts	—	—	$30,005,634	—	—	—	$30,005,634
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$2,640,598	—	—	—	$2,640,598
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$139,033,648
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements. The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1] Common Stocks	$13,655,703,202	$—	$—	$13,655,703,202
Short-Term Securities: Money Market Funds	234,244,018	—	—	234,244,018
	$13,889,947,220	$—	$—	$13,889,947,220
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$1,047,092	$—	$—	$1,047,092
[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
During the year ended December 31, 2017, there were no transfers between levels.
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | December 31, 2017

Assets
Investments in securities, at value (including securities loaned of $68,226,228) (cost: $8,257,892,485)	$13,576,725,139
Investments at value—affiliated (cost—$275,715,479)	313,222,081
Cash pledged for futures contracts	5,554,800
Receivables:
Investment securities sold	14,500,601
Dividends—unaffiliated	13,693,451
Dividends—affiliated	149,716
Securities lending income—affiliated	23,406
Contributions from investors	10,291
Total Assets	13,923,879,485
Liabilities
Collateral on securities loaned at value	70,052,519
Payables:
Investment securities purchased	4,786,650
Variation margin on futures contracts	644,949
Withdrawals to investors	72,800,827
Investment advisory fees	416,136
Trustees' fees	65,014
Professional fees	39,010
Total Liabilities	148,805,105
Net Assets	$13,775,074,380
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	$5,357,386,348
Investors’ capital	8,417,688,032
Net Assets	$13,775,074,380

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Operations
S&P 500 Index Master Portfolio | Year Ended December 31, 2017

Investment Income
Dividends—unaffiliated	237,449,687
Dividends—affiliated	2,982,195
Securities lending—affiliated—net	404,069
Foreign taxes withheld	(995,770)
Total Investment Income	239,840,181
Expenses
Investment advisory	4,869,070
Professional	61,744
Officer and Trustees	260,622
Total Expenses	5,191,436
Less fees waived and/or reimbursed by the Manager	(467,453)
Total Expenses After Fees Waived and/or Reimbursed	4,723,983
Net Investment Income	235,116,198
Realized And Unrealized Gain (Loss)
Net realized gain from:
Investments—unaffiliated	24,276,067
Investments—affiliated	(13,973)
Futures contracts	30,005,634
Net Realized Gain	54,267,728
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	2,079,221,608
Investments—affiliated	17,059,268
Futures contracts	2,640,598
Net Change In Unrealized Appreciation (Depreciation)	2,098,921,474
Net Realized And Unrealized Gain	$2,153,189,202
Net Increase In Net Assets From Operations	$2,388,305,400
The accompanying notes are an integral part of these financial statements.	Appendix

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) In Net Assets
Operations
Net investment income	$235,116,198	$173,503,239
Net realized gain on investments	54,267,728	66,081,560
Net change in unrealized appreciation (depreciation)	2,098,921,474	738,386,897
Net Increase in net assets from operations	2,388,305,400	977,971,696
Capital Transactions
Proceeds from contributions	7,322,029,278	4,303,951,279
Value of withdrawals	(5,727,019,300)	(2,700,021,283)
Total increase (decrease) in net assets from capital transactions	1,595,009,978	1,603,929,996
Total Increase (Decrease) In Net Assets	3,983,315,378	2,581,901,692
Net Assets
Beginning of year	$9,791,759,002	$7,209,857,310
End of year	$13,775,074,380	$9,791,759,002

Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights
S&P 500 Index Master Portfolio

	Year Ended December 31,
2017	2016	2015	2014	2013
Total Return	21.77%	11.92%	1.35%	13.63%	32.33%
Ratio to Average Net Assets
Total expenses	0.04%	0.04%	0.05%	0.05%	0.05%
Total expenses after fees waived and/or paid reimbursed	0.04%	0.04%	0.04%	0.04%	0.05%
Net investment income	1.93%	2.11%	2.00%	1.98%	2.08%
Supplemental Data
Net assets, end of year (000)	$13,775,074	$9,791,759	$7,209,857	$5,748,578	$5,271,130
Portfolio turnover rate	11%	4%	2%	3%	2%
The accompanying notes are an integral part of these financial statements.	Appendix

Notes to Financial Statements
S&P 500 Index Master Portfolio

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•     Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•     Investments in open-end U.S. mutual funds are valued at net asset value ("NAV") each business day.
•     Futures contracts traded on exchanges are valued at their last sale price.
If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)
the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:
•     Level 1—unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access
•     Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)
•     Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair
Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.
Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclay's Capital, Inc.	$51,904	$(51,904)	—
BNP Paribas S.A.	4,814,605	(4,814,605)	—
Citigroup Global Markets, Inc.	14,572,336	(14,572,336)	—
Deutsche Bank Securities, Inc.	864,293	(864,293)	—
Goldman Sachs & Co.	15,290,172	(15,290,172)	—
HSBC Bank PLC	1,431,822	(1,428,056)	3,766
Jefferies LLC	861,630	(861,630)	—
JP Morgan Securities LLC	23,427,272	(23,427,272)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,465,462	(2,465,462)	—
Mizuho Securities USA, Inc.	20,657	(20,657)	—
State Street Bank & Trust Co.	3,937,323	(3,937,323)	—
UBS AG	207,903	(207,903)	—
Wells Fargo Securities LLC	280,849	(280,849)	—
	$68,226,228	$(68,222,462)	$3,766
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
[1] Cash collateral with a value of $70,052,519 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
[2] The market value of the loaned securities is determined as of December 31, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)
amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2018. For the year ended December 31, 2017, the amount waived and/or reimbursed was $322,367.
With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $145,086.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2017, there were no such fees waived by the Manager.
Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)
up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Master Portfolio paid BTC $147,119 in total for securities lending agent services and collateral investment fees.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended December 31, 2017, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$257,739,400	$61,529,396	$(22,687,106)
7.    Purchases and Sales
For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $3,201,087,023 and $1,278,910,610, respectively.
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)
As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivative financial instruments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$8,239,518,484
Gross unrealized appreciation	$5,875,909,007
Gross unrealized depreciation	$(225,480,271)
Net unrealized appreciation	$5,650,428,736
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio (Continued)
(including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
S&P 500 Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the funds constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in allmaterial respects, the financial position of the Master Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firmregistered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received frombrokers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2018
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from1987 to2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012;Director, Fox Chase Cancer Center from 2004 to 2011; Director, TheMainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J.Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2009	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (nonprofit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001;Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Boardmay determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[3] In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or is affiliates as follows: Rodney D. Johnson, 1995; Cynthia A.Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and FrederickW.Winter, 1999.
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Interested Trustees1,2

Name and Year of Birth	Position(s) Held	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes ofBlackRock registered open-end and closed-end funds.Ms. Novick is a board member of the BlackRock Closed-End Complex andMr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Officers Who Are Not Trustees1

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Appendix

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homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203
This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions.  The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030.  During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board's Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]

Fiscal Year 2016	$216,700
Fiscal Year 2017	$220,000

(b)	Audit-Related Fees

Fiscal Year 2016	$0
Fiscal Year 2017	$0

(c)	Tax Fees

Fiscal Year 2016	$0
Fiscal Year 2017	$0

(d)	All Other Fees

Fiscal Year 2016	$0
Fiscal Year 2017	$0

____________________

1

These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Equity Fund, and Growth Fund, including services that are normally provided in connection with the Funds' statutory and regulatory filings.

(e)(1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.
(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)

The National Rural Electric Cooperative Association paid the Funds’ principal accountant $177,130 and $190,165 in 2017 and 2016, respectively, for consulting services.  The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)

Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.  The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The registrant’s principal executive officer and principal financial officer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.
(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ James D. Matheson
James D. Matheson
President, Chief Executive Officer and Director

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James D. Matheson
James D. Matheson
President, Chief Executive Officer and Director

Date: March 9, 2018

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 9, 2018